UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐

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☐	Definitive Proxy Statement
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Mastercard Incorporated
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Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

01	02	03	04	05

Proxy summary	Strategy	Corporate governance	Management Committee	Executive compensation

15 Proxy summary 16 Our mission and purpose and the Mastercard Way 16 Our Board nominees 17 Our director nominees’ experience, tenure and independence 17 Director skills 16 Our performance 19 Compensation	21 Strategy
25
Corporate governance
26
Proposal 1: Election of directors
42
Board and committees
49
Our corporate governance practices
50
Doing well by doing good
51
Our engagement and transparency
52
Other corporate governance matters
54
Director independence and related person transactions
56
Director compensation
			59 Management Committee 60 Management Committee members
62
Executive compensation
63
Proposal 2: Advisory approval of Mastercard’s executive compensation
64
Compensation discussion and analysis
87
Compensation Committee report
88
Summary Compensation Table
89
All other compensation in 2024
90
Grants of plan-based awards in 2024

92
Outstanding equity awards at 2024 fiscal year end
94
Option exercises and stock vested in 2024
95
Nonqualified deferred compensation in 2024
95
Potential payments upon termination or change in control
103
Equity compensation plan information
104
CEO pay ratio disclosure
105
Pay versus performance disclosure

2	2025 MASTERCARD PROXY

06	07	08	09	10

Audit	Approval of amendments to the Certificate of Incorporation	Stockholder proposals	Stock ownership information	About the Annual Meeting and voting

107 Audit 108 Proposal 3: Ratification of the appointment of independent registered public accounting firm for 2025 108 Auditor’s services and fees 109 Audit Committee report
112
Approval of amendments to the Certificate of Incorporation
113
Proposal 4: Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law
115
Proposal 5: Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to remove the Industry Director concept
117
Proposal 6: Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes

119
Stockholder proposals
120
Proposal 7: Consideration of a stockholder proposal requesting a racial equity audit report
123
Proposal 8: Consideration of a stockholder proposal requesting the Board’s Human Resources and Compensation Committee to consider eliminating DEI and ESG goals from executive pay incentives
126
Proposal 9: Consideration of a stockholder proposal requesting a report on affirmative action risks
128
Proposal 10: Consideration of a stockholder proposal requesting transparency in lobbying
			131 Stock ownership information 132 Security ownership of certain beneficial owners 132 Security ownership of directors and management	134 About the Annual Meeting and voting

2025 MASTERCARD PROXY	3

11	12
		Website References and Forward-Looking Statements
Submission of 2026 proposals and nominations	Appendices

Links to websites included in this proxy statement are provided for convenience only. Content on the websites, including content on Mastercard’s website, is not, and shall not be deemed to be, part of this proxy statement or incorporated by reference herein or into any of our other filings with the Securities and Exchange Commission.
This proxy statement contains forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact may be forward-looking statements. When used in this proxy statement, the words “anticipate,” “believe,” “continue,” “could,” “drive,” “enhance,” “ensure,” “expand,” “expect,” “extend,” “grow,” “intend,” “may,” “plan,” “potential,” “seek,” “strive,” “would,” “will” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements that relate to Mastercard’s goals, commitments, opinions, objectives, future prospects, developments and strategies.
These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks, uncertainties and other important factors that are discussed in our most recent Annual Report on Form 10-K for the year ended December 31, 2024 as may be updated from time to time by subsequent Securities and Exchange Commission filings.
We caution you to not place undue reliance on these forward-looking statements. Our forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise any forward-looking statements.

142
Submission of 2026 proposals and nominations
143
Proposals for inclusion in the proxy statement for the 2026 annual meeting
143
Director nominations for inclusion in the proxy statement for the 2026 annual meeting (proxy access)
143
Other proposals or director nominations to be presented at the 2026 annual meeting

145
Appendix A: Non-GAAP financial information
147
Appendix B: Amendment to Mastercard’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law
148
Appendix C: Amendment to Mastercard’s Amended and Restated Certificate of Incorporation to remove the Industry Director concept
150
Appendix D: Amendment to Mastercard’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes

4	2025 MASTERCARD PROXY

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2025

Growth in motion	[●], 2025
Dear Fellow Stockholder:
The world today – and the future we are building – is dynamic and demanding, defined by rapid innovation, and decidedly digital.
For years, Mastercard has consistently shown that we are a resilient organization. Our business model is robust. Both qualities have served us well in the fluid environment the world has found itself in over several years. We control the elements we can to navigate the uncertainties of today. That helps position us to seize every opportunity, without taking our eyes off the horizon. In other words, we are built for this moment.
That sets the stage for our continued aspirations. Powering economies and empowering people. Simple words that capture the vision driving our strong and steady progress.
Our strategy is a proven and powerful guide. Our three strategic priority areas – consumer payments, commercial and new payments flows, and our services and other solutions – feed a virtuous cycle that drives our growth. And our approach to put the customer at the center of all we do makes Mastercard a valued partner in every region. This approach has delivered a clear impact. After all, when our customers and the communities where we operate succeed and grow, that’s when Mastercard wins.
Many of you reading this letter will have experienced our commitment to strengthening the digital economy first-hand. It might be through a simpler way to check out when shopping online or seamlessly sending money to someone on the other side of the world. You might rely on the peace of mind that comes from an unauthorized charge wiped off your account or protection against someone trying to access your data.
This is the work our teams do each day. They are learning, developing and testing how new technologies address evolving needs. That helps position us to create future standards for our more secure, more inclusive digital future.
Let’s put that in real terms. Think back — contactless payments were largely a novelty in the early 2000s. Today, Tap and Go represents approximately 70% of all in-person purchase transactions. We are building on that technology to unlock new use cases with your device — from sending money to your friends or family to verifying a large purchase. And it all happens with a simple tap. Recently, I tapped my Mastercard to walk through a turnstile of the Beijing metro system. That’s the same frictionless mobility expected by commuters in London, New York and cities worldwide.

2025 MASTERCARD PROXY	5

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2025
Many people today walk out of the house carrying only their keys and a mobile phone. Why? Because they know the card they loaded into a digital wallet can be used almost anywhere they want to pay without having to worry about losing everything if their phone or wallet gets lost or stolen. That confidence and convenience is possible because of the token technology we created to store account information without giving anyone access to the account itself. Now, in just 10 years, this technology has become the foundation to secure today’s digital economy, whether it be through online payments or in-car commerce. And we see the potential to open the door to the next generation of commerce by replacing passwords and entry of account information through technology like passkeys that harness the security and ease of biometric authentication. That’s growth in motion.
2024: Another strong year
As I look back at the past year, it’s clear 2024 was a year where nothing stood still. It brought political shifts around the globe, continuing geopolitical challenges and the rapid advancement of technologies like artificial intelligence. At the same time, a strong and resilient consumer continued to spend, despite some economic uncertainty and fluidity. In this environment, our diversified and resilient business model delivered four quarters of strong growth. We drove those results through the launch of new solutions that raised the bar for our industry and strengthened our global reputation for trust and security.
Our global payments network now includes 3.5 billion cards and approximately 150 million acceptance locations in more than 220 countries and territories. The changes in people’s shopping behaviors to using apps beyond traditional in-store and online merchants have also opened up opportunities to support 250 million-plus additional sellers within marketplaces like food-delivery services and staged wallets. In 2024, we switched more than 159 billion transactions — each one a connection bringing people together with speed, security and simplicity.
We continued to strengthen the always-on digital ecosystem, opening our state-of-the-art Tech Hub in Pune, India, and our Cyber Security Resilience Center in Waterloo, Belgium. We offered new ways to digitize payments for small and medium enterprises, unlocking growth in a segment that can too often fall through the cracks. We made it easier and more secure to make cross-border payments and send remittances with Mastercard Move, which grew transactions 40% year over year in just the fourth quarter of last year.
We also brought our joint venture in China to fruition, switching our first domestic transactions in May. We’re already delivering value for Chinese consumers and businesses, and that puts Mastercard in the unique position to become the most widely accepted way to pay in the world.
With creativity and foresight, our team is creating meaningful solutions in the payment and beyond. In 2024, we further extended our portfolio of services with two acquisitions. Recorded Future is a global provider of threat intelligence software, and Minna Technologies delivers subscription management technology. Both are now part of the value customers can receive by working with Mastercard.
With creativity and foresight, our team is creating meaningful solutions in the payment and beyond.

6	2025 MASTERCARD PROXY

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2025

People and businesses choose Mastercard for a reason. We promise a guaranteed way to pay and be paid supported by enhanced security, peace of mind and protection against fraud.
We unlocked new Priceless experiences for Mastercard cardholders, bringing people closer to the things they love through our brand sponsorships. Our partnership with McLaren’s Formula 1 team is delivering one of the fastest growing fandoms into the action, both on and off the track.
We achieved all this while transforming Mastercard behind the scenes, realigning our internal structure to better execute on our strategy and provide a stronger experience for our customers.
Given all this, I’m particularly proud that we closed out the year being named one of the five best managed companies in the world by the Wall Street Journal, among many awards and recognitions.
A virtuous cycle, powering our momentum
The strength of our strategy continues to power our momentum in 2025.
More payments create more data. More data means more insights. Those insights improve our services, helping our customers make better decisions. More services open more opportunities to bring more payments into our network. Taken together, this is the virtuous cycle that drives our growth. But in our competitive industry, with an increasingly diverse field of players, we are working harder than ever to differentiate ourselves.
People and businesses choose Mastercard for a reason. We promise a guaranteed way to pay and be paid supported by enhanced security, peace of mind and protection against fraud.
Being a consistent, reliable partner in all situations strengthens the trust in Mastercard. That’s the foundation of the value we deliver, but we never stop pushing forward. We aim to stay ahead of the pack and continually look for what’s next. We are a strategic partner for our customers, committed to solving existing challenges and finding new opportunities. Their priorities are our priorities. And that also benefits people and businesses.
We bring together local expertise with the reach of Mastercard’s network and our global insights. Being both local and global allows us to adapt and scale solutions across geographies and see connections that move the entire industry forward.
Consider our drive to expand in consumer payments. We have reimagined the online checkout experience by bringing together tokenization with one-click checkout options and payment passkeys to make it easier and more secure for people to buy online. By doing so, we are able to phase out 16-digit account numbers, paving the way for a future where numberless cards are the default. As another way to meet the needs of today’s digitally native consumers, we launched Mastercard One Credential to give people the flexibility to choose prepaid, debit, credit or installment payments all in a single, digitally-connected credential.
We are also building the instant economy of the future. The reliability of our technology and systems has been a hallmark of Mastercard for decades. Now, in South Africa, our redesigned network delivers switching technology with real-time capabilities, including near-instant clearing and settlement. South African merchants now access their funds from card purchases the same day, helping them compete in a fast-paced environment. This is a game-changing upgrade to our technology that we will scale to more markets over time.

2025 MASTERCARD PROXY	7

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2025
We are pursuing the enormous opportunity in commercial and new payment flows by revolutionizing business payments and pushing further into underpenetrated areas like health care and housing. Small and medium-sized enterprises are the backbone of the global economy, yet commercial payments are still largely paper based and cumbersome to process. Business owners deserve the same built-in ease and safety in their payments that they have in their personal lives. Think of our industry-leading virtual card offering. These temporary card numbers can be assigned to specific types of transactions for a business, activated for limited time windows, and integrated into accounting and expense management systems. Simple, secure and easy to use. That should be the baseline.
Customers choose Mastercard for the unmatched breadth and depth of our services that add layers of value — beyond the transaction. We help our customers take their businesses to the next level with security, fraud protection, insights and more. We are continually raising the bar for ourselves to make the industry and digital environment stronger. Take, for example, our long-standing integration of artificial intelligence into our services. Now we have added generative AI technology into our Decision Intelligence product to look at the relationships between hundreds of millions of data points in real time to determine if a transaction is valid. It’s enabling us to detect compromised cards twice as fast. And with consumers increasingly expecting products and services tailored to their individual preferences, our supercharged insights help our customers personalize their offerings and give them the tools for success.
Mastercard’s commitment to doing well by doing good remains a central pillar of our work. Bringing more people in more places into the digital economy, and giving people everywhere the power to choose how they pay, are a foundation of our strategy. That is the secular shift in action. Using digital financial tools and services improves financial health, spurs economic activity, lifts vulnerable people, demonstrates our commitment to the communities where we work – and it drives growth for our company.
Success powered by our people
We operate in every region of the world and facilitate connections that span the globe. Every day, we bring together more than 35,000 employees — all with different backgrounds, experiences and perspectives — into One Mastercard. We are as diverse as the markets and geographies we serve, and our commitment to our team is that everyone has the opportunity to grow and succeed at Mastercard. We come together to achieve our shared goals. Innovation, ownership and inclusion are baked into our culture at every level. That is how we deliver the strongest and best outcomes for our customers and our business, year after year.
A future of possibility
In shaping the future of payments, speed will be the expectation as we realize the full potential of real-time capabilities — for cards and all digital payments. Harder-to-hack biometric authentication will make payments frictionless and more secure than ever. AI agents will help answer consumers’ demand for unprecedented personalization, automation and protection. But none of this can happen without trust.
Trust is why people turn to Mastercard. Trust drives use. Use creates scale. Scale delivers sustainable growth, building trust in more places and kicking off a virtuous cycle of its own.
Trust is why people turn to Mastercard. Trust drives use. Use creates scale. Scale delivers sustainable growth, building trust in more places and kicking off a virtuous cycle of its own.

8	2025 MASTERCARD PROXY

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2025

With our leading-edge technology and our strong values guiding us, Mastercard is well-positioned to remain a dynamic force building a digital economy that works for everyone and makes life better for us all.

With our leading-edge technology and our strong values guiding us, Mastercard is well-positioned to remain a dynamic force building a digital economy that works for everyone and makes life better for us all. That is true no matter what goes on in the world around us. Our intersecting circles and unique sonic branding are recognized and respected all over the world. We dream big and refuse to be bound by the past. We connect people to their passions and help reinforce their purpose. Put together, that creates an infinite loop of tremendous possibility. Nothing could be more Priceless than that.
I want to thank all of you for being part of the Mastercard community. From our customers, partners and investors to our Board of Directors and our talented global team who make Mastercard work, we are creating the growth that drives us forward.
I am excited for all that we will achieve together. Thank you for your support and for entrusting us with this great responsibility.
Michael Miebach
CEO, Mastercard

2025 MASTERCARD PROXY	9

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2025
Meeting the moment

Dear Fellow Stockholder,	[●], 2025
Halfway through the 2020s, it is clear we are in a decade that is defined by global change and a measure of uncertainty. Ongoing digital transformations have revolutionized how we connect with each other and accomplish tasks. The fluid political and economic state of the world produces a demanding environment where success requires a strategic and resilient focus to meet the moment.
Success grows from a strong foundation. In Mastercard’s case, that is its consistent and proven strategy. Michael and his management team have a clear understanding and appreciation for the economic headwinds and tailwinds shaping the environment. By advancing key initiatives across strategic priorities, they are reinforcing a virtuous cycle for growth. Dedication and clarity of vision have helped them build a dynamic organization that is a trusted partner to customers, employees, and communities around the world.
Recent results demonstrate the effectiveness of the approach. The company delivered strong performance throughout 2024 and has carried that momentum into 2025. Achieving this has been no simple task, and progress is not taken for granted.
In his letter, Michael details how Mastercard is built on the company’s three strategic pillars — consumer payments, services, and commercial payments and new flows — to power its presence in the digital economy. This diverse, interconnected model enables Mastercard to lean into its strengths to maintain momentum, while pushing into areas of growth that matter for the future.
As the company approaches its 60th anniversary, the “card” payment remains an important part of Mastercard’s future. At the same time, the company is not standing still. It is expanding in new markets and creating customers by innovating groundbreaking technologies, including in the rich commercial segment. Mastercard offers a broad choice of payments — the myriad ways people and businesses can move money — that is competitive and relevant for every generation of consumer and customer.
Mastercard has further distinguished itself through the array of industry-leading services it provides customers. When strategically advantageous, acquisitions have also supplemented organic development. For example, last year, Mastercard acquired global threat intelligence leader Recorded Future and top subscription management provider Minna Technologies, thereby expanding Mastercard’s value proposition in key areas.
The relationship between a board and management is a critical one. Over the course of my career, I have found that an effective board contributes both an advisory and governance role, while maintaining its independence. Our Board is close enough to appreciate the nuances of the day-to-day without losing the perspective necessary to support an effective culture and promote long-term success in line with our fiduciary responsibilities.

Success grows from a strong foundation. In Mastercard’s case, that is its consistent and proven strategy.

10	2025 MASTERCARD PROXY

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2025

Mastercard is expanding in new markets and creating customers by innovating groundbreaking technologies, including in the rich commercial segment.
The Board of Directors and I greatly appreciate the level of transparency that Michael and team provide us. Our meetings and briefings are candid and rich exchanges that provide the Board with an understanding of exactly how Mastercard is delivering value to its stakeholders. I value the candor from management when we ask searching questions, and I believe they value the diverse perspectives and deep experience of the Board, as we work to guide an effective strategic direction, advise on execution, and support an even stronger organization.
The company’s Management Committee has also extended this same clarity and transparency to the broader shareholder community, as they did during last year’s Investor Community Meeting. Among the many highlights of that day, it was terrific to see investors engage deeply on two key points: the long-term growth opportunity that Mastercard’s strategy unlocks and the impact that Mastercard delivers on a global scale.
I would like to extend my thanks to Michael, the Management Committee, and all 35,000+ Mastercard employees, whose dedication and hard work make this success possible. I offer a special thank you to our investors for your continued support of Mastercard.
We look forward to connecting and discussing more at our upcoming annual meeting.
Merit E. Janow
Board Chair

2025 MASTERCARD PROXY	11

Our Board of Directors
Back row, standing, from left: Candido Bracher; Richard K. Davis, HRCC Chairperson; Merit E. Janow, Board Chair and NCG Chairperson; Oki Matsumoto; Rima Qureshi; Lance Uggla
Front row, seated, from left: Choon Phong Goh; Gabrielle Sulzberger; Michael Miebach, President and Chief Executive Officer; Harit Talwar; Youngme Moon, Risk Committee Chairperson; Julius Genachowski, Audit Committee Chairperson

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Notice of 2025 annual meeting of stockholders

When Tuesday, June 24, 2025 at 8:30 a.m. (Eastern time)	Record date April 25, 2025	Who can vote Holders of Mastercard’s Class A common stock at the close of business on April 25, 2025	Location Live webcast at: www.virtualshareholdermeeting.com/MA2025

Dear Stockholder:
You are invited to attend the Annual Meeting of Stockholders of Mastercard Incorporated (Annual Meeting), which will be held virtually on Tuesday, June 24, 2025 at 8:30 a.m. (Eastern time) at www.virtualshareholdermeeting.com/MA2025.

Items of business		Board vote recommendation		For more information

1	Election of the 12 nominees named in this proxy statement to serve on Mastercard’s Board of Directors		FOR each director nominee	See pg 26

2	Advisory approval of Mastercard’s executive compensation		FOR	See pg 63

3	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Mastercard for 2025		FOR	See pg 108

4	Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law		FOR	See pg 113

5	Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to remove the Industry Director concept		FOR	See pg 115

6	Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes		FOR	See pg 117

7-10	Stockholder proposals, if properly presented	☒	AGAINST	See pg 119

Annual meeting website and voting in advance
We have created an annual meeting website to make it easy for you to access our Annual Meeting materials at www.mastercardannualmeeting.com. There you will find an overview of the voting items, the proxy statement and the annual report to read online or download, as well as a link to vote your shares.
Your vote is important. Please vote as soon as possible by one of the methods shown below. Be sure to have your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials in hand and follow the below instructions:

By telephone You can vote your shares by calling 1-800-690-6903 toll-free and following the instructions on your proxy card	By Internet You can vote your shares online at www.proxyvote.com	By mail Complete, sign, date and return your proxy card or voting instruction form in the postage-paid envelope provided

2025 MASTERCARD PROXY	13

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Attending the Annual Meeting
We have held our annual stockholder meetings virtually since 2020. Based on our experience over the years, our Board and management continue to believe that holding our annual meeting in a virtual format offers a wider group of stockholders the opportunity to participate in the meeting.
Our Board intends to continue with the use of the virtual meeting format. Accordingly, the Annual Meeting will be a virtual-only meeting held on June 24, 2025 at 8:30 a.m. (Eastern time). Our Board will be taking the following steps to ensure adequate participation:
•Stockholders will be able to vote their shares electronically online during the Annual Meeting by going to www.virtualshareholdermeeting.com/MA2025 and logging in using their unique 16-digit control number.
•Stockholders may submit relevant questions in advance of the Annual Meeting by submitting a question under the “Questions for Management” tab at www.proxyvote.com.
•Stockholders may submit relevant questions during the Annual Meeting by entering a question in the Q&A field.
•We will respond to relevant questions as time permits. If substantially similar questions are received, management may group them together and provide a single response to avoid repetition and allow time for additional topics to be discussed. We expect to address certain unanswered relevant questions on our investor relations site in due course after the Annual Meeting.
•Additional rules of conduct will be posted in advance on the “Investor Relations” section of our website at https://investor.mastercard.com.

•Those without a control number may attend as guests of the meeting but will not have the option to vote their shares, ask questions or otherwise participate in the Annual Meeting.
Stockholders are encouraged to log in to the webcast up to 15 minutes before the Annual Meeting’s start time. You can find more information under “About the Annual Meeting and voting” on pg 134 of the proxy statement that follows.
Audio webcast
In addition to participating in the Annual Meeting, you can listen to a live audio webcast of our Annual Meeting by visiting the “Investor Relations” page of our website at https://investor.mastercard.com, beginning at 8:30 a.m. (Eastern time) on June 24, 2025.
Date of mailing
We will begin mailing our Proxy Materials on or about [●], 2025.
Unless you attend (and vote at) the Annual Meeting, Mastercard must receive your vote either by telephone, Internet, proxy card or voting instruction form by 11:59 p.m. (Eastern time) on June 23, 2025 for your vote to be counted. Telephone and Internet voting facilities will close at that time.
Voting by telephone or Internet or by returning your proxy card or voting instruction form in advance of the Annual Meeting does not deprive you of your right to attend or vote at the Annual Meeting.

By Order of the Board of Directors,

Adam Zitter Corporate Secretary Purchase, New York [●], 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2025
Mastercard Incorporated’s Proxy Statement for the 2025 Annual Meeting of Stockholders (proxy statement) and the 2024 Annual Report on
Form 10-K (2024 Form 10-K) are available at www.proxyvote.com.

14	2025 MASTERCARD PROXY

Proxy summary
This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.	01

2025 MASTERCARD PROXY	15

PROXY SUMMARY
Our mission and purpose and the Mastercard Way
Mastercard powers economies and empowers people in more than 220 countries and territories worldwide. Together with our customers, we are building a resilient economy where everyone can prosper. We support a wide range of digital payments choices, making transactions secure, simple, smart and accessible. Our technology and innovation, partnerships and networks combine to deliver a unique set of products and services that help people, businesses and governments realize their greatest potential.
Mastercard defines its culture as the Mastercard Way, and it fuels our vision and strategic priorities. The Mastercard Way consists of three principles that address where we are going as an organization, how we work together and how we deliver for our customers and each other: Create value • Grow together • Move fast.
Our Board nominees

		Director since		Committee membership
Name	Age		Primary occupation	Audit	HRCC	NCG	Risk
Merit E. Janow, Board Chair	67	2014	Dean Emerita, School of International and Public Affairs, and Professor of Practice, International Economic Law and International Affairs, Columbia University	●			●
Candido Bracher	66	2021	Member of the Board and former CEO, Itaú Unibanco Group	●			●
Richard K. Davis	67	2018	Former Executive Chairman and CEO, U.S. Bancorp			●
Julius Genachowski	62	2014	Former Chairman, U.S. Federal Communications Commission		●		●
Choon Phong Goh	61	2018	CEO, Singapore Airlines Limited			●	●
Oki Matsumoto	61	2016	Founder, Chairman and former CEO, Monex Group, Inc.		●
Michael Miebach	57	2021	President and CEO, Mastercard
Youngme Moon	61	2019	Donald K. David Professor of Business Administration, Harvard Business School		●
Rima Qureshi	60	2011	Former Executive Vice President and Chief Strategy Officer, Verizon Communications Inc.	●			●
Gabrielle Sulzberger	65	2018	Senior Managing Director, Centerbridge Partners, L.P. and Senior Advisor, Teneo	●		●
Harit Talwar	64	2022	Former Partner, Goldman Sachs and former head of Goldman Sachs’ global consumer business (Marcus and Apple Card)	●	●
Lance Uggla	63	2019	Vice Chair, General Atlantic and Founder of General Atlantic, BeyondNetZero		●	●

Committee chairperson	●	Committee member	Audit Committee financial expert

16	2025 MASTERCARD PROXY

PROXY SUMMARY
Our director nominees’ experience, tenure and independence

92%	64%
11 of our 12 director nominees are independent	7 of our 11 independent director nominees are non-U.S. citizens and/or have international experience

Average tenure in years of our independent director nominees as of the date of the Annual Meeting 7.7
36% 4 of our 11 independent director nominees have a tenure of 6 years or less as of the date of the Annual Meeting	64 Average age of our independent director nominees as of the date of the Annual Meeting
Director skills (including number of nominees possessing these skills)

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation
9	11	11	11	8	6	12	9	11	11

2025 MASTERCARD PROXY	17

PROXY SUMMARY
Our performance
The following are our key financial and operational highlights for 2024, including growth rates over the prior year:

GAAP
Net revenue		Net income		Diluted EPS
$28.2B		$12.9B		$13.89

up	12%	up	15%	up	17%

NON-GAAP[1] (currency-neutral)
Adjusted net revenue		Adjusted net income		Adjusted diluted EPS
$28.2B		$13.5B		$14.60

up	13%	up	18%	up	21%

Gross dollar volume (growth on a local currency basis)	Cross-border volume growth (on a local currency basis)	Switched transactions
$9.8T		159.4B

up 11%	up 18%	up 11%
1Non-GAAP results (including growth rates) exclude the impact of gains and losses on equity investments, special items and/or foreign currency. Refer to Appendix A for the reconciliation to the most direct comparable GAAP financial measures and our reasons for presenting them.

Capital returned to stockholders in 2024			Cash flows from operations

Total	Repurchased shares	Dividends paid	2024
$13.4B	$11.0B	$2.4B	$14.8B

Our strong performance over the years has resulted in substantial stock price appreciation.
Comparison of cumulative five-year total return*
*    Assumes a $100 investment in our Class A common stock and both of the indices and the reinvestment of dividends. Mastercard’s Class B common stock is not publicly traded or listed on any exchange or dealer quotation system.

Stock price December 31, 2014	Stock price December 31, 2024	Increased by more than

$86.16	$526.57	6 times

18	2025 MASTERCARD PROXY

PROXY SUMMARY
Compensation
Our core executive compensation principles
Our executive compensation program is based on three core principles:

Align the long-term interests of our executives with stockholders	Pay for performance	Pay competitively
Program design
To address these three core principles, we designed a compensation program in 2024 that supported our three key 2024 priorities to expand in payments, extend our services and embrace new network opportunities and that attracts, motivates and retains executives critical to Mastercard’s long-term success:
•The majority of our executives’ compensation is variable and at-risk and is tied to pre-established goals linked to financial and strategic objectives designed to create long-term stockholder value.
•Total direct compensation for our executives is weighted more toward performance-based, long-term equity awards rather than cash compensation.
2024 executive compensation program highlights
•In 2024, we delivered strong financial and operating performance across our key performance metrics, including net revenue, net income, earnings per share (EPS) and total shareholder return.
•Based on our performance, the corporate score for purposes of funding the 2024 annual incentive compensation programs was 126% of target (see pgs 70-72 for more information).
•Based on our performance over the three-year measurement period, the payout rate for 2022 performance stock units (PSU) awards was 145.3% (see pg 75 for more information).
•At our 2024 annual meeting of stockholders, 95% of the votes cast for the say-on-pay proposal were in favor of our executive compensation program and policies. We view this level of stockholder support as affirmation of our current pay programs and our pay for performance philosophy.

2025 MASTERCARD PROXY	19

PROXY SUMMARY
The Human Resources and Compensation Committee (HRCC) and management regularly review our compensation and benefit programs. Accordingly, we have adopted a number of practices over the last several years that reflect best pay governance practices.

What we do
Pay for performance
Align executive compensation with stockholder returns through long-term incentives
Maintain significant stock ownership requirements and guidelines, as well as a post-vest holding period on PSUs
Use an appropriate peer group when establishing competitive compensation
Review executive succession planning and leadership development programs
Reward individual performance but with limits that cap individual payouts in executive incentive plans
Regularly assess compensation programs to mitigate undue risk-taking by executives
Mandate “double-trigger” provisions for all plans that contemplate a change in control
Maintain robust clawback and equity award forfeiture policies
Retain an independent compensation consultant
Hold an annual say-on-pay advisory vote

What we don’t do
Permit hedging or pledging of Mastercard stock
Provide any excise tax gross-ups for executive officers
Provide tax gross-ups, other than under our global mobility programs
Reprice stock options
Pay dividend equivalents on unvested equity awards
Guarantee annual salary increases or bonuses
Grant discounted or reload stock options
Spring load or back date equity grants

20	2025 MASTERCARD PROXY

Strategy
Our strategy centers on growing our core, diversifying our customers and geographies, and building new areas for the future through a combination of organic and inorganic strategic initiatives. We are executing on this strategy through a focus on three priorities: •consumer payments •commercial and new payment flows •services and other solutions Our priorities strengthen, complement and reinforce each other and are fundamentally interdependent.	02

2025 MASTERCARD PROXY	21

STRATEGY
Strategy
Mastercard is a technology company in the global payments industry. We connect consumers, financial institutions, merchants, governments, digital partners, businesses and other organizations worldwide by enabling electronic payments and making those payment transactions secure, simple, smart and accessible. We make payments easier and more efficient by providing a wide range of payment solutions and services using our family of well-known and trusted brands, including Mastercard®, Maestro® and Cirrus®. We operate a payments network that provides choice and flexibility for consumers, merchants and our customers. Through our unique and proprietary global payments network, we switch (authorize, clear and settle) payment transactions. We have additional payments capabilities that include automated clearing house (ACH) transactions (both batch and real-time account-based payments). Using these capabilities, we offer consumer and commercial payment products, capture new payment flows and provide services and solutions. These services and solutions include, among others, security solutions, consumer acquisition and engagement services, and business and market insights, all of which draw on our principled and responsible use of secure data. Our capabilities strengthen, reinforce and complement each other and are fundamentally interdependent. For our global payments network, our franchise model sets the standards and ground-rules that balance value and risk across all stakeholders and allows for interoperability among them. We employ a multi-layered approach to help protect the global payments ecosystem in which we operate.
Our strategic priorities
Our strategy centers on growing our core, diversifying our customers and geographies, and building new areas for the future through a combination of organic and inorganic strategic initiatives. We are executing on this strategy through a focus on three priorities:
•consumer payments
•commercial and new payment flows
•services and other solutions
Our priorities strengthen, complement and reinforce each other and are fundamentally interdependent.
Consumer payments. We focus on enabling consumer payments, providing consumers with choice and flexibility to transact across multiple payment rails (including cards, real-time payments and account-based transactions) while ensuring that all payments are safe, secure and seamless.
We do so by:
•Capturing the significant secular opportunity of cash displacement by increasing acceptance through advancing technology and partnering with players across the payments ecosystem, as well as by opening up closed-loop and domestic networks. We also pursue incremental volume and transactions by extending our reach across under-penetrated card verticals (such as bill pay) and real-time account-based payments
•Driving brand preference through compelling consumer experiences by offering relevant value propositions to consumers (including features, benefits and experiences), providing comprehensive digital functionality (such as Digital First), delivering enhanced security and functionality (increasing tokenization, scaling authentication and streamlining online checkout) and driving increased approval, spend and activation rates
•Investing in the future and driving market transformation by extending the reach of our network to enable the tokenization of credentials, identities, assets and data and the exchange of those items between counterparties (providing security, privacy and control). We also seek to achieve this transformation by modernizing our card switch to meet evolving needs
Commercial and new payment flows. We focus on capturing opportunities in commercial payments (both point-of-sale purchases and invoiced payments) and disbursements and remittances (specifically, through Mastercard Move, our collection of money movement capabilities that provides solutions for money transfers to consumers from consumers, businesses or governments).
We do so by:
•Accelerating secular shift in commercial point-of-sale purchases by offering differentiated propositions across cards and platforms (both corporate and small business solutions, including expense management, reporting, reconciliation and data insights); expanding distribution of our point-of-sale offerings across financial institutions, new geographies, new channels and small businesses; and growing acceptance

22	2025 MASTERCARD PROXY

STRATEGY
•Capturing commercial invoiced payments by driving engagement across buyers and suppliers to, among other things, simplify workflows, release working capital and improve data reconciliation to reduce end-to-end costs; building on our travel offerings to expand into additional select verticals (including business-to-business (B2B) marketplaces, trade and logistics, healthcare, consumer packaged goods and pharmaceuticals); and embedding payments into widely used platforms and workflows
•Modernizing disbursements and remittances by utilizing Mastercard Move to scale use cases across senders (including consumers, businesses and governments) and receiving consumers (both domestic and cross-border) and expand money movement across our global network of financial institution partners
Services and other solutions. Our services and other solutions, which are interdependent with our payment network, drive value for our customers and the broader payments ecosystem. We offer security solutions, consumer acquisition and engagement, business and market insights, gateway, processing and open banking, among other services and solutions (including ACH batch and real-time account-based payments and solutions). As we drive value, our services and other solutions generate revenue while helping to accelerate our overall financial performance.
We do so by:
•Differentiating our payments capabilities by combining our wide range of services and solutions in various ways to meet the needs and priorities of our partners, which helps drive market wins and payments growth
•Enhancing and expanding our suite of services to better serve our existing customers, including across new buying centers and new capability areas, as well as to reach new customers
•Scaling distribution services by using our technology platforms to enable us to switch more transactions and deliver more services per transaction, selling directly to customers through a dedicated sales force and global account teams, and embedding services with partners (such as tech platforms, system integrators, processors and other networks) to deliver those services at scale
Our priorities are fundamentally interdependent and strengthen, reinforce and complement each other.
•Our payments network helps us scale our services and solutions, and those services and solutions help us differentiate our payments solutions
•We grow in payments, which allows us to switch more transactions and bring more transaction data onto the network
•We use that data to create insightful services and solutions that can, in turn, help us win new and renewed customer deals and drive greater payments volume growth
Enabling our success
These priorities are supported by six enablers:
People. Our success is driven by the skills, experience, integrity and mindset of our people. We attract, develop and retain top talent, in alignment with our strategic priorities. Our winning culture is guided by the Mastercard Way, which outlines the behaviors we expect from employees to deliver for our customers and one another. We foster a working environment that benefits and provides equal opportunities for all of our employees, where people have opportunities to perform purpose-driven work that advances our business objectives by delivering a positive impact on communities, customers and co-workers across the globe.

2025 MASTERCARD PROXY	23

STRATEGY
Brand. Our brands and brand identities serve as a differentiator for our business, representing our values and enabling us to accelerate growth in new areas.
Data and AI. We create a range of products and services for our customers using our data and artificial intelligence (AI) assets, technology, platforms and expertise. We follow our Data and Tech Responsibility Principles in how we design, implement and deliver those solutions. Our Privacy by Design, Data by Design and AI Governance processes are designed to ensure we embed multiple layers of privacy, data protection and information security controls in all our products and services, keeping a clear focus on protecting customers’ and individuals’ data and privacy.
Technology. Our technology provides resiliency, scalability and flexibility in how we serve customers. It unlocks broader reach to scale digital payment services to multiple channels. Utilizing our technology standards, services and governance model, we connect financial institutions, financial technology companies (fintechs) and others, enabling interoperability and allowing consumers, businesses, governments and merchants to engage through digital channels.
Franchise. We manage an ecosystem of stakeholders who participate in our global payments network. Our franchise model creates and sustains a comprehensive series of value exchanges across our ecosystem. We provide a balanced ecosystem where all participants benefit from the availability, innovation, and safety and security of our network. Our franchise model enables the scale of our network and provides a single governance structure for its operation. This structure has the potential to be extended to new opportunities.
Doing well by doing good. At Mastercard, we are powering economies and empowering people, building a sustainable economy where everyone prospers. Powering economies is incumbent on our ability to empower people. Mastercard embeds inclusion into our strategy because it is right for our business. When we bring more people, in more places, into the digital economy we grow our customers, our partnerships and our revenue. For a thriving economy where people prosper, we need a healthy environment which is why our efforts to preserve the planet play an important role. Our impact strategy is expressed through three pillars – People, Prosperity and Planet – and the work we do is grounded in strong governance principles.

Our Strategy
Grow our core
Diversify into new customers and geographies
Build new areas for the future

Our Strategic Priorities

	Consumer payments	Commercial and new payment flows	Services and other solutions

Enabled by

	People	Brand	Data & AI

	Technology	Franchise	Doing well by doing good

24	2025 MASTERCARD PROXY

Corporate governance
We are committed to enhancing our corporate governance practices, which we believe help us sustain our success and build long-term value for our stockholders. Our Board oversees Mastercard’s strategic direction and the performance of our business and management. Our governance structure enables independent, experienced and accomplished directors to provide advice, insight, guidance and oversight to advance the interests of Mastercard and our stockholders. We have long maintained strong governance standards.	03

2025 MASTERCARD PROXY	25

CORPORATE GOVERNANCE

Proposal 1: Election of directors	The Board unanimously recommends that stockholders vote FOR each nominee to serve as director.

Election process
Each member of our Board is elected annually by our Class A stockholders for a one-year term that expires at our next annual meeting of stockholders. When our Board members are elected, they also are automatically appointed as directors of our operating subsidiary, Mastercard International Incorporated (Mastercard International). Our directors are elected by an affirmative vote of the majority of the votes cast at the annual meeting of stockholders, subject to our majority voting policy. You can find more about this in “About the Annual Meeting and voting” on pg 134.
Refreshing the Board and nominating directors
Our Nominating and Corporate Governance Committee (NCG) reviews and selects candidates for nomination to our Board in accordance with its charter. Based on its review, coupled with our age and tenure limits, the NCG determines whether Board refreshment is needed in the near future. The NCG then identifies nominees who would be valuable assets to our Board and to Mastercard. Consistent with the limits outlined in our bylaws, the size of our Board may fluctuate depending on our evolving strategic needs. As we identify individuals with the right talent and skills, we may seek to have them join our Board. As a result, you may see the Board size fluctuate over time.
Identifying director candidates
You can find out more about our nomination process in the NCG’s charter and our Corporate Governance Guidelines at https://investor.mastercard.com/corporate-governance/board-committees/default.aspx and https://investor.mastercard.com/corporate-governance/governance-guidelines/default.aspx.

Stockholder recommendations of director candidates

Submit recommendations to: Office of the Corporate Secretary 2000 Purchase Street Purchase, NY 10577 Attention: Corporate Secretary
The NCG evaluates stockholder recommendations using the same process it follows for other candidates. Recommendations do not constitute candidate nominations, which must meet our bylaw requirements. The NCG may request such additional information as it deems appropriate.

Board refreshment process

Board composition, including director skills, is analyzed at least annually to ensure alignment with our long-term growth strategy and standards for identifying directors	A potential candidate list is developed based on a number of inputs and recommendations, including self-evaluation results	Personal qualities, skills and background of potential candidates are considered	The NCG meets with qualified candidates and makes recommendations	Board recommends nominees for election by the stockholders	Stockholders vote on nominees	Four new independent directors have been nominated to our Board in the past six years

26	2025 MASTERCARD PROXY

CORPORATE GOVERNANCE
Key factors the Board considers when selecting directors and refreshing the Board
Standards for identifying directors
Our Corporate Governance Guidelines provide that the NCG should seek to foster inclusion on the Board when nominating directors for election by taking into account geographic diversity to reflect the geographic regions in which we operate in a manner approximately proportional to our business activity, as well as diversity of viewpoints, and shall endeavor to have a Board representing a range of leadership and other experiences relevant to our global activities. Of our 11 independent director nominees, seven nominees identify as racially or ethnically diverse; four nominees identify as female; and seven nominees are non-U.S. citizens and/or have international experience.

Age and tenure as of the date of the Annual Meeting
Our Corporate Governance Guidelines generally require that our non-employee directors not stand for re-election following the earlier of their 15th anniversary on the Board or their 72nd birthday. The Board considers these requirements as part of a broader discussion of our directors’ experience and qualifications, as well as when and how to refresh its membership.

Average tenure in years of our independent director nominees as of the date of the Annual Meeting
7.7	36% 4 of our 11 independent director nominees have a tenure of 6 years or less as of the date of the Annual Meeting	64 Average age of our independent director nominees as of the date of the Annual Meeting

2025 MASTERCARD PROXY	27

CORPORATE GOVERNANCE
Director criteria, qualifications and experience
The NCG takes into account all factors it considers appropriate when selecting directors and refreshing the Board, including strength of character, maturity of judgment, experience, expertise/knowledge, the extent to which the candidate would fill a present need on the Board, questions of independence and conflicts of interest and director performance.
Nominees for election as directors
At the Annual Meeting, the Board recommends the election of the following 12 nominees, each to hold office until the next annual meeting of stockholders and until their successor is elected and qualified, subject to their earlier death, resignation, retirement, disqualification or removal:

Merit E. Janow, Board Chair	Michael Miebach (President and CEO)
Candido Bracher	Youngme Moon
Richard K. Davis	Rima Qureshi
Julius Genachowski	Gabrielle Sulzberger
Choon Phong Goh	Harit Talwar
Oki Matsumoto	Lance Uggla
Each of our director nominees was approved by the NCG and recommended to the Board for approval following an evaluation of his or her qualifications and prior board service. Each nominee has agreed to be named in this proxy statement and to serve, if elected. Should any nominee be unable to serve, the persons designated as proxies reserve full discretion to vote for another person or the Board may reduce its size.

28	2025 MASTERCARD PROXY

CORPORATE GOVERNANCE
Skills & experience
The NCG strives for a Board that spans a range of leadership and skills and represents other experience relevant to Mastercard’s strategic vision and global activities. Indicated below are the experiences and skills that the NCG believes are desirable to be represented on the Board and the director nominees who have each such experience or skill. In light of the individual experiences and qualifications of each of our director nominees, our Board has concluded that each of our director nominees should be elected at the Annual Meeting. The strong qualifications that make each of our director nominees highly valuable assets to our Board are described below and in the biographies that follow.

	Skills & experience
Name	Consumer	C-suite experience	Financial & risk	Global perspective	Information security	Payments	Public company board experience	Regulatory & governmental	Sustainability	Technology, digital & innovation
Janow
Bracher
Davis
Genachowski
Goh
Matsumoto
Miebach
Moon
Qureshi
Sulzberger
Talwar
Uggla
Total	9	11	11	11	8	6	12	9	11	11

Skills & experience descriptions
Consumer including brand, marketing and retail experience and other merchant background	Payments including within retail banking, payments infrastructure, telecommunications, technology and data
C-suite experience including service as a chief executive officer at a publicly traded or private company	Public company board experience both U.S. and non-U.S.
Financial & risk including risk management orientation	Regulatory & governmental including deep engagement with regulators as part of a business and/or through positions with governments and regulatory bodies
Global perspective including significant experience in the geographic regions in which we operate	Sustainability including environmental/climate change, talent and culture, and social responsibility initiatives
Information security including cybersecurity and data privacy	Technology, digital & innovation including application of technology in payments, mobile and digital, as well as Internet, retail and social media experience

2025 MASTERCARD PROXY	29

CORPORATE GOVERNANCE
Merit E. Janow
Dean Emerita, School of International and Public Affairs (since March 2022), and Professor of Practice, International Economic Law and International Affairs, Columbia University, a private university (since 1993)

Board Chair since January 2022 Former Lead Director January 2021-December 2021 Director since June 2014 Age at Annual Meeting 67
Professor Janow brings to the Board extensive global perspective as a dean and professor of international economic law and international affairs, especially with respect to the Asia Pacific region. Her university career, public board service and other initiatives provide significant insight on technology, innovation, digital matters, cybersecurity and sustainability. She brings deep experience in dealing with governments and regulatory bodies through her past government service and her academic and legal career, as well as through her service on not-for-profits and advisory bodies.

Board committees
•Nominating and Corporate Governance (chairperson)
•Audit
•Risk
Current public company boards
•Aptiv PLC (compensation and human resources committee, nominating and governance committee)
Additional positions
•Board member and proxy committee member of American Funds (a mutual fund family of the Capital Group) (consisting of more than 20 funds)
•Member, Board of Directors (board chair), Japan Society
•Member, Mitsubishi UFJ Financial Group, Inc. global advisory board
•Member, Board of Directors, Peterson Institute for International Economics

Previous experience
•Several leadership positions at Columbia University (since 1994), including Dean, SIPA; and chairman, Advisory Committee on Socially Responsible Investing
•Member, Appellate Body of the World Trade Organization
•Executive director, the International Competition Policy Advisory Committee of the U.S. Department of Justice
•Deputy Assistant U.S. Trade Representative, Japan and China
•Chair, Nasdaq Stock Market, Inc.
Past public company boards
•Nasdaq Omx Group
•Trimble Inc.

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

30	2025 MASTERCARD PROXY

CORPORATE GOVERNANCE
Candido Bracher
Member of the Board (since 2021) and former CEO, Itaú Unibanco Group, a Brazilian bank

Director since September 2021 Age at Annual Meeting 66
Mr. Bracher brings to the Board extensive payments experience and consumer insight as a former CEO and director of a publicly traded financial institution. His experience in highly regulated industries provides valuable perspective on engaging and partnering with regulators. Mr. Bracher’s extensive experience in financial services contributes strong financial understanding. As a former CEO, he brings extensive experience with respect to culture development and talent management, as well as focus on social responsibility and environmental initiatives.

Board committees
•Audit
•Risk
Current public company boards
•Itaú Unibanco Group
Additional positions
•Director, BM & FBOVESPA (now known as B3 — Brasil Bolsa Balcão S.A. (Brazil Stock Exchange and Over-the-Counter Market) (2009-2014)
•Director, Pão de Açúcar — Companhia Brasileira de Distribuição (2005-2013) (alternate member of the Board of Directors (1999 to 2005))
Previous experience •Several executive positions at Itaú Unibanco Group since 2004, including CEO (January 2017-February 2021); and General Director, Banco Wholesale (2015-2017)

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

2025 MASTERCARD PROXY	31

CORPORATE GOVERNANCE
Richard K. Davis
Former Executive Chairman and CEO, U.S. Bancorp, parent company of U.S. Bank, one of the largest commercial banks in the United States

Director since June 2018 Age at Annual Meeting 67
Mr. Davis brings to the Board extensive payments experience and consumer insight as former CEO of a publicly traded financial holding company and former chairman of a banking association and payments company. His experience in highly regulated industries and as a former Federal Reserve representative provides a valuable perspective on engaging and partnering with regulators. Mr. Davis’ extensive experience in financial services and his membership on public company audit and finance committees contribute strong financial understanding. As a former CEO, he brings extensive experience with respect to culture development and talent management.

Board committees
•Human Resources and Compensation (chairperson)
•Nominating and Corporate Governance
Current public company boards
•Dow Inc. (lead director, audit committee chair, corporate governance committee)
•Wells Fargo & Company (risk committee; governance and nominating committee, chairman, assuming re-elected as of April 29, 2025)
Additional positions
•Chairman and Trustee, Mayo Clinic

Previous experience
•CEO, Make-A-Wish America (January 2019-November 2022)
•Several executive positions at U.S. Bancorp (2004-2018), including Executive Chairman (April 2017-April 2018); Chairman (2007-April 2017); CEO (December 2006-April 2017); and President
(2004-January 2016)
Past public company boards
•U.S. Bancorp
•Xcel Energy, Inc.

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

32	2025 MASTERCARD PROXY

CORPORATE GOVERNANCE
Julius Genachowski
Former Chairman, U.S. Federal Communications Commission

Director since June 2014 Age at Annual Meeting 62
Mr. Genachowski brings to the Board extensive regulatory and government experience, digital, technology and media expertise, information security insight, a global perspective, and engagement with both consumer and enterprise companies through a career as a senior government official, senior business executive, investor and director at or with technology, media and communications companies. Mr. Genachowski also adds valuable financial knowledge through his experience in private equity, at a large public operating company and on public audit committees.

Board committees
•Audit (chairperson)
•Human Resources and Compensation
•Risk
Current public company boards
•Mattel, Inc. (audit committee, governance and social responsibility committee)
•Sonos, Inc. (board chair, audit committee, nominating and corporate governance committee and compensation, people and diversity & inclusion committee)
Additional positions
•Senior Advisor to The Carlyle Group (Carlyle), a global investment firm (since January 2024); former Partner & Managing Director at Carlyle (2014-2023)
•Hexaware Technologies Limited (corporate social responsibility committee)

Previous experience
•Chairman, U.S. Federal Communications Commission (2009-2013)
•Other U.S. government roles, including former member, President’s Intelligence Advisory Board (U.S.), Congressional staff member for then-Representative Charles Schumer and for the joint select committee investigating the Iran-Contra affair, and law clerk to U.S. Supreme Court Justice David Souter
•Several executive positions at IAC/InterActiveCorp (e-commerce and media/entertainment businesses), including Chief of Business Operations and General Counsel
Past public company boards
•AsiaSat
•Sprint Corporation

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

2025 MASTERCARD PROXY	33

CORPORATE GOVERNANCE
Choon Phong Goh
CEO, Singapore Airlines Limited, a multinational airline (since January 2011)

Director since April 2018 Age at Annual Meeting 61
Mr. Goh brings to the Board strong consumer insight and global perspective as the CEO and longtime senior executive of a publicly traded multinational airline. His prior positions in finance and information technology contribute valuable information security experience and financial understanding. As CEO of an airline, Mr. Goh brings extensive experience in talent management, culture development and sustainability, including with respect to climate change.

Board committees
•Nominating and Corporate Governance
•Risk
Current public company boards
•Singapore Airlines Limited
Additional positions
•Chairman, Budget Aviation Holdings Pte Ltd (100% owned by Singapore Airlines Limited)
•Director, Air India Limited
•SIA Engineering Company Limited (majority owned by Singapore Airlines Limited) (compensation and HR committee)

Previous experience
•Several executive positions at Singapore Airlines Limited (since 1990), including Executive Vice President, Marketing and the Regions; and President, Cargo
•Member, Board of Governors of the International Air Transportation Association

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

34	2025 MASTERCARD PROXY

CORPORATE GOVERNANCE
Oki Matsumoto
Founder, Chairman and former CEO, Monex Group, Inc., an online financial services holding company (since February 2011)

Director since June 2016 Age at Annual Meeting 61
Mr. Matsumoto brings to the Board global perspective and extensive financial expertise as the founder, Chairman and former CEO of a Japan-based, publicly traded financial services holding company and former director of a stock exchange. His leadership of a global online securities brokerage firm provides valuable digital and innovation experience. He brings extensive talent management, culture development and sustainability experience.

Board committees
•Human Resources and Compensation
Current public company boards
•Monex Group, Inc. (nominating committee)
•Coincheck Group N.V. (majority owned by Monex Group, Inc.) (executive chairman)
Additional positions
•Executive Chairman of TradeStation Group, Inc. and Japan Catalyst, Inc., each a wholly owned subsidiary of Monex Group, Inc.
•Councilor, International House of Japan

Previous experience
•Several executive positions at Monex, Inc., including Representative Director and CEO (1999-2023)
•Several leadership positions at Goldman Sachs entities (1990-1998), including General Partner, Goldman Sachs Group, L.P.
•Board member and Vice Chair, Human Rights Watch
•Member, Economic Counsel to the Prime Minister of Japan
•Director, Tokyo Stock Exchange (2008-2013)
Past public company boards
•JINS Inc.
•UZABASE, Inc.

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

2025 MASTERCARD PROXY	35

CORPORATE GOVERNANCE
Michael Miebach
President and CEO, Mastercard (since January 2021)

Director since January 2021 Age at Annual Meeting 57
Mr. Miebach brings to the Board extensive global payments experience. As CEO of Mastercard and a previous region president, he provides valuable perspective on engaging and partnering with regulators, as well as experience with talent management, culture development and sustainability. Mr. Miebach’s prior experience as our Chief Product Officer provides strong consumer insights, as well as a deep focus on information security and innovation, including with digital and payments technology.

Additional Mastercard positions
•President (February 2020- December 2020)
•Chief Product Officer (January 2016-February 2020)
•President, Middle East and Africa (2010-2015)
Current public company board
•International Business Machines Corporation (executive compensation and management resources)
Additional positions
•Advisory Director, Metropolitan Opera
•Director, World Resources Institute
•Director, US-India Strategic Partnership Forum

Previous experience
•Managing Director, Middle East and North Africa, Barclays Bank PLC (2008-2010)
•Managing Director, Sub-Saharan Africa, Barclays Bank PLC (2007-2008)
•Several executive positions at Citigroup in Germany, Austria, U.K. and Turkey (1994-2007)

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

36	2025 MASTERCARD PROXY

CORPORATE GOVERNANCE
Youngme Moon
Donald K. David Professor of Business Administration, Harvard Business School, a private university (since July 2014)

Director since June 2019 Age at Annual Meeting 61
Professor Moon brings to the Board a deep understanding of strategy and innovation as a long-tenured professor at Harvard Business School. She brings strong global perspective and consumer and sustainability experience based on her exposure to research at Harvard Business School. She contributes sustainability insight through her service as a director at several retail and retail-centric consumer products companies (including as a member of the nominating, environmental, social and governance and corporate responsibility committees).

Board committees
•Risk (chairperson)
•Human Resources and Compensation
Current public company boards
•Sweetgreen, Inc. (compensation committee; nominating, environmental, social and governance committee)
•Warby Parker Inc. (compensation committee)

Previous experience
•Several leadership positions at Harvard Business School (since 1998), including Senior Associate Dean for Strategy and Innovation and Chair of the MBA Program
Past public company boards
•Avid Technology, Inc.
•Unilever plc
•Zulily, Inc.

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

2025 MASTERCARD PROXY	37

CORPORATE GOVERNANCE
Rima Qureshi
Former Executive Vice President and Chief Strategy Officer, Verizon Communications Inc., a multinational telecommunications conglomerate

Director since April 2011 Age at Annual Meeting 60
Ms. Qureshi brings to the Board global perspective, technology expertise and innovation insight through her extensive senior-level experience at global mobile communications equipment and services providers, including managing multi-billion dollar profits and losses, mergers and acquisitions, research and development, sales and services. Her work in the mobile communications and broader technology industries and her completion of the NACD/Carnegie Mellon CERT certification in cybersecurity oversight provide the Board with relevant payments and information security expertise.

Board committees
•Audit
•Risk
Current public company boards
•Loblaw Companies Limited (audit committee; patient care and quality committee)
•BT Group plc (audit and risk committee; nominations committee; responsible business committee)
Additional positions
•Commissioner, NACD Blue Ribbon Commission on Technology

Previous experience
•Executive Vice President and Chief Strategy Officer, Verizon Communications Inc. (2017-2024)
•Several executive positions at Ericsson (1993-2017), including Chief Executive Officer, North America (2017)
Past public company boards
•Great-West Lifeco Inc.
•Wolters Kluwer NV

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

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Gabrielle Sulzberger
Senior Managing Director, Centerbridge Partners, L.P., a private investment firm (since January 2024) and Senior Advisor, Teneo, a global CEO advisory firm (since April 2024)

Director since December 2018 Age at Annual Meeting 65
Ms. Sulzberger brings to the Board extensive financial experience and insight as a senior advisor and former general partner of private equity firms, chief financial officer of several companies, and a U.S. public company audit committee financial expert and former board chair. She contributes strong consumer insight, global perspective and payments experience, as well as extensive involvement with sustainability as leader of a consulting firm’s ESG advisory practice and as a former director at several publicly traded U.S. merchants, including her service as chair of a major merchant in the quality retail food business. Her experience as chief financial officer of an open-source software company also provides valuable digital and innovation experience.

Board committees
•Audit
•Nominating and Corporate Governance
Current public company boards
•Eli Lilly and Company (audit committee, directors and corporate governance committee)
Additional positions
•Director, Acorns Advisers, LLC
•Chair of Board of Trustees, Sesame Workshop

Previous experience
•General Partner, Fontis Partners, L.P. (2005-2018)
•Senior Advisor, Two Sigma Impact (2020-2024)
•CFO, Gluecode Software Inc. (open-source software company)
•CFO, Crown Services (commercial contractors)
•Chair, Global ESG Practice, Teneo
Past public company boards
•Cerevel Therapeutics Holdings, Inc.
•Warby Parker Inc.
•Bright Horizons Family Solutions Inc.
•Brixmor Property Group Inc.
•The Stage Stores, Inc.
•Teva Pharmaceutical Industries Limited
•Whole Foods Market, Inc.

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

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CORPORATE GOVERNANCE
Harit Talwar
Former Partner, Goldman Sachs and former head of Goldman Sachs’ global consumer business (Marcus and Apple Card)

Director since April 2022 Age at Annual Meeting 64	Mr. Talwar brings to the Board extensive senior-level global payments experience and consumer insight through his leadership roles in payments and consumer banking across Europe, India, the Middle East and North America, and as a director on several public and private company boards. This experience provides global perspective and regulatory insight. His experience leading complex business functions brings extensive insight with respect to culture development and talent management.
Board committees
•Audit
•Human Resources and Compensation
Current public company boards
•Better Home & Finance Holding Company (board chairman, compensation committee, NGA committee, audit committee)
Additional positions
•Co-Chairman of the Board, American India Foundation (since 2012)
•Independent director of KPMG (USA)
•Founder and Sponsor, Ashoka University, Sonipat, Haryana, India

Previous experience
•Partner Goldman Sachs, head of Goldman Sachs’ global consumer business (Marcus and Apple Card), Goldman Sachs’ digital bank (May 2015-January 2021)
•Several executive positions at Discover Financial Services, including President, U.S. Cards (January 2008-May 2015) and Executive Vice President, Head of Payments (January 2004-January 2008)
•Head of Consumer Banking International, Morgan Stanley (August 2000-December 2003)
•Senior leadership positions at Citigroup in consumer banking and cards across India, Middle East and United States

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

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Lance Uggla
Vice Chair, General Atlantic, a leading global growth equity investor (since December 2023), and Founder of General Atlantic, BeyondNetZero, a venture targeting growth equity investments related to climate change (since April 2022)

Director since June 2019 Age at Annual Meeting 63
Mr. Uggla brings to the Board a global perspective as well as deep insight across data, technology and innovation as a former chairman and CEO of a publicly traded company that provides information, analytics and digital solutions to customers in business, finance and government. He provides extensive financial experience given his career within financial markets both as a former founder and CEO of an information and analytics company, as well as through executive management positions at global investment dealers. As the founder of a venture focused on climate change, Mr. Uggla contributes valuable sustainability perspective. His broad CEO service also contributes strong experience in management of talent and culture.
Board committees •Human Resources and Compensation •Nominating and Corporate Governance Additional positions •Executive Trustee, Tate Foundation
Previous experience
•Several executive positions at IHS Markit Ltd. and its predecessors Markit Ltd., Markit Group Holdings Ltd. and Mark-It Partners, Ltd. (all since 2003), including chairman and CEO (January 2018-February 2022); founder, chairman and CEO (January 2003-July 2016); and President and COO (July 2016-December 2017)
•Several executive positions at Toronto-Dominion Securities (1995-2003), including Vice Chairman and Head of Europe and Asia
•Head of Global Markets at CIBC Wood Gundy (1986-1995)
Past public company boards
•IHS Markit Ltd.

Consumer	C-suite experience	Financial and risk	Global perspective	Information security	Payments	Public company board experience	Regulatory and governmental	Sustainability	Technology, digital and innovation	Audit Committee financial expert

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Board and committees
Board of Directors

6 number of meetings in 2024	75%+ attendance Board and committee meetings	100% attendance 2024 annual meeting of stockholders

Merit E. Janow Board Chair (since January 1, 2022)

Board leadership structure
Michael Miebach, our President and CEO, focuses on managing the company’s operations and strategy while providing an important link between the Board’s oversight and management of Mastercard’s day-to-day operations. The Board believes its risk management processes are well-supported by the current Board leadership structure.
The Board holds regularly scheduled meetings of independent directors in executive session without management present and may meet more frequently upon the request of any independent director. Our Board Chair, Ms. Janow, presides at these sessions.
Director attendance at meetings
During 2024, each director attended 75% or more of the meetings held by the Board and committees on which the member served during the period the member was on the Board or committee.
We encourage directors to attend our annual meeting. All Board members attended our 2024 annual meeting of stockholders.
Director business and region visits
Our Board uses its meetings to gain firsthand understanding of the culture across regions, as well as the issues and challenges we face, and to learn how they tie into our strategic goals. This includes meeting periodically with senior managers throughout our global business, local/regional employees and stakeholders, such as policymakers, government officials and business leaders, and customers that are strategically important to our business.

We have an independent Board Chair, Merit E. Janow. Ms. Janow was unanimously elected by the Board to the independent Board Chair role effective January 1, 2022 and previously served as our Lead Director.
The role of the Board Chair is to provide governance and leadership to the Board, including helping to organize the Board’s work and reviewing the information provided to our directors to enable them to effectively carry out their responsibilities. Chair Janow’s responsibilities as Board Chair include, among other things:
•Presiding over Board meetings and executive sessions of non-management and independent directors
•Overseeing the adequacy of information available to directors
•Coordinating feedback on issues discussed in executive session, as well as performance, to the CEO
•Facilitating effective communication between the Board and our stockholders, including by, among other things, presiding over the annual meeting, and any special meetings, of stockholders
•Working with the CEO and Corporate Secretary to set Board meeting agendas
•Providing advice and counsel to the CEO
We believe that having an independent Board Chair is currently in the best interests of Mastercard and its stockholders, given Ms. Janow’s previous experience on our Board, knowledge of Mastercard and ability to provide independent oversight of management.

Board committees
The Board has standing Audit; Human Resources and Compensation; Nominating and Corporate Governance; and Risk committees, each of which operates under a written charter that is posted on our website, https://investor.mastercard.com/corporate-governance/board-committees/default.aspx. In January 2025, Lance Uggla rotated from the Audit Committee to the Nominating and Corporate Governance Committee, and Harit Talwar became a member of the Audit Committee.

For more information about Board responsibilities and functions, please see our Corporate Governance Guidelines posted on our website at
https://investor.mastercard.com/corporate-governance/governance-guidelines/default.aspx.

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Audit Committee Julius Genachowski Chairperson	Human Resources and Compensation Committee Richard K. Davis Chairperson
Number of meetings in 2024
9
Other committee
members:
•Candido Bracher
•Merit E. Janow
•Rima Qureshi
•Gabrielle Sulzberger
•Harit Talwar (joined in January 2025 and replaced former committee member, Lance Uggla)
Primary responsibilities
The Audit Committee assists our Board in its oversight of:
•The quality and integrity of Mastercard’s financial statements
•Mastercard’s financial and operational risk exposures and its compliance with legal and regulatory requirements
•The qualifications, performance and independence of Mastercard’s independent registered public accounting firm
•In coordination with the Risk Committee, risk assessment and risk management
•The performance of Mastercard’s internal audit function
•The quality of Mastercard’s internal controls

For more information about Audit Committee responsibilities and actions, see “Audit Committee report” on pgs 109-111.
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE). The Board also has determined that each committee member is “financially literate” within the meaning of the NYSE listing standards.
Audit Committee financial experts
The Board has identified each of Ms. Sulzberger and Mr. Talwar as an “Audit Committee financial expert” under the applicable SEC rules based on their experience and qualifications.

Number of meetings in 2024
5
Other committee
members:
•Julius Genachowski
•Oki Matsumoto
•Youngme Moon
•Harit Talwar
•Lance Uggla
Primary responsibilities
The HRCC is primarily responsible for:
•Ensuring Mastercard’s compensation and benefit programs attract, retain and motivate employees
•Ensuring pay practices are consistent with our compensation strategy, regulatory requirements and the practices of similar companies
•Determining annual and long-term goals for Mastercard and ensuring compensation of the CEO and key executives is commensurate with level of performance
•Ensuring thoroughness of the executive succession planning process

•Providing direction to management on strategies with significant people and capabilities implications
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the SEC and the NYSE.
Director compensation
To learn more about how Mastercard considers and determines executive and non-employee director compensation, including the role of executive officers and the compensation consultant, see “Compensation discussion and analysis” beginning on pg 64.

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Nominating and Corporate Governance Committee Merit E. Janow Chairperson	Risk Committee Youngme Moon Chairperson
Number of meetings in 2024
4
Other committee
members:
•Richard K. Davis
•Choon Phong Goh
•Gabrielle Sulzberger
•Lance Uggla (joined in January 2025)
Primary responsibilities
The NCG’s responsibilities include:
•Identifying individuals qualified to become directors
•Recommending that the Board select the candidates for directorships to be filled by the Board or by the stockholders
•Developing and recommending to the Board a set of corporate governance principles
•Overseeing the annual process for Board and committee self-evaluations
•Overseeing legal and public policy matters significant to Mastercard
•Taking a leadership role in shaping corporate governance of Mastercard

•Overseeing, in coordination with the other committees of the Board, as applicable, Mastercard’s environmental, social and governance policies and programs, including those related to corporate responsibility, environmental stewardship and human rights
Review of director commitments
Under our Corporate Governance Guidelines, the NCG reviews on an annual basis directors’ time commitments. In addition, the NCG reviews the appropriateness of a director’s continued service in the event of a material change in his or her other responsibilities. A director is also required to notify us in advance of accepting other public company board appointments. Directors’ service on public company boards is reviewed on an annual case-by-case basis by the NCG.
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the NYSE.

Number of meetings in 2024
5
Other committee
members:
•Candido Bracher
•Julius Genachowski
•Choon Phong Goh
•Merit E. Janow
•Rima Qureshi
Primary responsibilities
The duties of the Risk Committee, in coordination with the Audit Committee, where appropriate, include:
•Reviewing Mastercard’s risk management governance, framework and programs, including risk management culture and risk management function
•Reviewing Mastercard’s guidelines and policies with respect to risk assessment and risk management, major strategic risk exposures and management’s oversight of such exposures
•In consultation with the Audit Committee, overseeing risk relating to settlement and counterparty risk

•Overseeing the establishment, operation and annual refresh of our risk appetite statement and metrics and their alignment with our strategic, capital and financial plans and, where applicable, regulatory requirements and recommend approval of the risk appetite statement to the Board
•Overseeing risks relating to information security, inclusive of cybersecurity, enterprise resilience, inclusive of crisis management, operational and technology, privacy and data protection, regulatory affairs, franchise and competition (including digital disintermediation)
•Reviewing risks regarding the company’s regulated activities
•In coordination with the Audit Committee, reviewing regulatory examination or independent auditor reports pertaining to matters within the Risk Committee’s purview
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the NYSE.

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Board and committee evaluation
The Board believes that an annual review of its performance is critical to ensuring its overall effectiveness. Each year, the Board and its committees undergo an evaluation to examine membership, composition, committee member and committee chairperson rotation, and overall board refreshment. Our evaluation process is designed to identify ways in which to enhance the performance of the Board and ensure that our directors have the right experiences and skills to execute our strategy. The NCG oversees the annual evaluation process for the Board and each of its committees, determining its format and framework, including whether to use a third-party facilitator.
When we do not use a third-party facilitator, we utilize an individual director questionnaire to facilitate the annual self-evaluation of topics such as board and committee responsibilities and effectiveness, director contributions, and interactions between the Board and management. Our Board Chair/NCG Chairperson reviews the questionnaire results and shares them with each committee chairperson. Our Board Chair has conversations with individual Board members and organizes and summarizes the responses and recommendations for discussion with the Board. Each committee reviews its own assessment as well.

1	The NCG determines evaluation process format and considers possible enhancements, including whether to use a third-party facilitator.

2	If no facilitator is used, the NCG updates questionnaires to elicit relevant feedback on topics, including Board and committee performance, dynamics and structure.

3	Board Chair and committee chairpersons review, summarize and share results.

4	Determinations are made as to action items to ensure the ongoing effectiveness of the Board and its committees.

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Board risk oversight
Our Board is responsible for understanding the issues and risks that are central to our success, establishing Mastercard’s risk appetite and overseeing our risk management program, as well as our risk assessment and management processes. The Board recognizes the importance of effective risk oversight to the success of our business strategy and to the fulfillment of its fiduciary duties to us and our stockholders. The Board believes thoughtful risk-taking is a critical component of innovation and effective leadership. It also recognizes that imprudently accepting risk or failing to appropriately identify and mitigate risks could negatively impact our business and stockholder value. The Board seeks to foster a risk-aware culture by encouraging thoughtful risk-taking in pursuit of our objectives.
The Board exercises this oversight both directly and indirectly through its standing committees, each of which is delegated responsibility for specific risks and keeps the Board informed of its oversight efforts through regular reports by each committee chairperson. In general, the Audit Committee and Risk Committee coordinate to oversee our guidelines and policies with respect to risk assessment and risk management. The chart on the following page depicts the allocation of risk oversight responsibilities among our Board’s committees. Management is accountable for day-to-day risk management efforts, including the creation of appropriate risk management programs and policies. Key risks are escalated up through management to Board-level committees and the full Board as appropriate. The Chief Risk Officer serves as the primary management liaison to the Board’s Risk Committee and supports the Board in its oversight of risk governance, management and culture. The Chief Risk Officer also serves as the chairperson of our internal Executive Risk Committee, composed of senior executives and other risk functions who are charged with day-to-day oversight of risks within their business areas. The Executive Risk Committee is our senior most risk decision-making forum and oversees Mastercard’s risk management framework and risk profile. The Board and committees’ risk oversight and management’s ownership of risk are foundational components of our Enterprise Risk Management program, which is designed to provide comprehensive, integrated oversight and management of risk, as well as to facilitate transparent identification and reporting of key business issues to senior management, appropriate Board committees and the Board as a whole.

Information security, privacy and data protection oversight
Given the importance of information security and privacy to our stakeholders, our Board receives an annual report from our Chief Security Officer to discuss our program for managing information security risks, including cybersecurity and data security risks. Our Risk Committee also receives periodic briefings on data privacy from the Chief Privacy and Data Responsibility Officer. Our Risk Committee receives regular reports on our cyber readiness, our risk profile status, our cybersecurity programs, material cybersecurity risks and mitigation strategies, third-party assessments of our cybersecurity program and other cybersecurity developments. The Risk Committee Chairperson provides reports to the Board on such topics. Our Board and the Risk Committee also receive information about these topics as part of regular business and legal and regulatory updates. In addition, we engage directors as part of cybersecurity and data breach incident simulations. Further, we have protocols in place to timely inform the Audit Committee of a material cybersecurity incident that could have a potential impact on our financial statements.

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Board of Directors Our Board oversees major risks, including strategic, operational (including cybersecurity), legal and regulatory, financial and executive succession planning risks.

The Board’s standing committees oversee delegated responsibilities for specific risks and other duties delegated by the Board.

Nominating and Corporate Governance Committee	Human Resources and Compensation Committee	Audit Committee	Risk Committee

•Governance structure and processes •Legal and public policy matters significant to Mastercard •In coordination with other committees, environmental, social and governance policies and programs
•Employee compensation policies and practices
•People and capabilities policies and practices, including those related to organizational engagement and effectiveness and employee development
•Non-executive director compensation policies and practices
•Executive succession planning

•Financial statement integrity and reporting
•Major financial and operational risk exposures
•Capital and liquidity risks
•Guidelines and policies with respect to risk assessment and risk management
•Legal and compliance risks
•Internal controls

•Risk management governance, framework and programs, including risk appetite
•Major strategic risk exposures
•Information security, inclusive of cybersecurity, operational and technology, privacy and data protection risks
•Regulatory risks
•Franchise and competition (including digital disintermediation) risks

In overseeing these risks, the Board gives consideration to our brand and reputation, as well as to our culture and conduct.

Management

The key risk responsibilities of our management team include:
•Executive Risk Committee’s oversight of our risk management framework and risk profile
•Business units’ responsibilities in the first line of defense to effectively identify, escalate and manage risks incurred in the course of doing business
•Second line of defense functions’ responsibility to design a risk framework, including setting boundaries and managing risk appetite
•Internal audit’s responsibility to provide independent assurance on design and effectiveness of internal controls and governance processes

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CORPORATE GOVERNANCE
The key processes by which the Board and its committees oversee risk are as follows:
•Board. The Board exercises its direct oversight responsibility by meeting, at least annually, with management to discuss risk management processes and to assess the major risks impacting Mastercard. The Board also considers management’s risk analyses as it evaluates Mastercard’s business strategy. Throughout the year, the Board and designated committees dedicate a portion of their regularly scheduled meetings to review and discuss specific risks in detail, including through the use of hypothetical risk scenarios and incident simulations. Strategic and operational risks are presented to and discussed with the Board and its committees by management, including the Chief Administrative Officer, General Counsel, Chief Financial Officer, Chief Risk Officer, Chief Compliance Officer and General Auditor.
•Audit Committee. The Audit Committee oversees risk management policies and processes by periodically meeting with management, the Chief Audit Executive and our independent registered public accounting firm for discussions regarding risk. The Audit Committee coordinates with the Risk Committee in its risk management oversight responsibilities. The Audit Committee reviews updates on significant legal and regulatory matters. In addition to the Chief Audit Executive, the Chief Compliance Officer has functional reporting to the committee. The Audit Committee reviews the status of our internal controls and approves internal and external audit plans based on a risk-based methodology and evaluation. The Audit Committee oversees risk relating to the financial statements and financial reporting and controls, including capital and liquidity; internal controls; legal and compliance risks; operational and technology risks; third-party risks; and such other risks that the Board shall from time to time determine.
•Human Resources and Compensation Committee. When establishing compensation program elements, making awards and determining final payouts for incentive compensation, the HRCC considers the relationship of Mastercard’s risk oversight to compensation policies and practices for all employees and non-executive officers, including whether our compensation programs create or encourage excessive risk-taking that is reasonably likely to have a material adverse effect on us. We further discuss the HRCC’s assessment of risk under “Executive compensation – Compensation discussion and analysis – Risk assessment” on pg 86.
•Nominating and Corporate Governance Committee. The NCG oversees risks by meeting periodically throughout the year to proactively consider and address key governance matters, including board refreshment; environmental, social and governance policies and programs; and legal and public policy matters that could have a significant impact on Mastercard.
•Risk Committee. The Risk Committee, in coordination with the Audit Committee, oversees risk assessment and risk management of Mastercard. It reviews with management matters relating to the policies, practices and outcomes of Mastercard that relate to risk management. In particular, the Risk Committee oversees Mastercard’s enterprise risk management program and focuses on major strategic risks facing Mastercard and the steps management has taken to monitor and control such exposures. The Risk Committee reviews Mastercard’s risk management framework and programs used by management in its discussions of our risk profile and risk exposures with the Board, including reviewing how effectively management is maintaining an appropriate risk management culture and the effectiveness of Mastercard’s risk management function. The Risk Committee is provided with an information security update and reviews periodic risk reports regarding the regulated activities of Mastercard and our business units and has the right to periodically request that the business units provide relevant risk information to the Risk Committee. The Risk Committee also oversees risks relating to operations and technology, privacy and data protection, regulatory affairs, franchise and competition (including digital disintermediation).

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Our corporate governance practices
Our robust corporate governance practices and policies align with our strategic objectives and result in effective, independent oversight.

Board practices include:
•Oversight of long-term, key strategies
•Frequent executive sessions of independent directors
•Continuous assessment of Board refreshment
•Oversight of risk management practices, fostering a risk-aware culture while encouraging thoughtful risk-taking
•Continuing director education, including education regarding generative AI and cybersecurity in 2024
•Independent chair
•Active engagement in managing talent and long-term succession planning
•11 of 12 independent Board nominees

Board policies include:
•Annual election of directors
•Majority voting for director elections
•Stockholders’ right to call special meetings (15% threshold)
•Proxy access
•Stock ownership guidelines for directors
•Limit of four publicly traded companies on which our directors may serve
•NCG annual review of director time commitments
•NCG review of material changes in director’s other responsibilities
•Annual Board and committee self-evaluations

We encourage you to visit the “Corporate Governance” area of the “Investor Relations” page of our website, where you will find our key documents, policies and additional information about corporate governance at Mastercard.

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CORPORATE GOVERNANCE
Doing well by doing good
Our approach of doing well by doing good at Mastercard is driven from the top by our Board and CEO and is embedded at every level of our organization.

Board of Directors The Board oversees our impact strategy, including environmental, social and governance related matters.

Nominating and Corporate Governance Committee	Audit Committee	Risk Committee	Human Resources and Compensation Committee
Oversees, in coordination with other committees of the Board, as applicable, the company’s environmental, social and governance policies and programs, including those related to:
•Corporate responsibility
•Environmental stewardship
•Human rights
•Public policy activities
	Oversees financial and operational risk exposures and compliance with legal and regulatory requirements and disclosures, including: •Tax practices •Compliance with Code of Conduct	In coordination with Audit Committee, oversees risk assessment and risk management, including: •Enterprise risk management •Privacy, data responsibility and information security
Reviews people and culture strategy, including:
•Compensation and benefits frameworks
•Key human resources policies and practices, including those related to organizational effectiveness and employee development programs

Management
Under the Board's oversight, the Management Committee implements the company's strategic direction, including our impact strategy and related matters. The Management Committee consists of our Executive Leadership Team and additional members of management. Members of our management team report regularly to the Board and its relevant committees. Our senior management works together to assess and manage our efforts across the organization.
The executive-level Impact Steering Committee, made up of leaders from each of our business units and managed by the Chief Sustainability Officer, meets approximately quarterly to review performance, provide strategic direction and support company-wide alignment.
The Chief Sustainability Officer is tasked with developing impact goals in coordination with the business units and working with them to leverage impact as an enterprise-wide driver of growth. The Chief Sustainability Officer reports to the President of the Mastercard Center for Inclusive Growth & Executive Vice President of Sustainability, who is on the Management Committee. The President of the Mastercard Center for Inclusive Growth & Executive Vice President of Sustainability reports to the Vice Chairman and President of Strategic Growth, who is on the Management Committee and reports directly to the CEO.

For more information, please see our website at https://www.mastercard.com/global/en/vision/corp-responsibility.html. Our annual impact report on these matters is not part of, or incorporated by reference into, this proxy statement.

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Our engagement and transparency

Engaged with stockholders representing
~2/3 of Total[1]	~90% of Top 100[1]
[1] Percent of shares owned by stockholders in representative groups and for FY 2024

We recognize the benefits of regular engagement with our stockholders and other stakeholders in order to understand their different perspectives on matters that affect the company, as well as discuss details of our strategy and performance. Our Investor Relations team, in tandem with members of executive leadership and the Board, maintains consistent stockholder engagement year round.
We have a commitment to transparency. Our disclosures address critical matters of interest to our stakeholders.

Who engages	Who we engage	How we engage	Topics of engagement

•Executive Leadership Team •Board, where appropriate •Investor Relations •Corporate Secretary’s Office	•Stockholders •Sell-side analysts •Proxy advisory firms •Sustainability rating firms •Rating agencies •Regulators •Lending institutions	•Annual Meeting of Stockholders •Our website •Investor calls & meetings •Road shows & investor days •Conference participation •Various reporting and disclosures
•Business strategy and performance
•Board refreshment
•Governance
•Compensation practices
•Risk oversight
•Data privacy
•Environmental and social impact
•Talent and culture
•Feedback on initiatives, disclosures and proposals relating to our Annual Meeting

Engagement with stockholders and other stakeholders provides valuable input on topics of interest and allows us to provide key updates. Feedback is regularly consolidated and provided to the Board.
This input helps us plan for the future. We evaluate and respond as appropriate, including through actions and disclosures or as part of our broader strategy, all within the broader landscape of our goals and priorities.

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CORPORATE GOVERNANCE
Other corporate governance matters
Political activity and spending
We are committed to engaging appropriately in the political process and policy arena in a manner that informs and affects the debate concerning issues related to our business, investors and customers. We strive to engage on these issues in the most responsible and ethical way, and any such activities in which we engage are based solely upon the best interests of Mastercard and are made without regard to the private political preferences of our officers and/or executives. We provide additional disclosure on our political activity and spending on our website, which is not part of, or incorporated by reference into, this proxy statement.
Code of Conduct and Supplemental Code of Ethics
We have a written Code of Conduct that applies to all of our directors, executive officers and employees and provides a statement of Mastercard’s policies and procedures for conducting business legally and ethically. In addition, Mastercard has adopted a written Supplemental Code of Ethics that applies only to the CEO, Chief Financial Officer, Controller and certain other senior officers. We will promptly disclose, if required by applicable laws, any amendment to, or waiver from, our Code of Conduct or Supplemental Code of Ethics granted to directors or executive officers by timely posting such information on our website.

Where to find our Code of Conduct and Supplemental Code of Ethics

Go to our website at https://investor.mastercard.com/corporate-governance/policies-and-reports/default.aspx

Request copies (free of charge) by writing to: Office of the Corporate Secretary 2000 Purchase Street Purchase, NY 10577 Attention: Corporate Secretary
Hedging/pledging prohibitions
We prohibit short-term or speculative investment activity related to Mastercard securities, holding Mastercard securities in a margin account (unless arrangements are made to cover any margin calls in cash), pledging (or hypothecating) Mastercard securities as collateral for a loan, and trading activity that is designed to hedge or offset against decreases in the value of our securities.
Insider trading policies and procedures
We have adopted insider trading policies and procedures governing the purchase, sale and/or other dispositions of Mastercard securities applicable to our directors, officers, employees, contingent workers and consultants. We believe these processes and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and the NYSE listing standards. Our Insider Trading Policy was filed as Exhibit 19.1 to our 2024 Form 10-K. In addition, with regard to Mastercard trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

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Communicating with the Board
Stockholders and other interested parties may contact any or all Board members (including our Board Chair or the non-management directors as a group), any of its committees or any committee chairperson by email or mail. Correspondence should be addressed to the Board, any such individual director, or any group or committee of directors by either name or title.
Our Corporate Secretary, or in his or her absence another member of our Law Department, will open all communications received for the sole purpose of determining whether the contents represent a message to the directors. All correspondence that is not in the nature of advertising, promotions of a product or service, or is not trivial, irrelevant, unduly hostile, threatening, illegal, patently offensive or similarly inappropriate will be forwarded promptly to the addressee. If no particular director is named, the communication will be forwarded, depending on the subject matter, to the Chairperson of the Audit Committee, HRCC, NCG or Risk Committee, as appropriate.
All such correspondence should be sent either by email or by mail to:

By email:

corporate.secretary@mastercard.com
By mail:

Mastercard Incorporated Board of Directors Office of the Corporate Secretary 2000 Purchase Street Purchase, NY 10577 Attention: Corporate Secretary

The Corporate Secretary will forward to the Audit Committee Chairperson any correspondence that reflects a complaint or concern involving any of the following:
•accounting, internal accounting controls and auditing matters;
•possible violations of, or non-compliance with, applicable legal and regulatory requirements;
•possible violations of Mastercard’s Supplemental Code of Ethics for the CEO and senior officers; or
•retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint.
•

Whistleblower Policy

Stockholders, employees and others also may report complaints and concerns regarding accounting, internal accounting controls, auditing matters, possible violations of (or non-compliance with) applicable legal and regulatory requirements, possible violations of Mastercard’s Supplemental Code of Ethics or retaliatory acts against employees who make such a complaint or assist in the investigation of such a complaint in accordance with our Whistleblower Policy. We include certain reports in a high-level summary that is distributed to the Audit Committee. The Chief Compliance Officer will report developments relating to the reports to the Chairperson of the Audit Committee (and, if the Chairperson so directs, to the full Audit Committee) at or in advance of each regularly scheduled quarterly meeting, or more frequently, if warranted. You can find our Whistleblower Policy in the “Investor Relations” section of our website under Corporate Compliance at https://investor.mastercard.com/corporate-governance/policies-and-reports/default.aspx.

2025 MASTERCARD PROXY	53

CORPORATE GOVERNANCE
Director independence and related person transactions
Director independence
The corporate governance listing standards of the NYSE require that a majority of the Board (and each member of the Audit Committee, the HRCC and the NCG) be independent. To assist in its independence determinations, the Board has adopted director independence standards as part of our Corporate Governance Guidelines, which you can find on our website at https://investor.mastercard.com/corporate-governance/governance-guidelines/default.aspx.
No director or director nominee will be considered independent unless the Board affirmatively determines that such individual has (or would have) no material relationship with Mastercard (either directly or as a partner, stockholder or officer of an organization that has a relationship with Mastercard) other than as a Board or committee member. Additional requirements apply to Audit Committee and HRCC members. When making independence determinations, the Board broadly considers all relevant facts and circumstances, as well as any other facts and considerations specified by the NYSE, by law, or by any rule or regulation of any other regulatory body or self-regulatory body applicable to Mastercard. When assessing the materiality of a director’s relationship with Mastercard, the Board considers the issue not merely from the standpoint of the director or director nominee but also from that of persons or organizations with which such individual has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others). In addition, the Board applies the independence guidelines set forth in our Corporate Governance Guidelines, which generally track the independence standards set by the NYSE.
In determining the independence of each current non-management director and director nominee, the Board considered any transactions, relationships and arrangements as required by the NYSE rules and our Corporate Governance Guidelines.

The Board affirmatively determined that each of our current directors and director nominees is independent except for Mr. Miebach (our President and CEO).

Certain relationships and related person transactions
Board approval of related person transactions
SEC rules and our Code of Conduct require that any transaction that exceeds $120,000 involving Mastercard and a related party, and in which a related party would have a direct or indirect material interest, be promptly disclosed to the General Counsel. The General Counsel is generally required to disclose such transactions to the Board. Transactions with related parties must be approved or ratified by the Board or a committee of the Board consisting of at least three independent directors. Any director having an interest in the transaction is not permitted to vote on such transaction. Under SEC rules, a related party is any of the following:
•an executive officer of Mastercard
•a director (or director nominee) of Mastercard
•a beneficial owner of 5% or more of any class of Mastercard’s voting securities
•an immediate family member (which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and any person (other than a tenant or employee) sharing the household) of any executive officer, director (or director nominee) or beneficial owner of 5% or more of any class of Mastercard’s voting securities
•an entity in which one of the above described persons has a substantial ownership interest in or control of such entity
Related person transaction
Tara Maguire, who is employed as Executive Vice President, Financial Operations for Mastercard, shares a household with Craig Vosburg, a named executive officer of Mastercard. In 2024, Ms. Maguire earned $776,020 in base salary and cash bonus and received long-term incentive equity awards with an aggregate grant date value of $450,000. She participates in employee benefit plans and programs generally made available to employees of similar responsibility levels, and her compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities in her geographic location. Ms. Maguire’s role is not within Mr. Vosburg’s reporting line, and, therefore, he does not participate in any performance or compensation discussions related to her.

54	2025 MASTERCARD PROXY

CORPORATE GOVERNANCE
Additional board service requirements
Our certificate of incorporation, bylaws and Corporate Governance Guidelines provide additional requirements for service as a Board member, as well as limited membership for “Industry Directors” (as described below) and officers or employees of Mastercard or any of its subsidiaries (management directors).

Provision	Description
Requirements for service
Only 36% of our Board may be Industry Directors, directors who either currently or during the prior 18 months have an affiliation with any entity (and any of its affiliates) that on or after May 30, 2006 was or becomes a Class A member or affiliate member of Mastercard International or a licensee of its or Mastercard’s brands or with any operator, member or licensee of any general purpose payment card system (or any affiliates of any such entity) that competes with Mastercard
In addition, no director can:
•either currently or during the prior three years have an affiliation (including as a trustee, officer, employee or agent) with Mastercard Foundation or otherwise have any material business relationship with Mastercard Foundation or
•be a director, regional board director, officer, employee, or agent of or represent an entity (or an institution that is represented on any board of such an entity) that owns and/or operates a payment card program that is competitive with any of Mastercard’s comparable card programs

Industry Directors and other composition requirements
•At least 64% of the Board must be determined by the Board not to be Industry Directors (directors with any of the types of relationships described above)
•The total number of non-Industry Directors and non-management directors must be at least two greater than the number of Industry Directors and management directors
•Up to one-third of the members of each of the Audit Committee, the Risk Committee, the HRCC and the NCG may be Industry Directors
•No more than one Industry Director may serve on the NCG
•The Board has deemed Messrs. Bracher, Davis and Matsumoto to be Industry Directors

Quorum	A majority of the directors in office, provided that a majority of the directors present are neither Industry Directors nor management directors, constitutes a quorum
Vacancies	Vacancies are to be filled only by a vote of the majority of the directors then in office who are not Industry Directors
Nominations	Industry Directors cannot participate in nominating or selecting directors

2025 MASTERCARD PROXY	55

CORPORATE GOVERNANCE
Director compensation
Mastercard’s director compensation is primarily composed of cash and equity-based compensation. The company sets compensation for non-employee directors competitively and in light of the time commitment and prior experience levels expected of directors. Each year, the HRCC’s independent consultant, FW Cook, reviews Mastercard’s director compensation levels relative to market data (the same peer companies used for benchmarking and for setting executive compensation levels). The HRCC recommends the form and amount of director compensation, which is determined by the Board.
As a management director of the company, Mr. Miebach receives no such compensation for service on our Board or any of its committees.
2024 director compensation
All elements of director compensation were unchanged versus 2023. The following table describes the components of 2024 director compensation:

Annual compensation for Board service
Role	Cash	Equity
Non-employee directors	$100,000	$245,000
Board Chair	$187,500	$332,500

Additional cash compensation for committee service
Committee	Chairperson	Non-chair
Audit	$40,000	$20,000
Human Resources and Compensation	$30,000	$15,000
Nominating and Corporate Governance	$25,000	$12,500
Risk	$40,000	$20,000
Cash compensation is paid in advance in January for the first half of the year and in arrears in December for the second half of the year. The annual retainer and any committee retainer fees are prorated for partial-year Board or committee service. Under the Mastercard Incorporated Deferral Plan, U.S. non-employee directors are eligible to defer all or part of their cash compensation into a non-qualified deferred compensation arrangement. Directors who elect to defer cash compensation receive earnings on their deferrals based on investment elections. None of the investment options provides returns considered to be above-market or preferential. The equity compensation described in the table applies to the equity grants made to non-employee directors on June 18, 2024 in connection with the 2024 annual meeting of stockholders.
Annual equity grants are awarded upon a director’s election to the Board on the date of the annual meeting of stockholders, are immediately vested with a four-year transfer restriction and are in the form of restricted stock or deferred stock units (DSUs). Each director selects the form of his or her award during an annual election process. Directors elected to the Board outside of the annual meeting of stockholders are granted a prorated equity award.
Non-employee directors are eligible to have Mastercard make matching gift contributions of up to $10,000 annually to eligible charities in the name of the director. In addition, non-employee directors are eligible to have Mastercard make contributions of up to $5,000 to a charity of their choice to match director contributions to Mastercard’s Political Action Committee. Directors are reimbursed for expenses related to attending Board and committee meetings.
Director stock ownership guidelines
Each non-employee director is expected, within six years of joining the Board, to accumulate an ownership position in our stock equal to five times the applicable annual cash retainer. All current non-employee directors have holdings that exceed the guidelines’ recommended ownership level.

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CORPORATE GOVERNANCE
2024 total director compensation
The following table summarizes the total compensation earned in 2024 by each of our non-employee directors.

Name	Fees earned or paid in cash ($)	Stock awards ($)[1]	All other compensation ($)[2]	Total ($)
(a)	(b)	(c)	(d)	(e)
Merit E. Janow, Board Chair	252,500	332,631	—	585,131
Candido Bracher	140,000	245,310	—	385,310
Richard K. Davis	142,500	245,310	—	387,810
Julius Genachowski	175,000	245,310	3,500	423,810
Choon Phong Goh	132,500	245,310	7,463	385,273
Oki Matsumoto	115,000	245,310	—	360,310
Youngme Moon	155,000	245,310	—	400,310
Rima Qureshi	140,000	245,310	—	385,310
Gabrielle Sulzberger	132,500	245,310	5,000	382,810
Harit Talwar	115,000	245,310	—	360,310
Lance Uggla	135,000	245,310	—	380,310
1Amount represents the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 excluding the effects of estimated forfeitures in connection with all stock awards granted to Board members in 2024. The share price used for converting the grant made on June 18, 2024, the date of the 2024 annual meeting of stockholders, was the closing price of our common stock on the NYSE on that date ($450.11 per share). The award to Ms. Janow represents 739 DSUs. Awards for Mr. Bracher, Mr. Genachowski and Mr. Goh represent 545 shares of restricted stock per director. Awards to Mr. Davis, Mr. Matsumoto, Ms. Moon, Ms. Qureshi, Ms. Sulzberger, Mr. Talwar and Mr. Uggla represent 545 DSUs per director.
2Amount represents company-paid charitable matching contributions.

2025 MASTERCARD PROXY	57

CORPORATE GOVERNANCE
The following table further describes the fees paid in cash to each non-employee director for 2024, as shown in column (b) of the above table:

Name	Annual retainer ($)	Audit Committee retainer ($)	HRCC retainer ($)	NCG retainer ($)	Risk Committee retainer ($)	Fees earned or paid in cash ($)
Merit E. Janow, Board Chair	187,500	20,000	—	25,000	20,000	252,500
Candido Bracher	100,000	20,000	—	—	20,000	140,000
Richard K. Davis	100,000	—	30,000	12,500	—	142,500
Julius Genachowski	100,000	40,000	15,000	—	20,000	175,000
Choon Phong Goh	100,000	—	—	12,500	20,000	132,500
Oki Matsumoto	100,000	—	15,000	—	—	115,000
Youngme Moon	100,000	—	15,000	—	40,000	155,000
Rima Qureshi	100,000	20,000	—	—	20,000	140,000
Gabrielle Sulzberger	100,000	20,000	—	12,500	—	132,500
Harit Talwar	100,000	—	15,000	—	—	115,000
Lance Uggla	100,000	20,000	15,000	—	—	135,000

58	2025 MASTERCARD PROXY

Management Committee
Our Board oversees and approves the company’s long-term strategy. Under the Board’s oversight, the Management Committee implements our strategic direction. The Management Committee consists of our Executive Leadership Team and additional members of management.	04

2025 MASTERCARD PROXY	59

MANAGEMENT COMMITTEE
Management Committee members
The Executive Leadership Team’s focus is on the execution of strategy and overall stewardship of Mastercard. The purpose of the Management Committee is to ensure alignment and implementation of key business decisions across the enterprise. Our Executive Leadership Team members are identified below by boldface type. The information reported is current as of the date of this filing.

Name	Title
Chiro Aikat	Co-President, United States
Ka-Wai Au	Executive Vice President, Global Customer Delivery
Mark Barnett	President, Europe
Eimear Creaven	Co-President, Global Partnerships
Dimitrios Dosis	President, Eastern Europe, Middle East and Africa
Jennifer Erickson	Executive Vice President, Communications
Tine Fincioen	Executive Vice President, Digital Transformation
Tucker Foote	Chief Government Affairs and Policy Officer
Pablo Fourez	Chief Digital Officer
Michael Fraccaro	Fellow
Johan Gerber	Executive Vice President, Security Solutions
Karen Griffin	Chief Risk Officer
Susan Grossman	Executive Vice President, Consumer Acquisition and Engagement Services
Cheryl Guerin	Executive Vice President, Global Brand Strategy & Innovation
Ling Hai	President, Asia Pacific, Europe, Middle East & Africa
Tiffany Hall	General Counsel
Sherri Haymond	Co-President, Global Partnerships
Jon Huntsman	Vice Chairman and President, Strategic Growth
Pratik Khowala	Executive Vice President, Transfer Solutions
Linda Kirkpatrick	President, Americas
Jorn Lambert	Chief Product Officer
Michael Lashlee	Chief Security Officer

Name	Title
John Levitsky	Co-President, United States
George Maddaloni	Chief Technology Officer, Operations, Mastercard Technology
Edward McLaughlin	President & Chief Technology Officer, Mastercard Technology
Sachin Mehra	Chief Financial Officer
Michael Miebach	President and CEO
Ken Moore	Chief Innovation Officer
Susan Muigai[1]	Chief People Officer
Timothy Murphy	Chief Administrative Officer
Raja Rajamannar	Chief Marketing & Communications Officer
Peter Reynolds	Executive Vice President, Real-Time Payments
Ari Sarker	President, Asia Pacific
Bunita Sawhney	Chief Consumer Product Officer
Andrea Scerch	President, Latin America and the Caribbean
Eric Schneider	Executive Vice President, Advisors Business Development
Raj Seshadri	Chief Commercial Payments Officer
Shamina Singh	President, Mastercard Center for Inclusive Growth and Executive Vice President, Sustainability
Jess Turner	Executive Vice President, Head of Global Open Banking and API
Greg Ulrich	Chief AI and Data Officer
Craig Vosburg	Chief Services Officer
Tiffany Wan	Executive Vice President, Strategy, Corporate Development and M&A
1Susan Muigai, 55, has served as our Chief People Officer since April 2025. Prior to joining Mastercard, Ms. Muigai served as Executive Vice President, Chief Human Resources Officer for TransUnion, a global information and insights company, from October 2021 to March 2025. Previously, Ms. Muigai served in various roles of increasing responsibility at Walmart, Inc., a multinational retail company, from June 2005 to September 2021, most recently serving as Senior Vice President, People of Walmart International, from March 2020 to September 2021, and as Executive Vice President People & Corporate Affairs, Walmart Canada, from August 2016 to February 2020. She currently serves on the board of directors of Coursera, Inc., an online learning platform.

60	2025 MASTERCARD PROXY

MANAGEMENT COMMITTEE
Executive officers
Additional information about our executive officers may be found in our 2024 Form 10-K.
Our Management Committee exhibits a broad range of perspectives and experiences.

21%	Our Management Committee members hail from 11 countries across 5 continents
9 Management Committee members are located in non-U.S. offices

54	11+
Average age of Management Committee members
Unique industry work experience, including:
Commercial Banking
Consulting/Marketing/Professional Services
Consumer Goods
Financial Services
Government
Information Technology Services
Media
Payments
Retail/Merchant
Technology
Telecommunications

2025 MASTERCARD PROXY	61

	Executive compensation
05	This section describes our executive compensation program for 2024 and certain elements of the 2025 compensation program for our named executive officers.

	Compensation discussion and analysis table of contents

	Executive summary	64	2025 compensation decisions	83

	2024 total direct compensation (TDC) for NEOs	68	Additional compensation program features and policies	85

	Other elements of compensation	78	Compensation Committee report	87

	Annual compensation decision-making participants and process	79	2024 compensation tables and disclosures	88

	Peer group	81

62	2025 MASTERCARD PROXY

EXECUTIVE COMPENSATION

Proposal 2: Advisory approval of Mastercard’s executive compensation	The Board unanimously recommends that stockholders vote FOR the advisory approval of our executive compensation as disclosed in this proxy statement.
Pursuant to Section 14A of the Securities Exchange Act of 1934 (Exchange Act), we are asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers (NEO). Our compensation and benefit programs are significantly performance-based and are designed to attract, retain and motivate our NEOs, who are critical to our success, and to align their interests with those of our stockholders. Our Board continues to believe that our executive compensation program and policies are effective in achieving these core principles.
The HRCC routinely reviews the compensation and benefit programs for our NEOs to ensure that they achieve the desired goals of closely aligning our executive compensation with performance and with our stockholders’ interests. These reviews have resulted in a number of changes over the last several years.
We are asking stockholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal, commonly known as a say-on-pay proposal, gives stockholders the opportunity to endorse or not endorse our executive compensation program. This vote is not intended to address any specific item of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking stockholders to vote FOR the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to Mastercard’s named executive officers, as disclosed in this proxy statement pursuant to the SEC rules, including the compensation discussion and analysis, compensation tables and any related narrative discussion, is hereby approved.”
Because this vote is advisory, it will not be binding on Mastercard, the Board or the HRCC. However, the Board and the HRCC value the opinions of our stockholders and will review and consider the voting results when considering our executive compensation program.
Our Board has determined to hold annual say-on-pay advisory votes. Unless the Board determines otherwise, the next say-on-pay advisory vote will be held at our 2026 annual meeting of stockholders.

For an understanding of our executive compensation program, we strongly encourage you to read:
•Compensation discussion and analysis (pgs 64-87)
•Summary Compensation Table and additional compensation tables (pgs 88-106)

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EXECUTIVE COMPENSATION
Compensation discussion and analysis
This Compensation Discussion and Analysis (CD&A) describes Mastercard’s executive compensation program for 2024, as well as certain elements of the 2025 program for our NEOs, who are listed below and appear in the Summary Compensation Table on pg 88.

Named executive officers	Role
Michael Miebach	President and Chief Executive Officer
Sachin Mehra	Chief Financial Officer
Craig Vosburg[1]	Chief Services Officer
Timothy Murphy[2]	Chief Administrative Officer
Raj Seshadri[3]	Chief Commercial Payments Officer
1Mr. Vosburg assumed this role effective on April 9, 2024. Previously, he served as our Chief Product Officer.
2Mr. Murphy will assume the role of Vice Chair effective on May 1, 2025.
3Ms. Seshadri assumed this role effective on April 9, 2024. Previously, she served as our President, Data and Services.
Executive summary
Executive compensation philosophy
Mastercard’s executive compensation program is designed to support our strategic objectives and to attract, motivate and retain our executives, who are critical to Mastercard’s long-term success. Our executive compensation program is based upon and designed to address three core principles:

Align the long-term interests of our executives with stockholders	Pay for performance	Pay competitively
Our compensation program strongly aligns the interests of our executives with long-term stockholder value through the use of equity compensation, which is largely long term in nature.
The majority of the compensation of our CEO and other NEOs is variable and at-risk and is tied to pre-established goals linked to financial, strategic and cultural objectives designed to create long-term stockholder value and drive our objectives to grow, diversify and build our business.

Each year, the HRCC assesses the competitiveness of compensation for executives to enable attraction, motivation and retention of top talent. Total compensation is established within a range around the median of market-competitive levels.

Our HRCC, composed solely of independent directors, is responsible for overseeing our executive compensation program and determines compensation paid to our executive officers. The program is designed to attract, motivate and retain executives to achieve financial and strategic results that create sustainable value for stockholders, primarily through long-term equity awards rather than annual cash compensation. While our incentive programs are substantially formulaic, the HRCC retains discretion to make adjustments to ensure compensation appropriately reflects operating performance and to achieve desired talent management objectives, including engagement and retention of key talent to execute our business strategy and create long-term value for stockholders.
Stockholder feedback
At our 2024 annual meeting of stockholders, 95% of the votes cast on the annual say-on-pay proposal were in support of our executive compensation program. We view this level of stockholder support as affirmation of our current pay programs and our pay for performance philosophy.
The HRCC, with input from the independent compensation consultant, considered the vote results, input from investors and current market practices as it evaluated whether changes to the compensation program were warranted.

64	2025 MASTERCARD PROXY

EXECUTIVE COMPENSATION
2024 financial and operational highlights
The following are our key financial and operational highlights for 2024, including growth rates over the prior year:

GAAP
Net revenue		Net income		Diluted EPS
$28.2B		$12.9B		$13.89

up	12%	up	15%	up	17%

NON-GAAP[1] (currency-neutral)
Adjusted net revenue		Adjusted net income		Adjusted diluted EPS
$28.2B		$13.5B		$14.60

up	13%	up	18%	up	21%

Gross dollar volume (growth on a local currency basis)	Cross-border volume growth (on a local currency basis)	Switched transactions
$9.8T		159.4B
up 18%
up 11%		up 11%
1Non-GAAP results (including growth rates) exclude the impact of gains and losses on equity investments, special items and/or foreign currency. Refer to Appendix A for the reconciliation to the most direct comparable GAAP financial measures and our reasons for presenting them.
Annualized total shareholder return (TSR)

Mastercard	Peer group median	S&P 500

CAGR = Compound annual growth rate
Source: FactSet

Capital returned to stockholders in 2024			Cash flows from operations

Total	Repurchased shares	Dividends	2024
$13.4B	$11.0B	$2.4B	$14.8B

10-year history of stock price growth

$600
$500
$400
$300
$200
$100
$0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Mastercard’s historically strong performance has resulted in the substantial appreciation of our stock price in the last 10 years from a closing stock price of $86.16 per share as of December 31, 2014 to a closing stock price of $526.57 per share as of December 31, 2024.

2025 MASTERCARD PROXY	65

EXECUTIVE COMPENSATION
How pay aligns with our strategy, financial results and culture
As described in more detail on pg 68, both the structure of our compensation program and individual pay decisions are designed to support our long-term business strategy, which we believe will ultimately create value for our stockholders and other key stakeholders, including our employees, customers, consumers and the communities in which we operate.
In 2024, our three key priorities were to expand in payments, extend our services and embrace new network opportunities, enabled by our people, brand, data, technology and franchise. Our ability to attract, retain and engage the exceptional talent needed to execute our business strategy is greatly enhanced by our pay practices. Our executive compensation program is designed in close alignment with our strategy, financial objectives and culture as described in the following chart:

Performance dimension[1]	Strategic alignment	Financial alignment	Cultural alignment

Annual bonus plan

Corporate financial results	Financial metrics and goals set in relation to business drivers in each strategic priority	Annual top-line and profitability results (net revenue and net income)
Corporate strategic performance modifier	Operational objectives in each strategic priority and enablement areas	Strategic metrics expected to drive future financial results	Positioning the company for long-term growth opportunities
Individual performance factor (IPF)	Performance measured against core strategic objectives appropriate to role	Key financial results appropriate for executive’s role	Performance evaluated against the Mastercard values

Long-term incentive plan

Individual performance	Grant based on potential to grow and lead in alignment with Mastercard values and to assume increasing levels of responsibility in connection with strategic/financial priorities
Corporate financial results (Performance Stock Units or PSUs)	Generally, financial metrics and goals aligned to external multi-year guidance	Balances incentives to drive fundamental financials and stock price appreciation
Relative TSR modifier (PSUs)	Combination of cultural, strategic and financial priorities drives sustainable, long-term stockholder value
Absolute stock price appreciation (PSUs, Restricted Stock Units and stock options)

1In 2024, the company included an environmental, social and governance modifier in its bonus plan, which has been removed for the 2025 plan year, as described on pg 84.

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EXECUTIVE COMPENSATION
Positive pay practices
The HRCC and management regularly review our compensation and benefit programs. Accordingly, we have adopted a number of practices over the last several years that reflect best pay governance practices.

What we do
Pay for performance
Align executive compensation with stockholder returns through long-term incentives
Maintain significant stock ownership requirements and guidelines, as well as a post-vest holding period on PSUs
Use an appropriate peer group when establishing competitive compensation
Review executive succession planning and leadership development programs
Reward individual performance but with limits that cap individual payouts in executive incentive plans
Regularly assess compensation programs to mitigate undue risk-taking by executives
Mandate “double-trigger” provisions for all plans that contemplate a change in control
Maintain robust clawback and equity award forfeiture policies
Retain an independent compensation consultant
Hold an annual say-on-pay advisory vote

What we don’t do
Permit hedging or pledging of Mastercard stock
Provide any excise tax gross-ups for executive officers
Provide tax gross-ups, other than under our global mobility programs
Reprice stock options
Pay dividend equivalents on unvested equity awards
Guarantee annual salary increases or bonuses
Grant discounted or reload stock options
Spring load or back date equity grants

2025 MASTERCARD PROXY	67

EXECUTIVE COMPENSATION
2024 total direct compensation (TDC) for NEOs
The primary elements of our 2024 executive compensation program consisted of base salary, annual incentive and long-term incentive compensation. The elements of compensation were selected by the HRCC because it considers each element to be important in meeting one or more of the objectives of our core executive compensation principles. The following table provides information regarding the elements of target TDC for our NEOs:

CEO	Other NEOs	Purpose	Key characteristics	Performance metrics and weightings
		•Attract and retain executives with competitive level of cash compensation	•Reviewed annually and adjusted when appropriate	•Considers desired market position in consideration of scope of responsibilities, individual contributions and expertise

•Motivate and reward executives for achievement of key performance metrics during the fiscal year
•Serves as a key compensation element for rewarding annual results and differentiating performance each year

•Performance metrics and goals established by a committee of independent directors
•Payouts based on performance against financial, strategic, individual, and environmental, social and governance objectives
•Payouts cannot exceed 250% of an executive’s target annual incentive amount
•Adjusted net income (67%) •Adjusted net revenue (33%) •Environmental, social and governance modifier and strategic performance adjustment •Individual performance
Performance stock units (PSU)
		•Motivate and reward executives for performance on key long-term measures •Align the interests of executives with long-term stockholder value •Retain executive talent	•Performance metrics and goals established by a committee of independent directors •Maximum payout equal to 200% of the target number of PSUs granted	•Adjusted earnings per share (50%) •Adjusted net revenue (50%) •Relative total shareholder return modifier
Restricted stock units (RSU)
		•Align the interests of executives with long-term stockholder value •Retain talent through significant ownership of Mastercard stock by our executives	•Vest ratably over three years •Options: max term of 10 years	•Stock price
Stock options

68	2025 MASTERCARD PROXY

EXECUTIVE COMPENSATION
Incentive compensation performance metrics
The business metrics used under our annual and long-term incentive programs focus on the key drivers for executing our strategy and creating and sustaining long-term stockholder value.

Adjusted net revenue	Revenue growth, both organic and through acquisitions, is critical to our success
Adjusted net income/ adjusted earnings per share (EPS)	Net income and EPS are our primary measures of profitability and capital deployment
Total shareholder return (TSR)	TSR enhances the link and alignment between stockholders and employees
As a growth company, revenue growth is of primary importance, and we include a revenue measure in our short- and long-term incentive programs and balance it by placing emphasis on profitability in both programs.
In assessing our performance for the purpose of determining variable compensation awards, we supplement certain measures derived from our consolidated financial statements with measures that exclude the impact of foreign exchange, restructuring, litigation, acquisitions and other one-time special items.
Base salary
Base salary is the fixed portion of total direct compensation for our executive officers, including the NEOs. The base salary for each NEO is approved by the HRCC based on various factors, including the peer group data for each position and the assessment of the executive officer’s contributions to Mastercard’s performance.
The base salary for each executive officer is reviewed as part of the annual compensation decision-making process. Increases occur, at the HRCC’s discretion, when the executive officer’s base salary is not reflective of the desired market position or when a change in responsibility or individual contributions warrants an adjustment.
As part of the year-end compensation decision-making process, with input from its independent compensation consultant, the HRCC approved a base salary increase for Raj Seshadri from $650,000 to $675,000 but recommended all other NEO base salaries remain unchanged for March 1, 2024. On April 9, 2024, in connection with his appointment to Chief Services Officer, the HRCC approved a base salary increase for Mr. Vosburg from $750,000 to $775,000.
2024 annual incentive
The 2024 annual incentive awards for our executive officers were granted under our Senior Executive Annual Incentive Compensation Plan (SEAICP). The HRCC uses the SEAICP to provide a cash incentive award to the executive officers, including the NEOs, for the attainment of annual company and individual performance objectives that are established at the start of the year (as described in the “Annual compensation decision-making participants and process” section on pg 79).
The determination of the annual incentive, or bonus, for each of our NEOs is based on our corporate score and each NEO’s individual performance factor, as shown below:

Corporate score (0%-200%)	X	Individual performance factor (0%-200%)	=	Final bonus payout (0%-250% of target)

Step one: Financial score (0%-200%) 2024 financial performance metrics and weightings: •2/3 adjusted net income •1/3 adjusted net revenue		Step two: Environmental, social and governance modifier[1] Financial score (step one) can be adjusted within a range of up or down by 10 percentage points (ppt)		Step three: Strategic performance adjustment Resulting score (steps one and two) can be adjusted within a range of up 10 percentage points or down 20 percentage points

1In 2025, the environmental, social and governance modifier will no longer be included in our annual incentive compensation plans; priorities that are critical to Mastercard’s long-term success will continue to be evaluated as part of the company’s overall strategic performance, as described in “Changes to incentive compensation programs beginning in 2025” on pg 84.

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EXECUTIVE COMPENSATION
Corporate score
As described below, the HRCC determined that company performance under the annual incentive plan resulted in a corporate score of 126% of target for the purposes of funding the plan. Five percent of plan funding was reserved to facilitate differentiation in awards to top performers throughout the company. This reserved funding resulted in a final corporate score of 119.7%, used for the purposes of calculating individual payouts under the plan.

Component	Score
Financial score (a)	126%
Environmental, social and governance modifier (b)	+/- 0 ppts
Strategic performance adjustment (c)	+/- 0 ppts
Corporate score used to fund plan (a+b+c)	126%
5% reserved to facilitate differentiation (d)	-6.3 ppts
Final corporate score (a+b+c+d)	119.7%
The HRCC used a three-step process to determine the 2024 corporate score:
•Step one (financial score): calculated based on corporate performance against rigorous and challenging financial performance goals aligned with our annual business plan. We believe adjusted net income and adjusted net revenue are the most important indicators of the successful execution of our strategy and correlate with long-term stockholder value creation.
For 2024, financial performance was strong, as detailed on pg 65 and below, resulting in a financial score of 126%:

			Final 2024 performance goals
Metrics	Goal weight	2023 adjusted actual	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	2024 adjusted actual[1]	Score
Adjusted net income — SEAICP ($ millions)	67%	$11,800	$12,324	$13,489	$14,653	$13,865	132%
Adjusted net revenue ($ millions)	33%	$25,054	$26,819	$28,330	$29,840	$28,544	114%
					Financial score		126%
1Metrics shown differ from net income and net revenue under GAAP because they exclude 2024 acquisitions, the impact of gains and losses on equity investments, non-GAAP special items (which includes litigation judgments and settlements) and certain one-time items, as well as the impact of translational and transactional activity related to foreign exchange rates and the related impact of our foreign exchange derivatives designated as cash flow hedging instruments.

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•Step two (Environmental, social and governance modifier): based on performance against environmental, social and governance objectives established in early 2024. Actual performance above or below the predefined targets on environmental, social and governance metrics can adjust the financial score upward or downward within a range of 10 percentage points.
The table below illustrates performance against the 2024 environmental, social and governance modifier performance targets:

Performance metric	Weight	Target	Actual	Score
Percent reduction in Scope 1 and 2 greenhouse gas emissions from 2016 base year[1]	15%	44%-55%	46%	No adjustment
Suppliers who account for top 85% of our supply chain emission that have set or are committed to set a Science-Based Target by 2026	15%	65%-75%	71%	No adjustment
Number of individuals newly connected to digital economy (financial inclusion)[1]	35%	+70 million to +80 million	+92.3 million	+3.5 ppt
Percent improvement of median female pay as a percent of median male pay from 2023 base year[1,2]	35%	+0.25 to +1.50 ppt	-1.3 ppt	-3.5 ppt
Total environmental, social and governance modifier				+/- 0 ppt
1Actual results are based on the measurement period of October 1, 2023 to September 30, 2024.
2The gender pay gap target shown above uses a 2023 baseline pay gap of 96.0%. The resulting 2024 gender pay gap of 94.7% (-1.3 ppt) neutralizes for currency fluctuations over the measurement period by using 2023 foreign exchange rates.
Environmental, social and governance metrics were selected based on their measurability, alignment with our business strategy and culture, financial relevancy and executives’, including our NEOs’, ability to impact them.
Since the environmental, social and governance modifier was introduced in 2021, we have made significant progress on key priorities. Specifically, we have connected 383 million people to the digital economy and improved the ratio of median female to median male pay from 92.4% to 94.7%. Additionally, we have reduced total Scope 1, 2 and 3 emissions by [●]% from our 2016 base year.
As a result of the progress noted above, effective for 2025, the environmental, social and governance modifier will no longer be included in our annual incentive compensation plans; priorities that are critical to Mastercard’s long-term success will continue to be evaluated as part of the company’s overall strategic performance, as described in “Changes to incentive compensation programs beginning in 2025” on pg 84.

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•Step three (strategic performance adjustment): based on performance against our strategic objectives established in early 2024. While these objectives may not immediately translate into current year financial results, we believe success against these metrics positions the company for future, sustained growth. If the HRCC believes an adjustment is warranted based on its assessment of performance outcomes versus these predefined strategic objectives, the financial score may be adjusted within a range of +10 percentage points to -20 percentage points.
For 2024, the HRCC approved the following strategic performance objectives:

Expand in payments	Driving innovation and payments growth and capturing new payment flows
Extend our services	Enhancing the value of payments and supporting network expansion
Embrace new network opportunities	Focusing on new opportunities in open banking and identity solutions
Enabled by a key set of activities	People, technology, franchise, data, brand, and environmental, social and governance
The HRCC recognized overall strong performance against strategic objectives in 2024 and, with management’s input, determined neither a positive nor a negative strategic performance adjustment was warranted.
As stated on pg 70, after considering all program components, the final corporate score was 119.7%.

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Individual performance factor
Once the corporate score is established, annual incentive payouts are further adjusted for each NEO by an individual performance factor (IPF), which is determined through assessing performance against individual performance objectives that support the company’s strategic objectives.
Below is a summary of each NEO’s primary 2024 objectives:

Name	2024 objectives
Michael Miebach	Deliver on key financial metrics and innovation, enhance the perception of Mastercard in the marketplace, build and strengthen relationships with key constituents, position Mastercard for growth as the industry undergoes physical and digital convergence, and drive a culture of decency that emphasizes doing well by doing good both inside and outside the company
Sachin Mehra	Deliver on key financial metrics, strategy development and execution, acquisitions and integration, risk management and investor relations
Craig Vosburg
Develop and advance globally value-added services, including fraud management, cybersecurity, consulting, loyalty, open banking, account acquisition, business insights, AI and data to differentiate our payment offerings and diversify revenues

Timothy Murphy	Drive the people, legal, public policy and franchise strategy to enable the organization to deliver value to stakeholders and continue significant growth
Raj Seshadri	Accelerate innovation and growth in commercial B2B payments and money movement solutions to deliver the best experiences and create the greatest value for customers
The HRCC, with input from the CEO (except in respect of himself), assessed each NEO’s performance against individual objectives and contributions to overall company results to determine an IPF.
2024 annual incentive earned
As a result of the decisions discussed above, the HRCC approved the following annual cash incentive payouts for each of the NEOs in early 2025:

	2024 base salary	2024 target annual incentive		2024 actual annual incentive[1]
Name		% of base	$	% of target	$
Michael Miebach	$1,250,000	200.0%	$2,500,000	181.9%	$4,548,600
Sachin Mehra	$800,000	150.0%	$1,200,000	170.0%	$2,039,688
Craig Vosburg[2]	$775,000	132.5%	$1,026,876	143.6%	$1,475,005
Timothy Murphy	$725,000	125.0%	$906,250	164.0%	$1,486,150
Raj Seshadri	$675,000	125.0%	$843,750	143.6%	$1,211,963
1While each individual is eligible for a maximum bonus of 250% of target, the aggregate plan payout is capped at 200% of target, which includes participants not listed above.
2Mr. Vosburg’s 2024 bonus target reflects a proration in connection with a target bonus increase to 135% in April 2024.

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EXECUTIVE COMPENSATION
Long-term incentives
2024 program overview
We use equity grants as the primary means of providing long-term incentives (LTI) to our employees and aligning the interests of our employees with stockholders. For 2024, each NEO’s annual award consisted of 60% PSUs, 20% RSUs and 20% stock options. Information about the long-term awards to the NEOs in 2024 can be found in the Grants of Plan-Based Awards table (see pg 90).
In making its determination on what types of awards to grant, the HRCC considers the following:
•The effect of having the CEO and other NEOs receive a significant portion of their total direct compensation in equity awards, with multi-year vesting, to motivate and provide an incentive for these officers and to align their interests with those of our stockholders
•Peer group information (see pgs 81-82 for more information)
•Trends in long-term incentive grants
•The accounting treatment of such awards

On March 1, 2024, the HRCC granted the following aggregate dollar amounts of PSUs, RSUs and stock options under our Amended and Restated 2006 Long Term Incentive Plan (LTIP) to the NEOs:

Name	Performance stock units[1]	Restricted stock units[1]	Stock options[1]	Total
Michael Miebach	$13,950,000	$4,650,000	$4,650,000	$23,250,000
Sachin Mehra	$5,820,000	$1,940,000	$1,940,000	$9,700,000
Craig Vosburg	$4,440,000	$1,480,000	$1,480,000	$7,400,000
Timothy Murphy	$4,350,000	$1,450,000	$1,450,000	$7,250,000
Raj Seshadri	$2,850,000	$950,000	$950,000	$4,750,000
1    Amounts differ from the Summary Compensation Table due to (1) differences in the stock price used to convert grant values to a number of units and the accounting value per unit that is required to be reported in the Summary Compensation Table and (2) rounding.
On April 9, 2024, in connection with Mr. Vosburg’s appointment to Chief Services Officer and Ms. Seshadri’s appointment to Chief Commercial Payments Officer, the HRCC granted an additional equity award of $1,400,000 and $1,000,000, respectively, each consisting of the same mix of PSUs, RSUs and stock options as the annual grant.

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Settlement of 2022 performance stock units
In 2025, following the completion of the three-year performance period of 2022-2024, Mastercard settled the PSU awards that were granted in 2022. In February 2022, the HRCC determined that the payout rate for the 2022 PSUs would be tied to performance against three consecutive one-year adjusted net revenue and adjusted EPS growth goals and modified by Mastercard’s three-year relative TSR performance against S&P 500 companies. The goals for each year were established at the time of grant, and the financial component payout is capped at 100% of target if a three-year financial metric cumulative annual growth rate (CAGR) target was not achieved.
The following table shows the performance assessment against the adjusted net revenue and adjusted EPS metrics:

Measurement	Threshold	Target	Maximum	Actual[1]	Score
2022 adjusted net revenue growth	16%	20%	25%	26.7%	150.0%
2022 adjusted EPS growth	22%	27%	31%	37.2%	150.0%

2023 adjusted net revenue growth	13%	17%	22%	14.2%	66.0%
2023 adjusted EPS growth	17%	22%	26%	22.2%	102.5%

2024 adjusted net revenue growth	12%	16%	21%	13.1%	64.7%
2024 adjusted EPS growth	17%	22%	26%	18.8%	68.0%

3-year adjusted net revenue CAGR		18%		19.2%
3-year adjusted EPS CAGR		23%		28.4%

Average adjusted net revenue score (a)					93.6%
Average adjusted EPS score (b)					106.8%
Final PSU financial score (average of a and b)					100.2%
1Results shown differ from 2022-2024 net revenue and EPS growth under GAAP because they exclude certain acquisitions, the impact of gains and losses on equity investments and special items (which represent litigation judgments and settlements) and certain one-time items, translational and transactional impacts of foreign currency, and the related impact of our foreign exchange derivatives designated as cash flow hedging instruments. The actual impact on EPS from share buybacks versus the initial assumed impact did not result in any change to the final PSU score.
The following table shows the relative TSR performance assessment beginning on the grant date of March 1, 2022 and ending on December 31, 2024. The relative TSR modifier provides for up to a +/- 50 percentage point adjustment. The final PSU payout score could range from 0%-200% of target:

Measurement	Threshold (50% modifier)	Target (100% modifier)	Maximum (150% modifier)	Actual result	Pre-TSR score (a)	Modifier (b)
Three-year relative TSR modifier (beginning on March 1, 2022)	25th percentile	50th percentile	75th percentile	73rd percentile	100.2%	145.0%
	(TSR of -9.37%)	(TSR of 17.44%)	(TSR of 46.59%)	(TSR of 42.77%)
Payout rate (a x b)					145.3%

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EXECUTIVE COMPENSATION
2024 performance stock units
PSUs represent 60% of the annual long-term incentive grant value. The PSU plan design, as determined by the HRCC, for the performance period beginning January 1, 2024 and ending December 31, 2026:
•Provides a balanced top- and bottom-line long-term focus through the use of three one-year adjusted net revenue and three one-year adjusted EPS growth metrics (equally weighted) averaged over the three-year performance period:
•EPS growth targets take into account an initial assumption for share buybacks
•Enhances the link with stockholder returns by adjusting, up or down, the payout from the adjusted average net revenue and adjusted average EPS metrics by Mastercard’s relative TSR (stock price performance plus dividends) versus the S&P 500 member companies to reflect our stockholder experience beginning on the grant date and ending on December 31, 2026
•Provides a payout range from 0%-200% of the granted PSUs
•Excludes dividends or dividend equivalents prior to vesting
•Shares issuable at vesting are subject to a mandatory one-year holding period
•Vested PSUs are eligible for dividend equivalents during the mandatory one-year holding period

Payout range 0%-150%

EPS 50% of units
Initial PSU grant			Relative TSR vs. S&P 500 (up to +/- 50% modifier)
Final PSU payout 0%-200% of granted units
	+	x		=

Net revenue 50% of units

Payout range 0%-150%
Vesting of the 2024 PSUs will be based on Mastercard’s performance against the predetermined performance objectives set by the HRCC for the performance period beginning January 1, 2024 and ending December 31, 2026.
The HRCC established the 2024-2026 goals at the same time it authorized the PSU awards for the performance period. The targets were intended to be challenging and appropriately incentivize employees to continue to grow profitably and diversify Mastercard in geographic markets with a broad range of product offerings. The targets were set based on the proposed business plan, and a rigorous process was undertaken to determine the range of performance for each measure. The HRCC relied upon its experience and collective business judgment in establishing goals and believes they are set at levels that require strong performance for target payout and exceptional performance for maximum payout.

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We do not disclose forward-looking targets for our PSUs as the disclosure could result in competitive harm and be detrimental to our operating performance. However, at the completion of the performance period, we retrospectively disclose the performance goals, actual performance and payouts for all previously granted PSUs.
Stock options
Stock options represent 20% of the annual long-term incentive grant value. We believe stock options are a form of performance-based incentive compensation because they require stock price appreciation to deliver value to the holder, thereby aligning compensation earned with the value stockholders receive over the same period of time. Stock option awards granted on March 1, 2024 have an exercise price of $476.63 per share (the closing price of Class A common stock on the NYSE on the grant date), vest in three equal annual installments beginning on the first anniversary of the award and have a maximum term of 10 years. Stock options are not eligible for dividends or dividend equivalents.
Restricted stock units
RSUs represent 20% of the annual long-term incentive grant value. We believe RSUs help ensure a balanced LTI portfolio that effectively retains and engages our employees, including our NEOs, in a variety of market conditions. RSUs granted in 2024 vest in three equal annual installments beginning on the first anniversary of the grant date.

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EXECUTIVE COMPENSATION
Other elements of compensation
In addition to the primary elements of total direct compensation described above, the NEOs may be eligible for the programs and benefits described below. The compensation related to these programs and benefits is provided in columns (h) and (i) of the Summary Compensation Table.
Perquisites
For reasons of security, efficiency and personal safety, the company requests that Mr. Miebach travel by company aircraft and car/driver services, including travel for personal purposes. Mr. Miebach reimburses Mastercard for all personal travel on company aircraft, based on the Standard Industry Fare Level rates published by the Internal Revenue Service (IRS).
Global mobility program
Our global mobility programs are designed to support employees who relocate at the request of the company and provide certain expatriate benefits to facilitate the transition and international assignment, including moving expenses, allowances for housing and goods and services, and tax equalization. The goal of these relocation and expatriate assistance programs is to mitigate the financial impact of the international assignment, including the applicable taxes. This allows Mastercard to quickly meet global business needs and develop our talent.
Deferred compensation
In 2024, all U.S. employees, including our U.S. NEOs, at or above a certain level whose 2024 base salary was in excess of $210,000, were eligible to defer a portion of compensation into a non-qualified deferred compensation arrangement, referred to as the Mastercard Incorporated Deferral Plan. None of the NEOs elected to defer their 2024 compensation into the plan.
Benefit programs
The HRCC is responsible for reviewing specific benefit arrangements for the NEOs and other key employees to determine competitiveness in the market, as well as to ensure that these programs are consistent with our objectives to attract, retain and motivate high-performing employees. Mastercard maintains several benefit plans and programs in which the NEOs may be eligible to participate. These plans and programs include:
•Mastercard Savings Plan (Savings Plan): a 401(k) retirement plan for U.S. employees, including NEOs. The components of the plan include employee contributions on a before-tax, Roth IRA and/or after-tax basis and an employer matching contribution. The employer matching contribution was 167% of the employee contributions (up to 6% of eligible compensation). Eligible compensation in the Savings Plan is limited to base salary up to the applicable IRS limit, which was $345,000 for 2024.
•Restoration Program: an arrangement for certain highly compensated U.S. employees, including the NEOs, that restores missed employer contributions due to the compensation limit under Section 401(a)(17) of the 401(k) Savings Plan. Under the Restoration Program, each eligible employee receives an annual contribution for the difference between (1) employer contributions the employee would have been eligible to receive for the calendar year under the Savings Plan if the compensation limit did not apply and (2) the maximum employer contribution up to the compensation limit of 401(a)(17) under the Savings Plan.
•Mastercard’s health and welfare programs: health and welfare programs are available to all U.S. employees scheduled to work a minimum of 17.5 hours per week, including the NEOs. These programs include medical, dental and vision benefits, flexible spending accounts, health savings accounts, life insurance, accidental death and dismemberment insurance, disability insurance and business travel accident insurance. In addition, medical, dental and life insurance coverage is available for retirees. Employees who were hired on or before June 30, 2007 are eligible for an employer subsidy that reduces the retiree’s cost for participating in the medical and dental programs. The amount of the subsidy is based on the employee’s age and service upon retirement. Employees who were hired after June 30, 2007 are eligible for the same retiree programs but without any employer subsidy.

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Annual compensation decision-making participants and process
Participants in the compensation decision-making process

Role of compensation consultant	Role of Human Resources and Compensation Committee Exclusive decision-making responsibility for all executive compensation matters with input from management and its independent consultant	Role of executive management

•Attends all HRCC meetings
•Reviews and advises on all material aspects of executive compensation and plan design
•Reports on executive compensation trends and best practices
•Participates in the goal-setting process for incentive compensation plans
•Assists with the development of peer group used for comparison of executive compensation
•Conducts market check of executive officer compensation relative to the peer group
•Tests pay versus performance
•Works with HRCC Chairperson to recommend base salary and annual and long-term incentive awards for the CEO
•Provides advice with respect to non-employee director compensation

•Chief Executive Officer, Chief Administrative Officer, Chief People Officer and other members of management, as appropriate, attend HRCC meetings
•Responsible for designing and implementing executive compensation programs
•Recommends base salary and annual and long-term incentive awards for executive officers (excluding the CEO)
•Recommends incentive plan performance metrics and goals
•Presents significant proposals that affect executive compensation
•The CEO is not present for discussions related to, and plays no role in, the setting of his own compensation

While the HRCC considers the input and advice of management and its independent compensation consultant, the HRCC uses its own independent judgment in making final decisions and approvals on compensation paid to executive officers.
The HRCC has the full authority to retain and terminate the services of the compensation consultant. Each year, the HRCC conducts an independence review of its compensation consultant pursuant to SEC and NYSE rules. For 2024, the HRCC confirmed FW Cook’s independence and determined that no conflicts of interest existed in connection with the services provided. FW Cook provides no other services to Mastercard other than the services rendered to the HRCC.

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EXECUTIVE COMPENSATION
Annual compensation decision-making process
The following timeline of key events reflects the HRCC’s typical annual decision-making process:

February (current year)	April-September	December	February (following year)

Establish	Evaluate & review	Assess & determine	Approve
•Target pay levels •Financial performance metrics and goals •Strategic objectives	•Competitive assessment •Governance features •Pay and performance alignment •Stockholder feedback •Talent development •Market trends and regulatory developments	•Corporate performance vs. financial metrics vs. strategic objectives •Executive performance vs. individual objectives	•Incentive payment amounts

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Peer group
The HRCC, with assistance from its independent compensation consultant and input from management, establishes Mastercard’s peer group.
The selection process begins with a list of potential peer companies, which is filtered using various criteria to determine the final list of peer companies.
The following outlines the process that is undertaken by the HRCC to select the peer group, as well as the resulting list of peer companies, used for market comparisons, benchmarking and a determination of executive compensation levels for 2024:

1	2	3	Peer group

•Accenture
•Adobe
•American Express
•Block
•Bookings Holdings
•Broadcom
•Discover Financial Services
•Fidelity National Information Services
•Fiserv
•IBM
•Intuit
•Microsoft
•Oracle
•PayPal Holdings
•Salesforce.com
•Visa

1.Consider initial list of companies
Initial list:
•Companies in similar industries
•Competitors for executive talent
•Companies that consider Mastercard a peer, are peers of our direct competitors or are considered to be our peers by third parties (i.e., analysts and proxy advisors)

2.Utilize an objective set of screens to create the list of potential peer companies
Size screens:
•Revenue, market cap
Performance screens:
•Revenue growth, market cap to revenue ratio
Business screens:
•Industry relevance, global presence

3.Apply secondary list of screens to select the final peer group that in aggregate satisfies the desired objectives
Secondary screens:
•B2B technology services focus, consumer-facing brand and multi-national presence

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EXECUTIVE COMPENSATION
The compensation consultant used the peer group above to develop the market data materials that were provided to the HRCC to assist in the 2024 executive compensation decision-making process.
Mastercard’s relative size rank within the peer group used for 2024 compensation decision making is shown below:

Mastercard’s relative size rank within the peer group

Note: As of year-end 2024
Source: FactSet
The HRCC reviews the peer group annually and last approved changes in 2022 effective for 2023. In 2024, following its annual review, the HRCC approved the following changes effective for 2025 compensation decision making:
•Removed: Fidelity National Information Services
•Added: S&P Global
While the HRCC relies on the peer group analysis to provide market data and relevant trend information, it does not consider the peer group analysis as a substitute for its collective business judgment.

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EXECUTIVE COMPENSATION
2025 compensation decisions
Base salary and annual incentive
In February 2025, following the HRCC’s typical annual review of executive pay levels relative to market data provided by its independent compensation consultant, the HRCC approved an increase to base salaries, effective March 1, 2025, for Messrs. Miebach, Mehra, Vosburg and Murphy and Ms. Seshadri to $1,400,000, $825,000, $800,000, $750,000 and $700,000, respectively. The 2025 annual incentive award opportunity (as a percentage of base salary) under the SEAICP was increased for Mr. Miebach to 250%.
Long-term incentive plan
On March 1, 2025, the HRCC granted the following aggregate dollar amounts of PSUs, stock options and RSUs under our LTIP to each NEO:

Name	PSUs	Options	RSUs	Total
Michael Miebach	$14,850,000	$4,950,000	$4,950,000	$24,750,000
Sachin Mehra	$6,000,000	$2,000,000	$2,000,000	$10,000,000
Craig Vosburg	$5,550,000	$1,850,000	$1,850,000	$9,250,000
Timothy Murphy	$4,620,000	$1,540,000	$1,540,000	$7,700,000
Raj Seshadri	$3,420,000	$1,140,000	$1,140,000	$5,700,000
PSUs represent 60% of the annual LTI value. The number of PSUs awarded was converted from the dollar amounts shown above using the closing stock price on the last trading day prior to the date of grant, which was $576.31.
Stock options represent 20% of the annual LTI value. Stock option awards have an exercise price of $576.31 per share, the closing stock price on the last trading day prior to the date of grant, and will vest in three equal annual installments beginning March 1, 2026. The number of stock options awarded was converted from the dollar amounts shown above using a fair value of $192.87.
RSUs represent 20% of the annual LTI value. The number of RSUs granted was determined using a stock price of $570.76, which represents the closing stock price on the last trading day prior to the date of grant, discounted by the expected dividend yield over the vesting period. Awards vest in three equal annual installments beginning March 1, 2026.

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EXECUTIVE COMPENSATION
Changes to incentive compensation programs beginning in 2025
We regularly assess our compensation programs to ensure they align with our philosophy to pay competitively, pay for performance and incentivize the creation of long-term, sustainable value for our stockholders. Our review of the incentive plan practices found that our program is well-aligned with market and best practice, with opportunities to refine our plan to achieve stronger pay-for-performance and shareholder alignment.
Performance Stock Unit Plan Changes in 2025
A comparison of the current and 2025 program is shown below.

Plan component	Previous design	New design
Financial metrics	No change: Net Revenue & Earnings Per Share Growth
Financial score range	0-150%	0-200%
Performance period	No change: 3-year with annual financial targets set on the grant date, aligned to external guidance
Total shareholder return (TSR Modifier) target	50th percentile (100% modifier)	55th percentile (100% modifier)
Negative TSR Modifier Cap	No cap	TSR Modifier capped at 100% if TSR is negative
Maximum payout	No Change: 200%
Annual Incentive Compensation Program Changes in 2025
As stated on pg 71, in 2025, the environmental, social and governance modifier will no longer be included in our annual incentive compensation plans. This change reflects the significant progress that has been made since 2021 in the areas of greenhouse gas emissions, financial inclusion and gender pay parity, which previously comprised the modifier. Priorities that are critical to Mastercard’s long-term success will continue to be evaluated as part of the company’s overall strategic performance.

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EXECUTIVE COMPENSATION
Additional compensation program features and policies
Stock ownership requirement and guideline
We believe meaningful equity ownership by our senior executives strengthens the alignment between the long-term interests of our senior executives and stockholders. In order to achieve this, the HRCC requires that Management Committee members (which include all NEOs) attain the following levels of ownership of shares of the company’s common stock:

Role	Requirement (as multiple of base salary)
What counts toward stock ownership requirement
• Mastercard shares owned personally and beneficially
• Earned PSUs subject to the post-vest holding period
What does not count toward stock ownership requirement
• Stock options
• Unvested RSUs and PSUs

Michael Miebach	6x
Sachin Mehra	4x
Craig Vosburg	4x
Timothy Murphy	4x
Raj Seshadri	4x
Remaining Executive Leadership Team members	4x
Remaining Management Committee members	2x

Executives subject to an ownership requirement must retain at least 50% of the net shares received from each RSU and PSU vesting event until they are in compliance with their ownership requirement. Compliance with ownership requirements and guidelines is reviewed by the HRCC annually. All NEOs have reached their ownership requirement.
In addition to the ownership requirements described above, an ownership guideline of one times base salary is in place for approximately 175 executives who are given five years from the time they are promoted or hired to comply with their guideline.
If the HRCC determines that an executive is not in compliance with his or her requirement or guideline, it may direct a larger percentage of the executive’s future compensation into equity-based compensation.
Stock grant practices
The HRCC has adopted a policy with respect to equity awards that contains procedures to prevent stock option backdating or other timing issues. Under the policy, the HRCC has exclusive authority to grant equity awards to our executive officers. The policy provides that the HRCC will approve annual equity grants to employees at a meeting prior to March 1 of each year, with the dollar amount for such awards to be set at such meeting and grants to be made effective as of and with an exercise price reflecting the closing price of our Class A common stock on the NYSE on March 1 of each year. If March 1 falls on a weekend, the exercise price for any stock options granted will be the closing price of the stock on the last trading day prior to March 1. Grants of equity awards to new or newly promoted employees or for other special events may be made at other times in the year. These off-cycle grants are issued using an exercise price that reflects the closing price of our Class A common stock on the effective date of the grant. The HRCC does not take material nonpublic information into account when determining the timing and terms of stock options or other equity awards, and the company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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Clawbacks
In the event of an accounting restatement of materially inaccurate financial results, the SEAICP and LTIP, as well as the PSU grant agreements, include clawback provisions under which the company may recover performance-based compensation in excess of the amounts that would have been paid or earned based on the restated financial results. The PSU clawback is designed to recoup the shares awarded or, in the event the shares have been sold or transferred, the proceeds from that sale or transfer.
In accordance with the requirements of the NYSE listing standards, we have adopted the Mastercard Incorporated Executive Officer Incentive Compensation Recovery Policy, which, in the event of an accounting restatement, provides for the mandatory recovery of both cash- and equity-based incentive compensation paid or earned based on the achievement of financial performance measures in excess of the amounts that would have been paid or earned based on the restated financial results. A full copy of the Mastercard Incorporated Executive Officer Incentive Compensation Recovery Policy is attached as an exhibit to our 2024 Form 10-K.
In addition, the SEAICP and both time and performance-based equity award agreements include a provision allowing the company to recover compensation in cases where detrimental behavior causes material reputational or other harm to the company. These misconduct-based recoupment provisions were enhanced in 2023 and 2024, respectively, to allow for recovery of compensation where an employee has engaged in conduct that constitutes "cause" under the LTIP and in certain other circumstances.
Our NEOs’ participation in the LTIP is conditioned upon signing a non-solicitation, non-competition and non-disclosure agreement with Mastercard. The non-competition covenant is effective for 12 months, and the non-solicitation covenant is effective for 24 months after termination from Mastercard. The agreement also contains a provision for the recovery by Mastercard, in the event of a violation of the non-solicitation, non-competition or non-disclosure covenants, of gains realized from stock options exercised during the two-year period prior to the date of the violation and the value of any stock awards other than stock options that vested in the two-year period prior to the violation or, to the extent no such stock award vested during that period, the gross amount of annual incentive payouts under the SEAICP.
Risk assessment
Each year, the HRCC reviews and assesses Mastercard’s compensation policies and practices for all employees, including our NEOs. Throughout the year, when establishing compensation program elements, making awards and determining final payouts for incentive compensation, the HRCC considers the relationship of Mastercard’s risk oversight practices to employee compensation. The HRCC believes that Mastercard’s compensation program and policies do not create or encourage risk-taking that is reasonably likely to have a material adverse effect on Mastercard.
Severance agreements
All NEOs are covered by our standard severance and change in control plans for key executives.
When making compensation decisions for the NEOs, the HRCC generally does not specifically consider the potential payments that may be made in the future to the NEOs in the event of termination of employment or in connection with a change in control. The severance plans govern the obligations of the parties following a termination of employment (either in connection with, or independent of, a change in control of Mastercard). In addition, Mastercard believes that severance payments provide an appropriate incentive for executives to comply with certain non-competition, non-solicitation and non-disclosure restrictions following a termination of employment. Moreover, the benefits provided to the NEOs in the event of termination of employment in connection with a change in control of Mastercard are designed to allow the executives to assess takeover bids objectively and to maintain their sole focus on keeping the interests of stockholders the top priority. You can find further discussion of these severance arrangements in the “Potential payments upon termination or change in control” section that follows this CD&A.

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Compensation Committee report
The HRCC has reviewed and discussed the CD&A with management, and, based on such review and discussions, the HRCC recommended to the Board that the CD&A be included in this Proxy Statement, which has been incorporated by reference to Mastercard’s 2024 Form 10-K.
Human Resources and Compensation Committee
Richard K. Davis, Chairperson
Julius Genachowski
Oki Matsumoto
Youngme Moon
Harit Talwar
Lance Uggla

(April 2025)

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Summary Compensation Table
The following table summarizes the total compensation of our NEOs for fiscal years 2024, 2023 and 2022:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)[1]	(f)[2]	(g)[3]	(h)	(i)[4]	(j)
Michael Miebach President and Chief Executive Officer	2024	1,250,000	—	19,457,823	4,650,163	4,548,600	—	192,896	30,099,482
	2023	1,237,500	—	16,184,841	3,950,064	4,060,000	—	314,093	25,746,498
	2022	1,145,833	—	11,744,540	2,995,002	4,967,900	—	205,268	21,058,543
Sachin Mehra Chief Financial Officer	2024	800,000	—	8,207,218	1,940,024	2,039,688	—	113,933	13,100,863
	2023	791,667	—	6,539,909	1,700,066	1,785,240	—	80,963	10,897,845
	2022	733,333	—	5,196,223	1,325,008	2,179,408	—	74,987	9,508,959
Craig Vosburg Chief Services Officer	2024	768,182	—	7,331,139	1,760,143	1,475,005	—	80,038	11,414,507
	2023	741,667	—	5,001,027	1,300,094	1,343,063	—	77,265	8,463,116
	2022	691,667	—	4,098,046	1,045,039	1,506,751	—	70,736	7,412,239
Timothy Murphy Chief Administrative Officer	2024	725,000	—	6,067,652	1,450,161	1,486,150	—	75,545	9,804,508
	2023	716,667	—	4,616,310	1,200,040	1,398,163	—	74,660	8,005,840
	2022	670,833	—	3,764,650	960,031	1,513,476	—	68,608	6,977,598
Raj Seshadri Chief Commercial Payments Officer	2024	670,833	—	4,845,948	1,150,144	1,211,963	—	49,038	7,927,926
1Represents the aggregate grant date fair value of stock awards made to each NEO computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures. Each amount represents (1) the aggregate fair value of RSU awards and (2) the aggregate grant date fair value reported for stock awards made with performance conditions based on target performance, which was the probable outcome of the performance conditions as of the grant date (assuming maximum performance levels were to be achieved with respect to awards with performance conditions, the value of the stock awards made with performance conditions granted to each of the NEOs as of the grant date for 2024 would be as follows: Mr. Miebach—$27,900,014; Mr. Mehra —$11,640,258; Mr. Vosburg—$10,561,460; Mr. Murphy—$8,700,404; Ms. Seshadri—$6,900,726). Further details with respect to these awards are included in Note 18 (Share-Based Payments) in our 2024 Form 10-K.
2Represents the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures made to each NEO. Further details with respect to these awards are included in Note 18 (Share-Based Payments) in our 2024 Form 10-K.
3Amount represents performance-based incentive compensation paid in February of the next fiscal year but earned by the NEOs in the year indicated pursuant to the SEAICP.
4See the All Other Compensation in 2024 table following this Summary Compensation Table for information with respect to this amount for 2024.

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All other compensation in 2024
The following table sets forth certain information with respect to the “All other compensation” column of the Summary Compensation Table for 2024 for the NEOs:

Name	Perquisites & other personal benefits ($)	Company contributions to defined contribution plans ($)	Insurance premiums ($)	Total ($)
(a)	(b)[1]	(c)[2]	(d)[3]
Michael Miebach	$62,645	$125,001	$5,250	$192,896
Sachin Mehra	$32,108	$80,001	$1,824	$113,933
Craig Vosburg	—	$76,818	$3,220	$80,038
Timothy Murphy	—	$72,500	$3,045	$75,545
Raj Seshadri	—	$46,229	$2,809	$49,038
1Represents (1) the aggregate incremental cost to Mastercard for personal use of a leased corporate aircraft of $48,259 for Mr. Miebach and $32,108 for Mr. Mehra, which is based on the variable costs to Mastercard for operating the aircraft and includes fuel costs, hourly flight charges and associated taxes (less reimbursements to Mastercard by Mr. Miebach and Mr. Mehra for their respective personal travel on the corporate aircraft); and (2) the aggregate incremental cost to Mastercard of $14,386 with respect to personal use of a company-leased car by Mr. Miebach, which is based on the allocation between personal and business use (based on mileage), for the cost of lease payments, insurance premiums and other expenses in 2024.
2For Messrs. Miebach, Mehra, Vosburg and Murphy and Ms. Seshadri, amounts represent (1) matching contributions under the Savings Plan (Mr. Miebach—$34,501; Mr. Mehra—$34,501; Mr. Vosburg—$34,500; Mr. Murphy—$34,500; Ms. Seshadri—$13,646); and (2) Mastercard contributions to the Restoration Program (Mr. Miebach—$90,500; Mr. Mehra—$45,500; Mr. Vosburg—$42,318; Mr. Murphy—$38,000; Ms. Seshadri—$32,583).
3Amounts represent 2024 premiums paid by Mastercard for executive life insurance coverage.

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Grants of plan-based awards in 2024
The following table sets forth certain information with respect to awards granted during the year ended December 31, 2024 to each of our NEOs:

Name	Grant date	Date of action[1]	Estimated possible payouts under non-equity incentive plan awards[2]			Estimated future payouts under equity incentive plan awards[3]			All other stock awards: number of shares of stock or units (#)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)[4]	(j)[5]	(k)	(l)[6]
Michael Miebach	3/1/2024	2/6/2024								28,241	$476.63	$4,650,163
	3/1/2024	2/6/2024				14,634	29,268	58,536				$15,020,923
	3/1/2024	2/6/2024							9,855			$4,650,180
			$1,250,000	$2,500,000	$6,250,000
Sachin Mehra	3/1/2024	2/6/2024								11,782	$476.63	$1,940,024
	3/1/2024	2/6/2024				6,056	12,111	24,222				$6,266,929
	3/1/2024	2/6/2024							4,112			$1,940,288
			$600,000	$1,200,000	$3,000,000
Craig Vosburg[7]	3/1/2024	2/6/2024								8,989	$476.63	$1,480,129
	4/9/2024	2/27/2024								1,758	$472.16	$280,014
	3/1/2024	2/6/2024				4,658	9,316	18,632				$4,781,158
	4/9/2024	2/27/2024				890	1,780	3,560				$877,415
	3/1/2024	2/6/2024							3,137			$1,480,225
	4/9/2024	2/27/2024							600			$280,446
			$513,438	$1,026,876	$2,567,190
Timothy Murphy	3/1/2024	2/6/2024								8,807	$476.63	$1,450,161
	3/1/2024	2/6/2024				4,564	9,127	18,254				$4,684,159
	3/1/2024	2/6/2024							3,037			$1,450,026
			$453,125	$906,250	$2,265,625
Raj Seshadri	3/1/2024	2/6/2024								5,770	$476.63	$950,088
	4/9/2024	2/27/2024								1,256	$472.16	$200,056
	3/1/2024	2/6/2024				2,990	5,980	11,960				$3,069,056
	4/9/2024	2/27/2024				636	1,271	2,542				$626,514
	3/1/2024	2/6/2024							2,014			$950,326
	4/9/2024	2/27/2024							428			$200,051
			$421,875	$843,750	$2,109,375
1On February 6, 2024, the HRCC approved grants of stock options, PSUs and RSUs under the LTIP to the specified NEOs that were granted on March 1, 2024. On February 27, 2024, the HRCC approved additional grants of stock options, PSUs and RSUs under the LTIP to Mr. Vosburg in connection with his appointment to Chief Services Officer, as discussed in the CD&A, and to Ms. Seshadri in connection with her appointment to Chief Commercial Payments Officer, that were each granted on April 9, 2024 The grants of stock options were made in accordance with Mastercard’s policy for grants of stock options. For additional details, see “Stock grant practices” in the CD&A that precedes these tables.
2On February 6, 2024, the HRCC established threshold, target and maximum payouts under our SEAICP for 2024 for all NEOs. Actual payout amounts under the SEAICP for 2024 are included in the “Non-equity incentive plan compensation” column of the Summary Compensation Table. For more information, see the “2024 annual incentive” section in the CD&A starting on pg 69.

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3For all NEOs other than Mr. Vosburg and Ms. Seshadri, represents an award of PSUs granted on March 1, 2024. For Mr. Vosburg and Ms. Seshadri, represents an award of PSUs granted on March 1, 2024 and April 9, 2024. All PSUs vest in full, if at all, on March 1, 2027. The actual number of shares of Class A common stock to be issued with respect to the PSU awards will be determined based on Mastercard’s performance over the three-year period ending December 31, 2026.
4For all NEOs other than Mr. Vosburg and Ms. Seshadri, represents an award of RSUs granted on March 1, 2024 that vest 33.33% per year on each of March 1, 2025, 2026 and 2027. For Mr. Vosburg and Ms. Seshadri, represents an award of RSUs granted on March 1, 2024 and April 9, 2024 that vest 33.33% per year on each of March 1, 2025, 2026 and 2027.
5Represents a grant of stock options having a 10-year term and vesting in 33.33% increments on each of March 1, 2025, 2026 and 2027.
6Represents, as applicable, the grant date fair value or the fair value as of the service inception date, in each case, as computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures (further details with respect to these awards and assumptions used in their calculation are included in Note 18 (Share-Based Payments) in our 2024 Form 10-K. PSUs are reflected based on the aggregate grant date fair value based on target performance, which was the probable outcome of the performance conditions as of the grant date).
7Mr. Vosburg’s 2024 bonus target reflects a proration in connection with a target bonus increase to 135% in April 2024.

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Outstanding equity awards at 2024 fiscal year end
The following table sets forth certain information with respect to all outstanding option awards and stock awards held by each of our NEOs on December 31, 2024:

	Option awards						Stock awards
Name	Stock option grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
(a)		(b)	(c)	(d)	(e)	(f)	(g)[1]	(h)[2]	(i)[3]	(j)[4]
Michael Miebach							59,377	$31,266,147	125,580	$66,126,661
	3/1/2018[5]	29,952	—	—	$173.49	3/1/2028
	3/1/2019[6]	26,400	—	—	$227.25	3/1/2029
	3/1/2020[7]	11,748	—	—	$290.25	3/1/2030
	3/1/2021[8]	18,810	6,272	—	$362.90	3/1/2031
	3/1/2022[9]	22,971	11,486	—	$344.48	3/1/2032
	3/1/2023[10]	10,685	21,372	—	$353.50	3/1/2033
	3/1/2024[11]	—	28,241	—	$476.63	3/1/2034
Sachin Mehra							26,064	$13,724,520	53,278	$28,054,596
	4/1/2019[6]	17,816	—	—	$239.05	4/1/2029
	3/1/2020[7]	13,013	—	—	$290.25	3/1/2030
	3/1/2021[8]	7,524	2,509	—	$362.90	3/1/2031
	3/1/2022[9]	10,162	5,082	—	$344.48	3/1/2032
	3/1/2023[10]	4,599	9,198	—	$353.50	3/1/2033
	3/1/2024[11]	—	11,782	—	$476.63	3/1/2034
Craig Vosburg							20,873	$10,991,096	44,258	$23,304,935
	3/1/2018[5]	33,008	—	—	$173.49	3/1/2028
	3/1/2019[6]	28,284	—	—	$227.25	3/1/2029
	3/1/2020[7]	11,748	—	—	$290.25	3/1/2030
	3/1/2021[8]	6,951	2,319	—	$362.90	3/1/2031
	3/1/2022[9]	8,015	4,008	—	$344.48	3/1/2032
	3/1/2023[10]	3,517	7,034	—	$353.50	3/1/2033
	3/1/2024[11]	—	8,989	—	$476.63	3/1/2034
	4/9/2024[11]	—	1,758	—	$472.16	4/9/2034

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Outstanding equity awards at 2024 fiscal year end
The following table sets forth certain information with respect to all outstanding option awards and stock awards held by each of our NEOs on December 31, 2024:

	Option awards						Stock awards
Name	Stock option grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
(a)		(b)	(c)	(d)	(e)	(f)	(g)[1]	(h)[2]	(i)[3]	(j)[4]
Timothy Murphy							18,800	$9,899,516	38,622	$20,337,187
	3/1/2020[7]	11,567	—	—	$290.25	3/1/2030
	3/1/2021[8]	5,724	1,910	—	$362.90	3/1/2031
	3/1/2022[9]	7,363	3,682	—	$344.48	3/1/2032
	3/1/2023[10]	3,246	6,493	—	$353.50	3/1/2033
	3/1/2024[11]	—	8,807	—	$476.63	3/1/2034
Raj Seshadri							11,011	$5,798,062	28,082	$14,787,139
	3/1/2020[7]	3,977	—	—	$290.25	3/1/2030
	3/1/2021[8]	2,616	874	—	$362.90	3/1/2031
	3/1/2022[9]	3,835	1,918	—	$344.48	3/1/2032
	3/1/2023[10]	2,164	4,329	—	$353.50	3/1/2033
	3/1/2024[11]	—	5,770	—	$476.63	3/1/2034
	4/9/2024[11]	—	1,256	—	$472.16	4/9/2034
1Represents the number of PSUs granted on March 1, 2022, which vested on March 1, 2025 with a payout of 145.3% as noted in the CD&A on pg 75, and the number of unvested RSUs, which includes 25% of RSUs granted on March 1, 2021, 33.33% of RSUs granted on March 1, 2022, 66.66% of RSUs granted on March 1, 2023 and 100% of RSUs granted on March 1, 2024. Additionally, for Mr. Vosburg and Ms. Seshadri, also includes 100% of RSUs granted on April 9, 2024.
2Represents the value of PSUs granted on March 1, 2022, which vested on March 1, 2025 with a payout of 145.3% as noted in the CD&A on pg 75, and the value of unvested RSUs, which includes 25% of RSUs granted on March 1, 2021, 33.33% of RSUs granted on March 1, 2022, 66.66% of RSUs granted on March 1, 2023 and 100% of RSUs granted on March 1, 2024. Additionally, for Mr. Vosburg and Ms. Seshadri, also includes the value of 100% of RSUs granted on April 9, 2024. Value is based on the per share price of $526.57 (the closing market price of Class A common stock on the NYSE on the last trading day of 2024).
3Represents the number of PSUs granted on March 1, 2023, March 1, 2024 and, for Mr. Vosburg and Ms. Seshadri, April 9, 2024, assuming a maximum payout. The actual number of shares of Class A common stock to be issued and actual payout value of unearned shares, with respect to the PSUs granted on March 1, 2023, will be determined based on the three-year performance period ending December 31, 2025 and with respect to the PSUs granted on March 1, 2024 and April 9, 2024, will be determined based on the three-year performance period ending December 31, 2026.
4Value is based on the per share price of $526.57 (the closing market price of Class A common stock on the NYSE on the last trading day of 2024).
5Represents stock options granted during 2018 and vested in 25% increments on March 1 of each of 2019, 2020, 2021 and 2022.
6Represents stock options granted during 2019 and vested in 25% increments on March 1 of each of 2020, 2021, 2022 and 2023.
7Represents stock options granted during 2020 and vested in 25% increments on March 1 of each of 2021, 2022, 2023 and 2024.
8Represents stock options granted during 2021 and vest in 25% increments on March 1 of each of 2022, 2023, 2024 and 2025.
9Represents stock options granted during 2022 and vest in 33.33% increments on March 1 of each of 2023, 2024 and 2025.
10Represents stock options granted during 2023 and vest in 33.33% increments on March 1 of each of 2024, 2025 and 2026.
11Represents stock options granted during 2024 and vest in 33.33% increments on March 1 of each of 2025, 2026 and 2027.

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Option exercises and stock vested in 2024
The following table sets forth certain information with respect to stock awards that vested for, and stock options that were exercised by, each of our NEOs during the year ended December 31, 2024:

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)[1]	Number of shares acquired on vesting (#)[2]	Value realized on vesting ($)[3]
(a)	(b)	(c)	(d)	(e)
Michael Miebach	23,552	$8,514,586	41,552	$19,775,268
Sachin Mehra	17,216	$5,261,475	17,083	$8,126,383
Craig Vosburg	54,168	$18,232,651	15,522	$7,387,531
Timothy Murphy	—	$—	13,081	$6,225,433
Raj Seshadri	20,764	$5,098,017	6,153	$2,926,982
1The value realized on exercise is calculated as the number of shares acquired upon exercise, multiplied by the difference between the per share market value at the time of exercise less the option exercise price paid for the shares of Class A common stock.
2Value represents the number of PSUs and RSUs that vested during 2024.
3Value realized on vesting based on the average of the high and low market price per share of Class A common stock on the NYSE on the respective vesting date. This amount includes PSU awards that are subject to a post-vesting holding period, during which settlement of the PSUs is deferred for one year under the terms of the award agreements. The value of the PSUs deferred on behalf of each NEO is as follows: $15,331,335 for Mr. Miebach, $6,132,724 for Mr. Mehra, $5,666,063 for Mr. Vosburg, $4,666,141 for Mr. Murphy and $2,133,515 for Ms. Seshadri, as further disclosed in the Nonqualified Deferred Compensation in 2024 Table.

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Nonqualified deferred compensation in 2024
The following table provides information on PSUs granted to the NEOs that are subject to a post-vesting holding period, during which settlement of the PSUs is deferred for one year under the terms of the PSUs. During such deferred settlement period, the PSUs accrue dividend equivalents, consisting of a cash amount equal to the number of the PSUs held by the NEO times any per share dividend payment made to holders of Mastercard’s Class A common stock.

Name	Executive contributions in last FY ($)[1]	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)[2]	Aggregate withdrawals/ distributions ($)[3]	Aggregate balance at last FYE ($)[4]
(a)	(b)	(c)	(d)	(e)	(f)
Michael Miebach	$15,331,335	$—	$1,866,561	$1,565,679	$17,034,638
Sachin Mehra	$6,132,724	$—	$752,578	$683,162	$6,814,067
Craig Vosburg	$5,666,063	$—	$759,754	$1,249,197	$6,295,559
Timothy Murphy	$4,666,141	$—	$647,667	$1,239,636	$5,184,547
Raj Seshadri	$2,133,515	$—	$258,817	$208,917	$2,370,547
1Amounts in this column represent the value of PSUs, which vested on March 1, 2024 but were subject to a post-vesting hold, whereby shares due on vesting were deferred for one year under the terms of the PSUs. For purposes of this disclosure, value is based on the average of the high and low market price per share of Class A common stock on the NYSE on the vesting date.
2Amounts in this column reflect the adjustment made to each NEO’s account during the 2024 fiscal year to reflect stock price performance and dividend equivalents.
3Amounts in this column reflect the aggregate value of the shares and dividend equivalents released to each NEO on March 1, 2024, the end of the one-year deferral period for the PSUs granted in 2020. For purposes of this disclosure, value is based on the average of the high and low market price per share of Class A common stock on the NYSE on the share delivery date.
4Amounts in this column represent the aggregate balance credited to each NEO as of December 31, 2024. For purposes of this disclosure, value of the PSUs is based on the closing market price per share of Class A common stock on the NYSE on December 31, 2024. The following portion of such amount was previously disclosed in the Summary Compensation Table included in our proxy statement for 2021 (if applicable): $16,970,825 for Mr. Miebach, $6,788,540 for Mr. Mehra, $6,271,975 for Mr. Vosburg, $5,165,125 for Mr. Murphy and $2,361,666 for Ms. Seshadri. The amounts disclosed in the Summary Compensation Table for 2021 reflected the grant date value of such PSUs rather than the closing market price as of December 31, 2024, which is disclosed here.
Potential payments upon termination or change in control
Employment agreements and arrangements
A description of each of our NEO’s employment arrangement, including potential events of termination and related payments, is shown on the following pages. See Potential payments tables (pgs 98-102) for specific amounts that would have been payable to each of our NEOs had a termination event occurred on December 31, 2024.
Compensation
Each NEO receives a base salary that is subject to adjustment based on an annual performance review by the HRCC. Additionally, each executive is eligible to participate in annual and/or long-term bonus or incentive plan(s) generally available to other executive officers, including the LTIP and SEAICP, as well as other applicable Mastercard employee compensation and benefit plans and programs.
Mandatory retirement
Each executive is required to retire on the last day of the calendar year in which he or she reaches the age of 65.

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Events of termination of employment and related payments
The following table sets forth termination events and related payments for each of our NEOs.

Termination event[1]		Components of termination payment

Death		•For all NEOs, target annual incentive bonus for year in which termination occurs (plus the annual incentive bonus earned for the previous year if not already paid)
Disability		•For all NEOs, target annual incentive bonus prorated for year of termination (plus the annual incentive bonus earned for the previous year if not already paid)
For Cause or Voluntary Resignation		•No additional payments
Without Cause or Resignation with Good Reason (not in connection with a change in control)	•Base salary earned but not paid through date of termination •Payment for all accrued but unused vacation time •Additional benefits, if any and as applicable, under Mastercard plans or programs
•Annual incentive bonus prorated for year of termination based upon Mastercard’s actual performance during the year in which termination occurs (subject to HRCC discretion) (plus the annual incentive bonus earned for the previous year if not already paid)
•Base salary continuation for 18 months (the severance period) following termination (extendable by an additional six months in exchange for extended restrictive covenants at Mastercard’s sole discretion) plus an amount equal to 1.5 times the annual incentive bonus paid to the executive for the year prior to termination, paid ratably over the severance period in accordance with Mastercard’s annual incentive bonus pay practices (or up to an amount equal to two times the bonus for the prior year, payable over 24 months at Mastercard’s discretion)
•Payment of the monthly COBRA medical coverage premium for the applicable period (or, if shorter, the severance period) or, if the executive is eligible, the full cost of the Mastercard Retiree Health Plan during the severance period with retiree contribution levels applying thereafter
•Reasonable outplacement services for the shorter of the severance period or the period of unemployment

Mandatory retirement or Retirement (as defined in the LTIP)		•Annual incentive bonus for year in which termination occurs, prorated (plus the annual incentive bonus earned for the previous year if not already paid) based upon Mastercard’s actual performance

1For certain defined terms used in this table, see “Definitions” on pg 98.

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”Double-trigger” change in control payments
If, within the six months preceding or two years following a change in control, an NEO terminates employment with Mastercard or its successor for Good Reason or is terminated without Cause, the NEO will be entitled to the following termination payments:

“Double-trigger” change in control severance payments
•Lump sum payments within 30 days following date of termination of all base salary earned but not paid
•Pro rata portion of the annual incentive bonus payable in year of termination and previous year if not already paid (in each case, based on actual performance)
•Base salary continuation for 24 months following termination (the severance period) but not beyond the employee’s mandatory retirement date
•Additional pay continuation following the date of termination equal to the average annual bonus received by the executive over the prior two years of employment, payable ratably over the severance period but not beyond the employee’s mandatory retirement date

•Payment of the monthly COBRA medical coverage premium for the applicable COBRA period (or, if shorter, the severance period) or, if the executive is eligible, the full cost of the Mastercard Retiree Health Plan during the severance period with retiree contribution levels applying thereafter

•Reasonable outplacement services for the shorter of the severance period or the period of unemployment
•Such additional benefits, if any, that the executive would be entitled to under applicable Mastercard plans and programs (other than severance payments)
Release of claims
Each NEO is required to enter into a separation agreement and release of claims against Mastercard in order to receive severance payment.
Additional terms
Restrictive covenants
All of the executives are subject to Mastercard’s standard restrictive covenants for executive employees, including non-disclosure, non-competition and non-solicitation obligations.
In addition, each executive has signed a separate non-compete agreement, including agreements in order to receive long-term incentive awards and specified severance and change in control payments as follows:

Executive	Long-term incentive awards	Severance plan payments	Change in control payments

All NEOs
•12-month non-compete
•24-month non-solicit
•In the event of a violation, repayment of specified gains from stock options exercised and repayment of vested equity awards from the two-year period preceding the violation
		•Non-compete and non-solicit for longer of 18 months or the length of the severance payments (agreement to be executed within 60 days following termination)	•Two-year non-compete and non-solicit

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Definitions
Cause
Defined as (a) willful failure of the executive to perform duties or responsibilities (other than due to disability); (b) engagement in serious misconduct that is injurious to Mastercard, including, but not limited to, damage to its reputation or standing in the industry; (c) conviction of, or entering into a plea of guilty or nolo contendere to, a crime that constitutes a felony or a crime that constitutes a misdemeanor involving moral turpitude; (d) the material breach of any written covenant or agreement with Mastercard not to disclose any information pertaining to Mastercard; (e) the breach of our Code of Conduct, the Supplemental Code of Ethics, any material provision of the employment agreement or any material provision of other specified Mastercard policies; or (f) unless otherwise determined by the HRCC, the knowledge of the executive or willful blindness to the following conduct on the part of any individual over whom the executive has supervisory authority: (i) actions involving serious misconduct that is injurious to Mastercard or (ii) a significant violation of the Code of Conduct, the Supplemental Code of Conduct or any material provision of other specified Mastercard policies.
Notice of termination for Cause must state the date of termination and identify the grounds upon which termination is based.
Good Reason
Defined as: (a) the assignment to a position for which the executive is not qualified or a materially lesser position than the position held; (b) a material reduction in annual base salary other than a 10% or less reduction, in the aggregate, over the term of employment; or (c) the relocation of the executive’s principal place of employment to a location more than 50 miles from his or her principal place of employment (excluding a relocation that does not increase the executive’s commute by more than 20 miles).
Change in control
Defined as the occurrence of any of the following events (other than by means of a public offering of Mastercard’s equity securities):
(a)    the acquisition by any person of beneficial ownership of more than 30% of the voting power of the then outstanding equity shares of Mastercard (the Outstanding Registrant Voting Securities), subject to specified exceptions;
(b)    a change in the composition of the Board that causes less than a majority of Mastercard’s directors then in office to be members of the Board, subject to specified exceptions;
(c)    consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of Mastercard’s assets or the purchase of assets or stock of another entity (a Business Combination), in each case, unless immediately following such Business Combination (1) all or substantially all of the persons who were the beneficial owners of the Outstanding Registrant Voting Securities immediately prior to such Business Combination will beneficially own more than 50% of the then outstanding voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Registrant Voting Securities, (2) no person will beneficially own more than a majority of the voting power of the then outstanding voting securities of such entity except to the extent that such ownership of Mastercard existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the entity resulting from such Business Combination will have been members of the incumbent Mastercard Board at the time of the initial agreement, or an action of Mastercard’s Board, providing such Business Combination; or
(d)    approval by Mastercard’s stockholders of a complete liquidation or dissolution of Mastercard
Retirement
Defined in the LTIP as voluntary termination of employment on or after the earliest of: (i) attaining age 65 while in service and completing two years of service, (ii) attaining age 60 while in service and completing five years of service, and/or (iii) attaining age 55 while in service and completing 10 years of service.
Potential payments tables
The following tables display the potential payments upon termination of employment, including in connection with a change in control of Mastercard, for each of the NEOs assuming the event took place on December 31, 2024. Following the tables are footnotes that provide additional information with respect to other potential payments and benefits.

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In the tables, the equity awards shown for the NEO represent the value of unvested RSUs, PSUs and stock options that would vest or continue to vest in the event of termination or change in control, as applicable, based on the $526.57 per share stock price of Class A common stock on the NYSE on December 31, 2024.
In the event of a change in control, outstanding awards continue to vest in accordance with the terms of the grant, but in the case of PSUs only to the extent the achievement of the relevant performance goals can continue to be measured subsequent to the change in control. To the extent achievement of the relevant performance goals can no longer be measured, the performance goals no longer apply, and the NEO’s unvested PSUs would vest, in accordance with the terms of such grants, on March 1, 2025, March 1, 2026 and March 1, 2027, conditioned upon the NEO’s continued employment with Mastercard, as of those dates, and would be paid at a target level of performance. In the event that within six months preceding or two years following a change in control, the NEO is terminated without Cause, all of the NEO’s then unvested stock options, RSUs and PSUs would vest immediately and in the case of PSUs would be payable at a target level of performance.
If an NEO (i) who is retirement-eligible (as defined in the LTIP) is terminated without Cause (other than in connection with a change in control) or voluntarily resigns, or (ii) has a qualifying termination due to disability (as defined in the LTIP or applicable award agreement), all unvested RSUs, PSUs and stock options would continue to vest according to the terms of the award. If an NEO who is not retirement-eligible is terminated without Cause (other than in connection with a change in control), all unvested stock options would be forfeited, and a portion of the unvested RSUs and PSUs would continue to vest according to the terms of the award.
In the event of the NEO’s death, all unvested RSUs, PSUs (at a target level of performance) and stock options held by the NEO would immediately become vested.

	Michael Miebach
Benefit	Death	Disability	For Cause	Voluntary[4]	Without Cause/ with Good Reason	Termination following change in control
Cash Severance[1]	$—	$—	$—	$—	$7,628,312	$10,913,844
Annual Incentive Award	$2,500,000	$2,500,000	$—	$—	$4,548,600	$4,548,600
Unvested Equity[2]
Restricted Stock Units	$11,309,670	$11,309,670	$—	$11,309,670	$11,309,670	$11,309,670
Unexercisable Options	$8,227,232	$8,227,232	$—	$8,227,232	$8,227,232	$8,227,232
Performance Stock Units	$46,797,856	$46,797,856	$—	$46,797,856	$46,797,856	$46,797,856
Total	$66,334,758	$66,334,758	$—	$66,334,758	$66,334,758	$66,334,758
Other Benefits[3]
Health and Welfare	$—	$—	$—	$—	$39,711	$39,711
Outplacement	$—	$—	$—	$—	$25,000	$25,000
Total	$—	$—	$—	$—	$64,711	$64,711
Total	$68,834,758	$68,834,758	$—	$66,334,758	$78,576,381	$81,861,913

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	Sachin Mehra
Benefit	Death	Disability	For Cause	Voluntary	Without Cause/ with Good Reason	Termination following change in control
Cash Severance[1]	$—	$—	$—	$—	$3,713,939	$5,268,236
Annual Incentive Award	$1,200,000	$1,200,000	$—	$—	$2,039,688	$2,039,688
Unvested Equity[2]
Restricted Stock Units	$4,894,995	$4,894,995	$—	$—	$2,171,575	$4,894,995
Unexercisable Options	$3,516,320	$3,516,320	$—	$—	$—	$3,516,320
Performance Stock Units	$20,103,916	$20,103,916	$—	$—	$12,185,883	$20,103,916
Total	$28,515,231	$28,515,231	$—	$—	$14,357,458	$28,515,231
Other Benefits[3]
Health and Welfare	$—	$—	$—	$—	$41,685	$41,685
Outplacement	$—	$—	$—	$—	$25,000	$25,000
Total	$—	$—	$—	$—	$66,685	$66,685
Total	$29,715,231	$29,715,231	$—	$—	$20,177,770	$35,889,840

	Craig Vosburg
Benefit	Death	Disability	For Cause	Voluntary[4]	Without Cause/ with Good Reason	Termination following change in control
Cash Severance[1]	$—	$—	$—	$—	$3,042,796	$4,165,449
Annual Incentive Award	$1,026,876	$1,026,876	$—	$—	$1,475,005	$1,475,005
Unvested Equity[2]
Restricted Stock Units	$4,027,734	$4,027,734	$—	$4,027,734	$4,027,734	$4,027,734
Unexercisable Options	$2,871,305	$2,871,305	$—	$2,871,305	$2,871,305	$2,871,305
Performance Stock Units	$16,444,781	$16,444,781	$—	$16,444,781	$16,444,781	$16,444,781
Total	$23,343,820	$23,343,820	$—	$23,343,820	$23,343,820	$23,343,820
Other Benefits[3]
Health and Welfare	$—	$—	$—	$—	$23,984	$23,984
Outplacement	$—	$—	$—	$—	$25,000	$25,000
Total	$—	$—	$—	$—	$48,984	$48,984
Total	$24,370,696	$24,370,696	$—	$23,343,820	$27,910,605	$29,033,259

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	Timothy Murphy
Benefit	Death	Disability	For Cause	Voluntary[4]	Without Cause/ with Good Reason	Termination following change in control
Cash Severance[1]	$—	$—	$—	$—	$3,050,122	$4,129,308
Annual Incentive Award	$906,250	$906,250	$—	$—	$1,486,150	$1,486,150
Unvested Equity[2]
Restricted Stock Units	$3,502,217	$3,502,217	$—	$3,502,217	$3,502,217	$3,502,217
Unexercisable Options	$2,546,630	$2,546,630	$—	$2,546,630	$2,546,630	$2,546,630
Performance Stock Units	$14,571,245	$14,571,245	$—	$14,571,245	$14,571,245	$14,571,245
Total	$20,620,092	$20,620,092	$—	$20,620,092	$20,620,092	$20,620,092
Other Benefits[3]
Health and Welfare	$—	$—	$—	$—	$36,305	$36,305
Outplacement	$—	$—	$—	$—	$25,000	$25,000
Total	$—	$—	$—	$—	$61,305	$61,305
Total	$21,526,342	$21,526,342	$—	$20,620,092	$25,217,669	$26,296,855

	Raj Seshadri
Benefit	Death	Disability	For Cause	Voluntary	Without Cause/ with Good Reason	Termination following change in control
Cash Severance[1]	$—	$—	$—	$—	$2,513,249	$3,513,938
Annual Incentive Award	$843,750	$843,750	$—	$—	$1,211,963	$1,211,963
Unvested Equity[2]
Restricted Stock Units	$2,465,927	$2,465,927	$—	$—	$1,003,116	$2,465,927
Unexercisable Options	$1,598,009	$1,598,009	$—	$—	$—	$1,598,009
Performance Stock Units	$9,686,782	$9,686,782	$—	$—	$5,402,608	$9,686,782
Total	$13,750,718	$13,750,718	$—	$—	$6,405,724	$13,750,718
Other Benefits[3]
Health and Welfare	$—	$—	$—	$—	$34,803	$34,803
Outplacement	$—	$—	$—	$—	$25,000	$25,000
Total	$—	$—	$—	$—	$59,803	$59,803
Total	$14,594,468	$14,594,468	$—	$—	$10,190,739	$18,536,422

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1The amount relating to severance payable other than in connection with a change in control reflects payment over an 18-month period and is equal to 1.5 times the sum of the executive’s 2024 base salary plus bonus paid for services in 2023 (although Mastercard has discretion to provide such cash severance for up to 24 months). The amounts payable in connection with a change in control would be paid over a 24-month period and is equal to two times the sum of the executive’s 2024 base salary and the average of bonus paid for services in 2022 and 2023. Cash severance reflects the present value of this calculation using a discount rate of 5.17%, equal to 120% of the semiannual applicable short-term federal rates for December 2024. Cash severance amounts payable in connection with a change in control reflect any applicable reduction needed to avoid the excise tax under Internal Revenue Code Section 280G, as required under Mastercard's Change in Control Severance Plan if that would give the executive officer a better after-tax result.
2For the PSUs in the “Change in control” column, the amount reflects a change in control of Mastercard in which the company thereafter is unable to assess its performance against the specified objectives. Accordingly, consistent with the terms of the PSU awards, the amounts represented in the “Death” and “Change in control” columns represent target levels of performance (with respect to awards granted in 2022, 2023 and 2024), as do the amounts in the “Disability” column. Further details with respect to these awards are included in Note 18 (Share-Based Payments) in our 2024 Form 10-K. The deferred PSUs are not included in the above Potential payments tables. The payment of deferred PSUs will be accelerated upon the NEO’s death or qualifying termination with six months preceding or two years following a change in control. The value of the deferred PSUs (including dividend equivalents) based on the closing market price per share of Class A common stock on the NYSE on the last trading day of 2024 is as follows: $17,034,638 for Mr. Miebach, $6,814,067 for Mr. Mehra, $6,295,559 for Mr. Vosburg, $5,184,547 for Mr. Murphy and $2,370,547 for Ms. Seshadri, as further disclosed in the 2024 Nonqualified Deferred Compensation Table.
3Includes continued health and welfare benefits; namely, health coverage, dental coverage, vision coverage, individual life insurance and individual disability insurance for 18 months following termination and outplacement assistance.
4Amount is included in the “Voluntary” column for Messrs. Miebach, Vosburg and Murphy because they have each satisfied the age and service requirements for retirement eligibility.

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Equity compensation plan information
The table below presents information as of December 31, 2024 for the LTIP and our Amended and Restated 2006 Non-Employee Director Equity Compensation Plan, both of which previously have been approved by stockholders. Mastercard does not have any equity compensation plans that have not been approved by stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights[1,2]	Weighted-average exercise price of outstanding options, warrants and rights[3]	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	4,800,556	$272.68	22,574,350
Equity compensation plans not approved by stockholders	—	—	—
Total	4,800,556		22,574,350
1The LTIP authorizes the issuance of stock options, stock appreciation rights, restricted stock, RSUs, PSUs and other stock-based awards, and our Amended and Restated 2006 Non-Employee Director Equity Compensation Plan authorizes the issuance of DSUs and other awards provided for by the LTIP, such as restricted stock. Of the total number of shares: (a) 2,064,248 shares may be issued pursuant to outstanding stock options; (b) 2,053,106 shares may be issued pursuant to outstanding RSUs; (c) 616,699 shares may be issued pursuant to outstanding PSUs (see footnote (2) below); and (d) 66,503 shares may be issued pursuant to outstanding DSUs.
2The number of shares to be issued pursuant to outstanding PSUs represents the aggregate number of PSUs granted in each of 2022, 2023 and 2024, corresponding to the number of shares of our Class A common stock. The PSUs are based on the expected performance over the three-year period ending December 31, 2024, 2025 and 2026, respectively, and will be based on actual performance levels up to a maximum of 200%.
3The weighted-average exercise price of outstanding options, warrants and rights excludes the RSUs, PSUs and DSUs.

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CEO pay ratio disclosure
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of SEC Regulation S-K, we are required to provide the ratio of the annual total compensation of our CEO, Mr. Miebach, to the median annual total compensation of all our employees except our CEO.
For 2024, the annual total compensation of our identified median employee (that is, the median employee across all employees of the company other than the CEO) was $120,501, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which includes base pay, incentive compensation, long-term incentive awards and matching pension contributions made by the company, as well as the change in pension value during 2024. Mr. Miebach’s annual total compensation for 2024 as reported in the Summary Compensation Table was $30,099,482. Accordingly, for 2024, the ratio of the compensation of our CEO to the compensation for our median employee was estimated to be 250 to 1.
Consistent with last year, we used the following methodology to identify the median employee:
•We collected employee data of all employees globally, whether employed on a full-time, part-time or temporary basis as of December 31, 2024
•We annualized the compensation of all new employees (other than temporary employees) who were hired by the company between January 1 and December 31, 2024 to reflect their estimated compensation over the entire year
•We applied an exchange rate as of December 31, 2024 to convert all international currencies into U.S. dollars
•We used total base pay and annual bonus target as of December 31, 2024 and actual long-term incentive award granted in 2024 as our consistently applied compensation measure
We believe our pay ratio presented above is a reasonable estimate. As SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, estimates and assumptions, our pay ratio may not be comparable with the pay ratios reported by other companies. Furthermore, the SEC has stated that it did not believe a purpose of the pay ratio rule was to facilitate comparisons among companies.

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Pay versus performance disclosure
The following table reports the compensation of our Principal Executive Officer (PEO) and the average compensation of the other NEOs as disclosed in the Summary Compensation Table for the past five fiscal years, as well as their “compensation actually paid,” as calculated pursuant to SEC rules, and certain performance measures required by the rules. The HRCC did not consider Compensation Actually Paid in its determination of PEO or other NEO compensation. Please refer to our CD&A on pgs 64-87 for a discussion of our executive compensation program objectives and the ways in which we align executive compensation pay with performance.

Year[1]	Summary Compensation Table Total for first PEO[2]	Compensation Actually Paid to first PEO	Summary Compensation Table Total for second PEO[2]	Compensation Actually Paid to second PEO	Average Summary Compensation Table Total for Non-PEO NEOs[2]	Average Compensation Actually Paid to Non-PEO NEOs	Year-End Value of $100 Investment Based On:[3]		GAAP Net Income ($ millions)	Company- Selected Measure
							Total Shareholder Return	S&P 500 Financials Total Shareholder Return		Adjusted Net Revenue ($ millions)[4]
2024	n/a	n/a	$30,099,482	$53,750,011	$10,561,951	$18,191,517	$181	$174	$12,874	$28,544
2023	n/a	n/a	$25,746,498	$47,120,269	$8,091,571	$15,629,985	$146	$133	$11,195	$25,054
2022	n/a	n/a	$21,058,543	$19,027,153	$7,689,150	$5,794,258	$118	$119	$9,930	$22,901
2021	n/a	n/a	$16,120,055	$10,224,761	$9,059,920	$905,219	$122	$133	$8,687	$18,961
2020	$27,774,448	$39,537,793	n/a	n/a	$7,444,659	$10,214,686	$120	$98	$6,411	$15,460
1The PEO and Non-PEO NEOs for the applicable years were as follows:
•2024: Mr. Miebach served as our PEO and Messrs. Mehra, Vosburg and Murphy and Ms. Seshadri served as the Non-PEO NEOs
•2023: Mr. Miebach served as our PEO and Messrs. Mehra, Vosburg, Murphy, McLaughlin and Froman served as the Non-PEO NEOs
•2022: Mr. Miebach served as our PEO and Messrs. Mehra, Vosburg, Froman and Murphy served as the Non-PEO NEOs
•2021: Mr. Miebach served as our PEO and Messrs. Mehra, Banga, Vosburg and Froman served as the Non-PEO NEOs
•2020: Mr. Banga served as our PEO and Messrs. Mehra, Miebach, Vosburg and Murphy served as the Non-PEO NEOs
2The 2024 Summary Compensation Table totals reported for the PEO and the average of the Non-PEO NEOs for each year were subject to the adjustments in the chart below per Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid.” In making such adjustments, equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant. See the Pay versus performance table in the 2024 and 2023 proxy statements for the adjustments made to determine “compensation actually paid” for prior years.
3Reflects year-end value of an initial investment of $100 made on December 31, 2019.
4Metrics shown differ from net revenue under GAAP because they exclude the impact of currency translational and transactional activity related to foreign exchange rates and the related impact of our foreign exchange derivatives designated as cash flow hedging instruments. The currency impact is calculated by remeasuring the current period’s results using the prior period’s exchange rates for both the translational and transactional activity.
n/a = not applicable

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EXECUTIVE COMPENSATION

Year and Position	Summary Compensation Table Total Compensation	Less Grant Date Fair Value of Equity Awards Reported in the Summary Compensation Table in the Covered Year	Plus Fair Value of Equity Awards Granted in the Covered Year and Unvested at Fiscal Year-End	Change in Fair Value of Prior Years’ Equity Awards Unvested at Fiscal Year-End	Plus Fair Value of Equity Awards Granted and Vested in the Covered Year	Change in Fair Value of Prior Years’ Equity Awards Vested in the Covered Year	Compensation Actually Paid
PEO
2024	$30,099,482	$(24,107,986)	$27,205,245	$16,995,785	$224,364	$3,333,121	$53,750,011
Non-PEO NEOs
2024	$10,561,951	$(8,188,107)	$9,264,196	$5,397,076	$40,703	$1,115,698	$18,191,517
Relationship between pay and performance
Below are graphs showing the relationship of “compensation actually paid” to our PEO and non-PEO NEOs in 2020, 2021, 2022, 2023 and 2024 to (1) TSR of both Mastercard and the S&P 500 Financials, (2) Mastercard’s GAAP Net Income and (3) Mastercard’s selected measure, Adjusted Net Revenue.
Compensation Actually Paid vs MA and S&P 500 Financials TSR
Compensation Actually Paid vs MA GAAP Net Income
Compensation Actually Paid vs MA Adjusted Net Revenue

Listed below are the financial measures that in our assessment represent the most important performance measures we use to link “compensation actually paid” for the last fiscal year to company performance:

•Adjusted EPS •Adjusted Net Income	•Adjusted Net Revenue •Relative Total Shareholder Return

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Audit
06

This section describes the factors we considered in making our recommendation that stockholders ratify our selection of PricewaterhouseCoopers as our independent registered public accounting firm for 2025.

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AUDIT

Proposal 3: Ratification of the appointment of independent registered public accounting firm for 2025	The Board unanimously recommends that stockholders vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Mastercard for 2025.
The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit Mastercard’s financial statements. The Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm to audit the financial statements of Mastercard Incorporated and its subsidiaries for the year ending December 31, 2025. PwC has served as our independent registered public accounting firm since 1989.
The Audit Committee conducted its annual evaluation of PwC, considering the factors described in the Audit Committee report below. Based on this evaluation, the committee believes that the continued retention of PwC to serve as our independent registered public accounting firm is in the best interests of Mastercard and our stockholders, and a resolution will be presented at the Annual Meeting to ratify PwC’s appointment. Although ratification is not required by applicable laws, our bylaws or otherwise, the Board is submitting the selection of PwC to our stockholders for ratification because we value your views on our independent registered public accounting firm. The Audit Committee intends to carefully consider the results of the vote. If the stockholders do not ratify the appointment of PwC, the committee will reconsider PwC’s selection. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of Mastercard and our stockholders.
A PwC representative is expected to be present at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.
Auditor’s services and fees
Audit Committee pre-approval of audit and non-audit services
The Audit Committee and Mastercard have adopted policies and procedures pertaining to the provision by Mastercard’s independent registered public accounting firm of any audit or non-audit services. The policies and procedures in place specifically require Audit Committee pre-approval of all audit and non-audit services. In addition, proposed services of the independent registered public accounting firm materially exceeding any pre-approved project scope, terms and conditions or cost levels require prior approval by the Audit Committee. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee Chairperson and to the committee at its next regular meeting. The Audit Committee may delegate power to its chairperson to pre-approve, in certain circumstances, any engagements or changes in engagements by the independent registered public accounting firm for audit or non-audit services. All fees paid to PwC in connection with 2024 engagements were pre-approved in accordance with Mastercard’s policies and procedures.
The Audit Committee and Mastercard also have adopted policies and procedures to help ensure the independence of our independent registered public accounting firm and periodically consider whether there should be a regular rotation of the firm. As part of this review process, PwC was evaluated utilizing guidance prescribed by the Center for Audit Quality.
Further, the Audit Committee assures the mandated rotation of the lead engagement partner in accordance with SEC rules and oversees the selection process. This process involves a meeting between the Audit Committee Chairperson and the candidate for the role, as well as discussions with the committee and management. Consistent with this process, we rotated our lead engagement partner in 2023.

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AUDIT
Audit fees and all other fees
Set forth below are the aggregate audit and non-audit fees billed to Mastercard by PwC for 2024 and 2023 (in thousands):

Type of fee	Description	2024	2023
Audit fees	For the annual integrated audit, the quarterly reviews of the consolidated financial statements and the statutory audits required for certain businesses, countries or jurisdictions in which we operate, as well as comfort letters, consents or services provided in connection with other statutory and regulatory filings	$12,822	$11,504
Audit-related fees	For assurance and audit-related services (not included in the audit fees set forth above) reasonably associated with the performance of the audit or review of our financial statements, primarily internal controls review of selected information systems	$3,272	$2,992
Tax fees	For tax compliance, tax advice and tax planning services	$312	$331
All other fees	All other fees for permitted services that do not fit into the above categories, primarily fees for compliance-related services and consulting services	$1,084	$292
Total		$17,490	$15,119
Audit Committee report
Mastercard’s Audit Committee operates under a written charter adopted by the Board. You can find the charter on our website at https://investor.mastercard.com/corporate-governance/board-committees/default.aspx.
The charter details the committee’s responsibilities and practices. It is reviewed and updated annually as appropriate to reflect the committee’s evolving role and to address regulatory changes, evolving oversight practices and investor feedback.
Primary responsibilities
The Audit Committee assists the Board in its oversight of:
•quality and integrity of Mastercard’s financial statements
•Mastercard’s financial and operational risk exposures and compliance with legal and regulatory requirements
•qualifications, performance and independence of the independent registered public accounting firm engaged to perform the integrated audit of the company
•risk assessment and risk management of the company, in coordination with the Risk Committee
•performance of Mastercard’s internal audit function
•quality of Mastercard’s internal controls
2024 actions
In 2024, the Audit Committee met 9 times and fulfilled its duties and responsibilities. Among other things, the committee performed the following:
Reporting
•Met regularly with management, the Chief Audit Executive and PwC to discuss the overall quality of Mastercard’s financial accounting and reporting
•Reviewed and discussed with management and PwC Mastercard’s financial statements, earnings releases, and quarterly and annual reports prior to furnishing to or filing with the SEC
•Reviewed with management, the Chief Audit Executive and PwC the results of internal and external audit examinations and approved internal and external audit plans, which were developed based on a risk-based methodology and evaluation

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AUDIT
Independent auditor
•Approved all audit, audit-related and non-audit fees and services consistent with Mastercard’s pre-approval policy
•Reviewed PwC’s qualifications, performance and independence and discussed PwC’s independence with it
•Discussed the re-appointment of PwC
Internal audit
•Reviewed the structure, objectives, resourcing and performance of Mastercard’s internal audit function, as well as the internal audit plan and the resulting findings and observations
Internal controls
•Met with the Chief Audit Executive and PwC, both with and without management present, to discuss their evaluations of Mastercard’s internal controls, including the company’s disclosure controls and procedures and internal controls over financial reporting, and reported to the Board on the status of those controls
Financial and operational risk, legal and regulatory compliance
•Regularly met with Mastercard’s Chief Financial Officer, Chief Administrative Officer, Chief Legal Officer or General Counsel, and Chief Audit Executive and with PwC to discuss financial management and reporting, legal and regulatory, accounting, audit and internal control matters
•Regularly met with the Chief Compliance Officer to discuss the effectiveness of Mastercard’s ethics and compliance system and regularly received related status reports
•Discussed the company’s major financial and operational risk exposures and the steps management has taken to monitor and manage such exposures
•In coordination with the Risk Committee, discussed the company’s guidelines and policies with respect to risk assessment and risk management
•Discussed risks relating to the financial statements and financial reporting and controls, including capital and liquidity; internal controls; legal and compliance risks; operational and technology risks; and third-party risks
Oversight and evaluation of independent registered public accounting firm
As noted above, the Audit Committee assists the Board in its oversight of PwC’s qualifications, performance and independence. The committee recognizes the importance of maintaining the firm’s independence, in both fact and appearance. As part of its process to determine and ensure PwC’s independence, the Audit Committee has received from PwC the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with PwC that firm’s independence from the company and management. These discussions included reviewing and considering with PwC whether the provision of non-audit services provided by it to Mastercard during 2024 was compatible with its independence. The Audit Committee concurred with PwC’s conclusion that PwC is independent from Mastercard and management.
The Audit Committee also is responsible for the appointment, compensation and retention of PwC, including an annual evaluation of PwC, periodic consideration of firm rotation and oversight of the selection of the firm’s lead engagement partner. As part of its responsibilities, the committee conducted its annual evaluation of PwC.
In deciding whether to re-engage PwC, the Audit Committee considered:
•PwC’s independence and integrity
•PwC’s competence and compliance with technical standards
•The business acumen, value-added benefit, continuity and consistency, and technical and core competency provided by the engagement team
•PwC’s capabilities and expertise to support the complexity of our global footprint, the breadth of our offerings and our industry
•The effectiveness of PwC’s processes, including its quality control, timeliness and responsiveness, and communication and interaction with management
•PwC’s efforts toward efficiency, including with respect to process improvements and fees
Based on this review, the Audit Committee has retained PwC and believes its continued retention is in the best interests of Mastercard and our stockholders.

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AUDIT
2024 audited financial statements and internal controls
Management is responsible for establishing effective internal controls over financial reporting and preparing Mastercard’s consolidated financial statements. PwC is responsible for:
•auditing and reporting on Mastercard’s consolidated financial statements in accordance with the standards of the PCAOB
•expressing an integrated opinion as to whether Mastercard’s financial statements conform in all material respects with Generally Accepted Accounting Principles (GAAP) and whether Mastercard’s internal controls over financial reporting are effective as of December 31, 2024, based on criteria established by the Committee of Sponsoring Organizations of the Treadway Commission (2013)
The Audit Committee monitors and oversees the processes by which management and PwC fulfill their responsibilities.
In this context, the Audit Committee, among other things, has met and held discussions with management and PwC to review and discuss Mastercard’s audited financial statements and management’s assessment of its internal control over financial reporting and PwC’s evaluation of such assessment; asked management and PwC questions relating to such matters; and discussed with PwC the matters required to be discussed by the applicable PCAOB standards and the SEC. These meetings and discussions included a review of the quality of the accounting principles the company utilized, the reasonableness of significant accounting estimates and judgments, and the clarity of disclosures in Mastercard’s consolidated financial statements. As part of these discussions, management represented to the Audit Committee that Mastercard’s consolidated financial statements were prepared in accordance with GAAP.
Based upon the Audit Committee’s discussions with management and PwC, the Audit Committee’s review of the representations of management and the report and required communications provided by PwC to the Audit Committee (including written disclosures required by the PCAOB concerning independence), the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Mastercard’s 2024 Form 10-K for filing with the SEC.
Audit Committee
Julius Genachowski, Chairperson
Candido Bracher
Merit E. Janow
Rima Qureshi
Gabrielle Sulzberger
Harit Talwar
(April 2025)

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Approval of amendments to the Certificate of Incorporation
07

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APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

Proposal 4: Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law
The Board unanimously recommends that stockholders vote FOR the approval and adoption of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law.

General
The Board has unanimously approved, adopted and declared advisable, and recommends that Mastercard’s stockholders approve, an amendment to the company’s Amended and Restated Certificate of Incorporation (Charter) to limit the liability of certain officers of the company to the fullest extent permitted by the General Corporation Law of the State of Delaware (DGCL) (Exculpation Amendment). The current exculpation protections available to our directors remain unchanged and are not affected by the proposed Exculpation Amendment.
Pursuant to and consistent with Section 102(b)(7) of the DGCL, our existing Charter limits the monetary liability of our directors to the fullest extent permitted by the DGCL; however, it does not provide for the exculpation of our officers. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability for breach of the fiduciary duty of care in certain circumstances.
The officers who would be covered by the Exculpation Amendment (Covered Officers) include any officer who, during the course of conduct alleged to be wrongful (i) is or was the company's president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) is or was identified in the company's public filings with the SEC as a named executive officer; or (iii) has, by written agreement with the company, consented to being identified as an officer for purposes of service of process in Delaware.
Effect of the proposed Exculpation Amendment
The proposed Exculpation Amendment would allow for the exculpation of our Covered Officers to the fullest extent permitted by the DGCL. Consistent with Section 102(b)(7) of the DGCL, the Exculpation Amendment would allow for the exculpation of Covered Officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate such officers’ monetary liability for breach of fiduciary duty claims brought by the company itself or for derivative claims brought by stockholders in the name of the company. Unless the DGCL is amended to permit further elimination of liability, the Exculpation Amendment would not limit the liability of Covered Officers for any breach of the duty of loyalty to the company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which a Covered Officer derived an improper personal benefit.
Reasons for adoption of the proposed Exculpation Amendment
The Board believes that the proposed Exculpation Amendment would better position the company to attract and retain talented officers as failing to adopt the Exculpation Amendment could impact the company’s recruitment and retention of exceptional officers who may conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of our company. The Exculpation Amendment would also more closely align the protections available to our officers with those already available to our directors.

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APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
In addition, adopting the Exculpation Amendment would enable officers to exercise their business judgment in furtherance of the interests of the company and the stockholders with less distraction posed by the risk of personal liability. The nature of the role of officers often requires them to make decisions on crucial matters. Frequently, officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Limiting our current and prospective officers’ concern about personal risk would empower officers to best exercise their business judgment in furtherance of stockholder interests and better position the company to retain our current officers and attract top officer candidates. The Board believes that enhancing our ability to retain and attract experienced officers is in the best interests of the company and its stockholders and that we should seek to assure such persons that exculpation under certain circumstances is available.
The full text of the Exculpation Amendment is set forth in its entirety in Appendix B with deletions indicated by strikeouts and additions indicated by underlining. We encourage stockholders to review the full text of the Exculpation Amendment. The general description of the Exculpation Amendment set forth herein is qualified in its entirety by reference to the full text of Appendix B.
In light of these considerations, and based on the recommendation of the NCG, the Board has approved, and recommends that our stockholders approve and adopt, the Exculpation Amendment.
Votes required for approval
For approval of the proposed Exculpation Amendment, this proposal 4 must receive the affirmative vote of a majority of the outstanding shares entitled to vote thereon. Abstentions and broker non-votes will have the effect of votes against this proposal.
If our stockholders approve the Exculpation Amendment, we will file with the Delaware Secretary of State a certificate of amendment that includes the amendments corresponding to the Exculpation Amendment, which will become effective upon filing. The Board retains the discretion to abandon, and not implement, the Exculpation Amendment at any time before it becomes effective even if it is approved by stockholders.
If the Exculpation Amendment is not approved by the stockholders, the current provisions of the Charter subject to the Exculpation Amendment will continue to remain in existence.
Stockholders are also asked to consider proposals 5 and 6, which relate to the Industry Director Amendment and the Miscellaneous Amendments, respectively. Proposals 4, 5 and 6 are independent of each other, and the approval of this proposal is not conditioned on the approval of any other proposal.

The Board unanimously recommends that stockholders vote FOR the approval and adoption of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law.

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APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

Proposal 5: Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to remove the Industry Director concept
The Board unanimously recommends that stockholders vote FOR the approval and adoption of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to remove the Industry Director concept.

General
The Board has unanimously approved, adopted and declared advisable, and recommends that Mastercard’s stockholders approve, an amendment to the Charter to eliminate all provisions pertaining to the concept of Industry Directors (Industry Director Amendment), which was a successor to a classification of Board members that was established around the time of our initial public offering (IPO). The Board believes this designation and its related requirements are no longer necessary.

An “Industry Director” is defined as a director who either currently or during the prior 18 months has an affiliation with (1) any entity (and any of its affiliates) that on or after May 30, 2006 was or becomes a Class A member or affiliate member of Mastercard International or a licensee of its or Mastercard’s brands (Member) or (2) with any operator, member or licensee of any general purpose payment card system (or any affiliates of any such entity) that competes with Mastercard (Similar Person).

As part of the IPO, we defined a category of directors as Class M Directors to limit the number of directors who had an affiliation with Mastercard licensees. Following the retirement of our Class M common stock in 2010, we replaced Class M Directors with Industry Directors in order to retain this limitation. In addition to requiring the Board to be composed of 64 percent of directors who are not affiliated with a Member or Similar Person, our governance documents also include the following limitations:
•No more than one Industry Director may serve on the NCG.
•At least two-thirds of the members of the Risk Committee, HRCC and Audit Committee must be directors who are not Industry Directors.
•Industry Directors are not permitted to participate in nominating or selecting directors of Mastercard or Mastercard Foundation.
•The total number of non-Industry Directors and non-management directors must be at least two greater than the aggregate number of Industry Directors and management directors.
Reasons for adoption of the proposed Industry Director Amendment
Since the creation and adoption of the Class M Directors in 2006 and the successor Industry Director concept in 2010, a number of developments have occurred that make this classification and its related requirements unnecessary. First, the Board believes that as the company continues to evolve, the original definition of Industry Director is overly broad in such a way that it could potentially capture individuals beyond the original focus and intent of the Industry Director concept. Second, the NCG is already well-positioned to effectively ensure the Board’s independence, which mitigates the need to retain the Industry Director concept in the Charter. In this regard, we intend to revise the NCG charter to reflect that the NCG will consider as part of its director candidate review process whether a candidate’s experience involves an issuing or acquiring customer of the company and the existing composition of the Board with individuals with similar experience. Third, removal of the Industry Director concept provides the Board with additional flexibility when determining the appropriate Board committee composition.

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APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
Effect of the proposed Industry Director Amendment
The proposed Industry Director Amendment would remove all references to the concept of an Industry Director within the Charter. Conforming changes have also been approved to our bylaws, contingent upon stockholder approval and adoption of the proposed Industry Director Amendment. In addition, we anticipate making conforming changes to both our Corporate Governance Guidelines and each of our Board Committee charters.
The full text of the Industry Director Amendment is set forth in its entirety in Appendix C with deletions indicated by strikeouts and additions indicated by underlining. We encourage stockholders to review the full text of the Industry Director Amendment. The general description of the Industry Director Amendment set forth herein is qualified in its entirety by reference to the full text of Appendix C.
In light of the aforementioned considerations, and based on the recommendation of the NCG, the Board has approved, and recommends that our stockholders approve and adopt, the Industry Director Amendment.
Votes required for approval
For approval of the proposed Industry Director Amendment, this proposal 5 must receive the affirmative vote of a majority of the outstanding shares entitled to vote thereon. Abstentions and broker non-votes will have the effect of votes against this proposal.
If our stockholders approve the Industry Director Amendment, we will file with the Delaware Secretary of State a certificate of amendment that includes the amendments corresponding to the Industry Director Amendment, which will become effective upon filing. The Board retains the discretion to abandon, and not implement, the Industry Director Amendment at any time before it becomes effective even if it is approved by stockholders.
If the Industry Director Amendment is not approved by the stockholders, the current provisions of the Charter subject to the Industry Director Amendment will continue to remain in existence.
Stockholders are also asked to consider proposals 4 and 6, which relate to the Exculpation Amendment and the Miscellaneous Amendments, respectively. Proposals 4, 5 and 6 are independent of each other, and the approval of this proposal is not conditioned on the approval of any other proposal.

The Board unanimously recommends that stockholders vote FOR the approval and adoption of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to remove the Industry Director concept.

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APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

Proposal 6: Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes
The Board unanimously recommends that stockholders vote FOR the approval and adoption of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes.

General
The Board has unanimously approved, adopted and declared advisable, and recommends that Mastercard’s stockholders approve, an amendment to the Charter to implement other miscellaneous changes (Miscellaneous Amendments). The Miscellaneous Amendments include:
1.Voting Standard to Change the Number of Authorized Shares: Amendments to Article IV of the Charter to clarify and confirm that certain recent amendments to the DGCL apply to the company. The amendments were effective in August 2023 and added a new Section 242(d) to the DGCL, which modified the voting standard for stockholders to approve certain types of charter amendments, such as charter amendments to effect certain stock splits and amendments to effect certain increases or decreases in the authorized number of shares of a class of stock.
2.Conversions: Amendments to Article IV of the Charter to clarify the scope of Section 4.3(F) related to the treatment of company common stock in the event of a consolidation, merger or combination to provide that it shall also apply to any statutory conversion, transfer, domestication or continuance.
3.Board’s Authority to Act in Its Sole and Absolute Discretion: Amendments to Article IV of the Charter to remove certain provisions providing the Board with the authority to act in its sole and absolute discretion as such provisions are not required to permit the Board to act. These amendments are proposed in light of recent Delaware law developments.
4.Staggered Board: Amendments to Article VI of the Charter to remove certain inoperative staggered board provisions addressing director elections, terms and removal, which are no longer applicable as the Board is elected annually.
5.Dividends and Distributions: Section 4.3(B) of Article IV of the Charter, which provides for equal treatment in the payment of dividends on our Class A common stock and Class B common stock, has been modified to clarify that if dividends are declared with respect to the Class A common stock in the form of rights, options or warrants to acquire Class A common stock, then the same dividend must be declared on the Class B common stock in the form of rights, options or warrants to acquire Class B common stock and that if dividends are declared with respect to the Class B common stock in the form of rights, options or warrants to acquire Class B common stock, then the same dividend must be declared on the Class A common stock in the form of rights, options or warrants to acquire Class A common stock.
6.Other Miscellaneous Changes: Amendments to Article IV of the Charter to make certain revisions to the Charter that are principally technical, conforming, modernizing and clarifying changes. These minor improvements and updates do not have a substantive impact on the rights of stockholders.

The full text of the Miscellaneous Amendments is set forth in its entirety in Appendix D with deletions indicated by strikeouts and additions indicated by underlining. We encourage stockholders to review the full text of the Miscellaneous Amendments. The general description of the Miscellaneous Amendments set forth herein is qualified in its entirety by reference to the full text of Appendix D.

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APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
Reasons for adoption of the proposed Miscellaneous Amendments
The Board believes that the adoption of the proposed Miscellaneous Amendments is in the best interests of the company and its stockholders to update, clarify and modernize the Charter and to remove inoperative provisions.
Based on the recommendation of the NCG, the Board has approved, and recommends that our stockholders approve and adopt, the Miscellaneous Amendments.
Votes required for approval
For approval of the proposed Miscellaneous Amendments, this proposal 6 must receive the affirmative vote of a majority of the outstanding shares entitled to vote thereon. Abstentions and broker non-votes will have the effect of votes against this proposal.
If our stockholders approve the Miscellaneous Amendment, we will file with the Delaware Secretary of State a certificate of amendment that includes the amendments corresponding to the Miscellaneous Amendment, which will become effective upon filing. The Board retains the discretion to abandon, and not implement, the Miscellaneous Amendments at any time before it becomes effective even if it is approved by stockholders.
If the Miscellaneous Amendments are not approved by the stockholders, the current provisions of the Charter subject to the Miscellaneous Amendments will continue to remain in existence.
Stockholders are also asked to consider proposals 4 and 5, which relate to the Exculpation Amendment and the Industry Director Amendment, respectively. Proposals 4, 5 and 6 are independent of each other, and the approval of this proposal is not conditioned on the approval of any other proposal.

The Board unanimously recommends that stockholders vote FOR the approval and adoption of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes.

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Stockholder proposals
Stockholders will vote on the following stockholder proposals (proposals 7-10) if they are properly presented at our Annual Meeting and not previously withdrawn or otherwise excluded. Mastercard is not responsible for the accuracy or content of the proposals and supporting statements presented below, which appear in the form in which we received them. They may contain typos and other errors, as well as assertions about Mastercard that we believe are incorrect. We have not attempted to make any corrections or refute any inaccuracies.	08

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STOCKHOLDER PROPOSALS

Proposal 7: Consideration of a stockholder proposal requesting a racial equity audit report	The Board unanimously recommends that stockholders vote AGAINST this proposal.
The following proposal has been submitted to the company for action at the Annual Meeting by SEIU MasterTrust (SEIU). SEIU’s address and shareholdings will be provided promptly upon receipt of a written or oral request. The text of the proposal is as follows:
Stockholder Proposal
Racial Equity Audit Report
WHEREAS: Racial equity audits engage companies in a process that may unlock value, uncover blind spots, and strengthen external relationships. Companies that have completed civil rights or racial equity audits have related organizational benefits from conducting these audits. Those benefits include:
•Identification of the gaps between a company’s self-perception and that of its key stakeholders,
•Development of new and additive partnerships and relationships within the community,
•Assessment of the needs of customers and employees, enabling proactive creation of support teams and committees,
•Guidance for diversity officers, human resources managers, and executives on appropriate next steps.
The best practices identified for completing these audits are:
•Select an independent person or firm with civil rights and racial justice expertise and adequate resources to complete the audit.
•Ensure that the audit comprehensively examines how policies, practices, and products ameliorate or exacerbate inequalities.
•Proactively identify and engage in outreach to a wide range of stakeholders, such as civil rights organizations, employees, and customers.
•Publish summary audit findings, recommendations, and progress reports with action plans with timelines to address identified issues.1
Microsoft, Bank of America, Citigroup, and JP Morgan Chase, along with other companies, have conducted or have committed to conduct this type of audit.
In a review of racial equity initiatives conducted by the non-profit corporate accountability-focused organization, As You Sow, Mastercard was the lowest ranked credit card company. Visa, American Express, and Discover were identified as having stronger actions related to racial equity, diversity and inclusion disclosure, and environmental justice.2
Within the U.S., racial inequity poses macroeconomic risks that depress returns for long-term diversified investors. According to a 2020 Citigroup study, racism and discrimination have cost the U.S. GDP $16 trillion since 2000 and the U.S. economy could see a boost of $5 trillion over the next five years if the U.S. were to address racial discrimination against African Americans.3
In addition, Mastercard services customers across more than 210 countries and territories,4 and it is seeking growth in Asia Pacific, Middle East and Africa regions.5 It is essential that Mastercard be able to understand its societal impacts and relationships, or it risks losing access to key growth markets.
Quoting Mastercard’s Vice Chairman and President of Strategic Growth, “The question becomes how we get from point A to point B without leaving people behind and without the profit motive crowding out a sense of equality in the
1    https://hiphopcaucus.org/major-u-s-civil-rights-and-racial-justice-organizations-call-on-corporations-to-account-for-racial-equity-and-civil-rights-audits/
2    https://www.asyousow.org/our-work/social-justice/racial-justice/data-visualization
3    https://www.npr.org/sections/live-updates-protests-for-racial-justice/2020/09/23/916022472/cost-of-racism-u-s-economy-lost-16-trillion-because-of-discrimination-bank-says
4    http://welcome.mastercard.com/pdf/MasterCard%20Corporate%20Story.pdf
5    https://www.sec.gov/ix?doc=/Archives/edgar/data/1141391/000114139124000022/ma-20231231.htm

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STOCKHOLDER PROPOSALS
journey.”6 A racial equity audit would help Mastercard answer this important question.
RESOLVED: Shareholders of Mastercard Inc. (“Mastercard”) urge the board of directors to oversee a third-party audit (within a reasonable time and at a reasonable cost) that assesses and produces recommendations for improving the racial impacts of the company’s policies, practices, products, and services, above and beyond legal and regulatory matters. A report on the audit, prepared at a reasonable cost and omitting confidential/proprietary information, should be published on the company’s website.
The Board’s Statement in Response
The Board unanimously recommends that stockholders vote AGAINST this proposal because Mastercard is already taking meaningful action in addressing the overarching issues raised in the proposal, and the report is duplicative and unnecessary and is, therefore, not in the best interests of Mastercard and its stockholders.
At Mastercard, we are working to build an inclusive, sustainable, digital economy for everyone, everywhere.
Working with our customers, we are providing access to digital transactions, which helps underserved consumers participate in the modern economy. Toward our goal to connect 1 billion people to the digital economy by 2025, we worked with our partners to connect more than 87 million people in 2024. Since 2015, with partners, we have connected more than 960 million people to the digital economy. Additionally, through our philanthropy, we are galvanizing partnerships and scaling programs to reach those furthest from the financial mainstream.
At Mastercard, we leverage our assets, core competencies and employee volunteer efforts to create positive social impact in our communities and accelerate inclusive economic growth around the world.
The Mastercard Center for Inclusive Growth (the Center) is the social impact hub of Mastercard, striving to advance inclusive and sustainable economic growth and financial inclusion around the world. The Center administers the Mastercard Impact Fund (the Fund), an independently directed 501(c)(3) tax-exempt private foundation. In 2024, the Fund provided $62 million in grants supporting work in 59 countries across our three focus areas of financial security, small business growth and impact data science, as well as other community support. We use external philanthropic advisors and internal due diligence to verify that grantmaking aligns with our charitable mission.
The Fund has its own independent board of directors, composed of current and former Mastercard executives, who have a fiduciary duty to the Fund. The Fund’s board oversees the strategic direction and performance of the Fund and meets regularly to review and approve grants against its stated goals. The Fund’s board also monitors the progress of work conducted under the grants, and with the assistance of the Center (and in some cases, independent third parties), evaluates the effectiveness of the programs funded by grants the Fund approves.
Mastercard already has a well-established employment compliance program.
Mastercard is an equal employment opportunity employer. We recruit, hire, train and promote qualified people regardless of any characteristic for which discrimination is prohibited by law. Our Code of Conduct – endorsed and supported by our Board – is clear: Job qualifications and performance should be the sole basis for employment decisions and opportunities. To be clear, we have no tolerance for discrimination, or any form of hostility toward others. Mastercard does not discriminate on the basis of protected categories under civil rights law.
We believe in equal pay for equal work and continue to ensure that everyone, regardless of gender, race, ethnicity or viewpoint, receives fair compensation. We are committed to offering pay that is competitive and fair. Each year, we review market data to understand how specific jobs are paid externally by geography. We review salary ranges and adjust compensation where necessary. We also complete a global pay equity analysis through an independent third party to ensure employees are paid fairly. These findings are reviewed with our management, the People and Capability team, and the HRCC.
Mastercard’s people strategy already has extensive risk management and Board oversight processes in place.
Our people strategy allows us to address evolving external and internal workforce and workplace dynamics to run and protect our business today while helping transform our business for tomorrow. Our People and Capability team supports our overall people strategy and is led by the Chief People Officer, who reports directly to our Chief Executive Officer. Our legal team
6    https://www.mastercardcenter.org/

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focuses on legal compliance wherever we conduct business and employ our people. Our Executive Risk Committee – on which a number of our Management Committee members and other senior leaders participate, including our Chief People Officer, Chief Risk Officer and General Counsel –oversees the risk assessment and risk management of the company, including oversight of emerging risks.
Progress on our people strategy, along with talent-related risks and opportunities, is reviewed quarterly with the HRCC and annually with our full Board. Additionally, our Board and its committees are tasked with overseeing other human capital management matters on a regular basis, such as ensuring that processes are in place for maintaining an ethical corporate culture; overseeing key human resources initiatives, policies and practices; and monitoring governance trends.
All employees and our Board are required to annually review and certify compliance with our Code of Conduct, discussed above. Every Mastercard employee is enrolled annually in a mandatory, in-depth curriculum of online compliance training and/or certification, which includes the Code of Conduct. Our Chief Compliance Officer leads and oversees our Global Ethics and Compliance system, which encompasses a broad set of integrated programs to support these efforts. The Chief Compliance Officer reports functionally to the independent Audit Committee of the Board and administratively to the Chief Risk Officer. The Chief Compliance Officer provides updates to the Audit Committee quarterly or more frequently, as needed.
Finally, our General Counsel regularly briefs our Board on matters involving laws and regulations impacting our business and operations.
For all of the foregoing reasons, the Board recommends that stockholders vote AGAINST this proposal.

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Proposal 8: Consideration of a stockholder proposal requesting the Board’s Human Resources and Compensation Committee to consider eliminating DEI and ESG goals from executive pay incentives
The Board unanimously recommends that stockholders vote AGAINST this proposal.

The following proposal has been submitted to the company for action at the Annual Meeting by the National Legal and Policy Center (NLPC). NLPC’s address and shareholdings will be provided promptly upon receipt of a written or oral request. The text of the proposal is as follows:
Stockholder Proposal
Eliminate DEI and ESG Goals From Executive Pay Incentives
Resolved: Since the June 2023 U.S. Supreme Court decision in Students for Fair Admissions v. Harvard College,1 hundreds of higher education institutions have shuttered their diversity, equity and inclusion (DEI) programs and positions.2
Consequently, “there has been a sharp uptick in litigation challenging corporate DEI programs and initiatives, alleging that they require unlawful employment and contracting decisions to be made on the basis of race, in violation of Title VII of the Civil Rights Act of 1964…”3
Corporate compliance lawyers now advise clients that “DEI initiatives and programs that are not open to all applicants or those that apply an explicit race- or gender-based focus will likely face continued and heightened scrutiny.” Also: “We also expect to see ongoing scrutiny of perceived hiring quotas and set asides, particularly those that may appear to be incentivized by bonuses for management or company leadership.”4
Further, “companies, and their management teams and boards, should be prepared for increased employment-related litigation including litigation that seeks to hold executive officers and directors personally liable for purported breaches of their fiduciary duties in connection with the corporation’s DEI policies.”5
Many corporations dramatically reduced or eliminated their DEI programs,6 and companies face retribution for their discrimination. For example, Starbucks was the subject of a $28.3 million judgment after a former worker claimed she was fired for being white.7
1    https://www.supremecourt.gov/opinions/22pdf/20-1199_hgdj.pdf
2    https://www.chronicle.com/article/tracking-higher-eds-dismantling-of-dei
3    https://www.wilmerhale.com/insights/client-alerts/20240627-corporate-dei-landscape-one-year-after-sffa
4    https://www.skadden.com/insights/publications/2023/12/2024-insights/esg/the-supreme-courts-affirmative-action-opinion
5    https://corpgov.law.harvard.edu/2024/02/14/how-boards-should-be-thinking-about-the-supreme-courts-sffa-affirmative-action-decision/
6    https://nypost.com/2024/09/03/us-news/how-robby-starbuck-is-prompting-brands-like-ford-to-ditch-dei/
7    https://www.cnn.com/2023/08/17/business/starbucks-payment-racial-discrimination-white/index.html

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Supporting Statement: Mastercard Inc. (“Mastercard” or “Company”) favors certain groups over others on the basis on immutable characteristics.
The Company’s “racial equity” goals include “initiatives to attract, grow and retain candidates from diverse backgrounds,” and an explicit target to increase black representation at the vice president level and above by 50%.8 The Company has also has a “Start Path in Solidarity program”9 focused on “women and people of color.”10
Mastercard includes an “ESG modifier under our bonus plan that impacts compensation for all bonus-eligible employees based on our performance against carbon emissions, financial inclusion and gender pay goals.”11 This ESG modifier is included in executive compensation.12
These discriminatory initiatives leave Mastercard ripe for regulatory, reputational and litigation risk. Its attempt to cram DEI’s non-GAAP nature into the proxy statement’s compensation discussion demands either a legally dubious quota regime, or it fails SEC compliance.13 The Council of Institutional Investors’ general counsel stated that research shows “companies are engaging in an opportunistic use of non-GAAP earnings to justify higher executive pay.”
FTI Consulting advises there is a “heightened focus” on “litigation risk,” which “has transitioned from being merely an operational concern to becoming a strategic priority for the highest levels of corporate governance.”14
Resolved: Shareholders request the Board of Directors’ Human Resources and Compensation Committee to consider eliminating discriminatory DEI and ESG goals from compensation inducements.
The Board’s Statement in Response
The Board unanimously recommends that stockholders vote AGAINST this proposal for the following reasons.
The Board’s Human Resources and Compensation Committee (HRCC) already meaningfully considers and assesses Mastercard’s executive compensation program and corresponding incentive metrics on an annual basis.
The HRCC already conducts a meaningful annual review of Mastercard’s executive compensation program, which consists of base salary, and annual and long-term incentive compensation.
Mastercard’s executive compensation program is designed to support our strategic objectives and to attract, motivate and retain our executives, who are critical to our long-term success. The executive compensation program is based upon and designed to address three core principles: (i) align the long-term interests of our executives with our stockholders, (ii) pay for performance and (iii) pay competitively. Annual incentive awards for our executive officers are granted under the Senior Executive Annual Incentive Compensation Plan (SEAICP). Under the SEAICP, each executive officer’s final bonus payout is determined based on (i) our corporate score and (ii) each officer’s individual performance factor.
Below we demonstrate the thoroughness of the HRCC’s review, in particular as related to the incentive metrics, which are modified annually in line with the company’s strategy and objectives.
8    https://www.mastercard.us/content/dam/public/mastercardcom/na/global-site/documents/mastercard-esg-sustainabilty-report-2023.pdf
9    https://www.mastercard.com/global/en/business/fintech/fintech-programs/startpath/for-startups/startpath-solidarity.html
10    https://www.mastercard.com/news/perspectives/featured-topics/fintech/supporting-underrepresented-fintech-founders-to-spur-innovation-and-growth/
11    https://www.mastercard.us/content/dam/public/mastercardcom/na/global-site/documents/mastercard-esg-sustainabilty-report-2023.pdf
12    https://www.mastercardannualmeeting.com/media/feob5hra/426720-1-_11_mastercard-2024_nps_workiva_wr.pdf
13    https://tax.thomsonreuters.com/news/council-of-institutional-investors-again-urges-sec-to-close-loophole-on-non-gaap-in-executive-pay/
14    https://www.fticonsulting.com/insights/articles/de-risking-litigation-exposure-conflict-management-integral-business-administration

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2021 Review
The HRCC initially decided to add an environmental, social and governance modifier as part of the corporate score. This score assessed the following key areas: (i) adding new entrants to the digital economy (financial inclusion), (ii) closing the gender pay gap and (iii) operational carbon neutrality, weighted 40%/40%/20%, respectively. At that time, the HRCC believed that the modifier appropriately aligned with our focus on helping to build a more “financially inclusive and sustainable digital economy,” including providing commercial solutions for the unbanked and underserved.
2022 Review
The HRCC revised the environmental, social and governance and gender equality goals in the SEAICP for the 2022 fiscal year during its annual review. The HRCC decided to eliminate the operational carbon neutrality metric and replace it with two other environment-based metrics. Specifically, the HRCC changed the environmental, social and governance modifier for the 2022 SEAICP to assess (i) the number of individuals newly connected to the digital economy (financial inclusion), (ii) closing the gender pay gap, (iii) percent reduction in Scope 1 and 2 greenhouse gas emissions and (iv) percent response in supplier engagement on climate matters, weighted 40%/40%/10%/10%, respectively.
2023 Review
Following the HRCC’s annual review, the HRCC revised the targets and amended the proportional weight of the environmental, social and governance modifier in the SEAICP for the 2023 fiscal year to 35%/35%/15%/15%, respectively, for the same metrics used in the prior year. Changes to the modifier weighting for the 2023 fiscal year were intended to better align these metrics with our business strategy and culture, as well as our executives’ ability to impact these metrics.
2024 Review
Following the HRCC’s annual review, the HRCC further revised the targets of the environmental, social and governance modifier. The metric for percent response in supplier engagement on climate matters changed to suppliers who account for the top 85% of Mastercard’s supply chain emission that have set or are committed to set a Science-Based Target by 2026.
2025 Review
Since the environmental, social and governance modifier was introduced in 2021, Mastercard has made significant progress on key priorities. Specifically, Mastercard has connected 383 million people to the digital economy and improved the ratio of median female to median male pay from 92.4% to 94.7%. Additionally, Mastercard has reduced total Scope 1, 2 and 3 emissions by [●]% from our 2016 base year.
As a result of the progress noted above, during the HRCC’s annual review of Mastercard’s executive compensation program in 2025 (the 2025 Review), the HRCC determined, effective for 2025, to cease including the environmental, social and governance modifier in our annual incentive compensation programs, including the SEAICP. Instead, sustainability priorities that are critical to Mastercard’s long-term success will continue to be evaluated as part of the company’s overall strategic performance.
In sum, the evolution of our environmental, social and governance modifier over the course of several years demonstrates how the HRCC already conducts a meaningful annual review and assessment of our executive compensation program and applicable environmental, social and governance incentive metrics to ensure alignment with our business strategy and long-term objectives.
Mastercard’s 2025 Executive Compensation Program no longer uses diversity or environmental, social and governance goals as a compensation inducement.
As a result of the 2025 Review, Mastercard determined to cease including the environmental, social and governance modifier in the SEAICP.
Given that the SEAICP no longer specifically links the achievement of diversity or environmental, social and governance performance measures to executive compensation, we believe that the ultimate result sought by the proposal has already been achieved. As such, the request is no longer relevant and, therefore, unnecessary.
For all of the foregoing reasons, the Board recommends that stockholders vote AGAINST this proposal.

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Proposal 9: Consideration of a stockholder proposal requesting a report on affirmative action risks	The Board unanimously recommends that stockholders vote AGAINST this proposal.
The following proposal has been submitted to the company for action at the Annual Meeting by National Center for Public Policy Research (NCPPR). NCPPR’s address and shareholdings will be provided promptly upon receipt of a written or oral request. The text of the proposal is as follows:
Stockholder Proposal
Affirmative Action Risks
Supporting Statement: In 2023, the US Supreme Court ruled in SFFA v. Harvard that discriminating on the basis of race in college admissions violates the equal protection clause of the 14th Amendment.1 As a result, the legality of corporate affirmative action programs was called into question2 and thirteen Attorneys General warned that SFFA implicated corporate affirmative action programs.3
In 2024, those implications widened when the Supreme Court ruled in Muldrow v. City of St. Louis that Title VII of the Civil Rights Act protected against discriminatory job transfers.4 The ruling lowered the bar for employees to successfully sue their employers for discrimination,5 and is therefore likely to lead to an increase in discrimination claims.
Finally, the Eleventh Circuit recently held that a company that offered grants only to minority entrepreneurs violated the Civil Rights Act’s prohibition against race-based contracts in American Alliance for Equal Rights v. Fearless Fund.6 Requiring vendors and other business partners to implement affirmative action initiatives similarly discriminates on the basis of race.
Around the same time as SFFA, Starbucks was successfully sued for “reverse discrimination” with damages of $25.6 million,7 and the risk of being sued for such discrimination is rising.8
Despite these obvious risks, Mastercard apparently continues to practice affirmative action in at least the following ways:
1.Mastercard plans to “grow U.S. Black leadership at the vice president level and above at Mastercard by 50% by 2025, from 2020”;9
2.Mastercard plans to “invest $500 million in Black communities”;10
3.Mastercard has “committed to increase our procurement with Black-owned businesses to $100 million annually by 2025.”11
Dividing employees and other stakeholders on the basis of race, and then allocating benefits on that basis, may be deemed immoral, illegal, and a
1    https://www.scotusblog.com/case-files/cases/students-for-fair-admissions-inc-v-president-fellows-of-harvard-college/
2    https://freebeacon.com/democrats/starbucks-hired-eric-holder-to-conduct-a-civil-rights-audit-the-policies-he-blessed-got-the-coffee-maker-sued/
3    https://s.wsj.net/public/resources/documents/AGLetterFortune100713.pdf
4    https://www.supremecourt.gov/opinions/23pdf/22-193_q86b.pdf
5    https://www.skadden.com/insights/publications/2024/06/quarterly-insights/supreme-court-lowers-the-bar; https://www.dailysignal.com/2024/04/17/supreme-court-just-made-easier-sue-employers-dei-policies/
6    https://www.foley.com/insights/publications/2024/08/august-2024-recap-and-status-update-re-american-alliance-for-equal-rights-v-fearless-fund/
7    https://www.foxbusiness.com/features/starbucks-manager-shannon-phillips-wins-25-million-lawsuit-fired-white-donte-robinson-rashon-nelson
8    https://www.aflegal.org/america-first-legal-files-class-action-lawsuit-against-progressive-insurance-for-illegal-racial-discrimination/; https://aflegal.org/afl-files-federal-civil-rights-complaint-against-activision-for-illegal-racist-sexist-and-discriminatory-hiring-practices-and-sends-letter-to-activision-board-demanding-they-end-unlawful-dei-polici/; https://aflegal.org/america-first-legal-files-federal-civil-rights-complaint-against-kelloggs-warns-management-that-its-violating-fiduciary-duties/
9    https://s25.q4cdn.com/479285134/files/doc_downloads/governance_docs/2024/04/mastercard-2023-esg-report.pdf
10    Id.
11    Id.

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breach of duty. With 30,000-plus employees,12 Mastercard likely has thousands of employees, job applicants, and other stakeholders who are potentially victims of this type of discrimination. If even only a fraction of them file suit, and only some of those prove successful, the cost to Mastercard could reach billions of dollars. Accordingly, it is imperative that Mastercard take action to assess the risks created by its affirmative action programs.
RESOLVED: Shareholders request the Board of Directors of Mastercard Incorporated conduct an evaluation and issue a report within the next year, at reasonable cost and excluding confidential information, assessing how the Company’s affirmative action initiatives impact Mastercard’s risks related to actual and perceived discrimination on the basis of protected categories under civil rights law.
The Board’s Statement in Response
The Board unanimously recommends that stockholders vote AGAINST this proposal because the Board believes that our commitment to an inclusive culture and a business strategy incorporating financial inclusion is good for our business and drives long-term value for our stockholders.
Financial inclusion is an important element of our business strategy.
Mastercard has embedded financial inclusion into our strategy because it is right for our business. We bring more people, in more places, into the digital economy — and in the process, we grow our customers, our partnerships and our revenue. Mastercard leverages our employees, technology, resources, partnerships and expertise to address challenges while, at the same time, creating markets for future growth and driving long-term value for stockholders.
Mastercard’s culture of community and belonging ensures all our colleagues have the opportunity to reach their full potential.
Mastercard does business in more than 220 countries and territories, through more than 35,000 employees located in more than 90 countries.
To attract, develop, engage and retain high caliber people, we invest in our employees and focus on building a workplace and culture that drives innovation, embraces diverse perspectives, encourages collaboration, fosters well-being, and enables growth and opportunity.
It comes down to ensuring that everyone has the opportunity to thrive and reach their greatest potential. This requires – and receives – continuous evaluation so that we can appropriately evolve our approach to the work our people pursue, our compensation and our career programs. This helps us build a healthy culture, attract talent and drive long-term value for stockholders.
Mastercard’s commitment to financial inclusion and a culture of community and belonging is grounded in compliance with the law and overseen by our Board.
Mastercard is an equal employment opportunity employer. We recruit, hire, train and promote qualified people regardless of any characteristic for which discrimination is prohibited by law. We lead with lawful hiring processes and practices to identify the best talent for the role.
Our Code of Conduct – endorsed and supported by our Board – is clear: Job qualifications and performance should be the sole basis for employment decisions and opportunities. We have no tolerance for discrimination, or any form of hostility toward others. Mastercard does not discriminate on the basis of protected categories under civil rights law.
Consistent with our commitment to "obey the law," we regularly evaluate our practices concerning compliance with the law, including evolving Supreme Court decisions. We believe that our community and belonging efforts are legally appropriate, and nothing in the proposal demonstrates otherwise.
Our community and belonging policies and programs are overseen by the NCG in coordination with other committees of the Board, as applicable.
For all of the foregoing reasons, and because the report requested by this proposal would not provide meaningful additional information to our stockholders, the Board recommends that stockholders vote AGAINST this proposal.
12    Id.

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Proposal 10: Consideration of a stockholder proposal requesting transparency in lobbying	The Board unanimously recommends that stockholders vote AGAINST this proposal.
The following proposal has been submitted to the company for action at the Annual Meeting by John Chevedden. Mr. Chevedden’s address and shareholdings will be provided promptly upon receipt of a written or oral request. The text of the proposal is as follows:
Stockholder Proposal
Support for Transparency in Lobbying
Resolved, MasterCard shareholders request the preparation of a report, updated annually, disclosing:
1.Company policies and procedures governing direct and indirect lobbying;
2.Payments by MasterCard used for direct or indirect lobbying; including in each indirect case the aggregate amount of any payments and the recipient; and
3.Description of management’s decision-making process and the Board’s oversight for making payments described in section 2 above.
For purposes of this proposal, “indirect lobbying” is lobbying engaged in by a trade association or other organization of which MasterCard is a member or to which it contributes. “Direct and indirect lobbying” include efforts at the territorial, local, state and federal levels, including lobbying outside the United States
The report shall be posted on MasterCard’s website.
Supporting Statement: Fuller disclosure of MasterCard’s lobbying activities and expenditures is needed to assess whether MasterCard’s lobbying is consistent with its expressed goals and stockholder interests. MasterCard spent $51 million from 2010-2023 on federal lobbying. This does not include state lobbying, where MasterCard also lobbies. And MasterCard lobbies abroad, spending between €800,000 - 899,999 on lobbying in Europe for 2023. MasterCard’s lobbying over swipe fees continues to attract media scrutiny.1
Companies can give unlimited amounts to third party groups that spend millions on lobbying.2 MasterCard fails to disclose its payments to trade associations and social welfare groups, or the amounts used for lobbying, to stockholders. MasterCard does provide incomplete disclosure, giving a percent of an unknown amount of dues above $25,000 spent on lobbying for its trade association and social welfare group memberships. This critically leaves out the actual amounts of MasterCard’s payments being spent on lobbying. MasterCard belongs to the Business Roundtable and US Chamber Commerce, which together have spent over $2.3 billion on federal lobbying since 1998, and supports social welfare groups like the Future of Privacy Forum and State Government Affairs Council.
MasterCard’s lack of disclosure presents reputational risk when its lobbying contradicts company public positions. MasterCard supports addressing climate change, yet the Business Roundtable filed an amicus brief opposing the Securities and Exchange Commission climate risk disclosure rules3 and the Chamber opposed the Paris climate accord.
Fuller disclosure of lobbying policies, expenditures, and decision-making processes would allow shareholders to evaluate the risks created by MasterCard’s lobbying activities. Improved MasterCard lobbying spending disclosure will protect the reputation of MasterCard and preserve shareholder value.

1    https://www.politico.com/newsletters/politico-influence/2024/10/16/swipe-fee-opponents-lame-duck-lobbying-blitz-00184018.
2    https://theintercept.com/2019/08/06/business-group-spending-on-lobbying-in-washington-is-at-least-double-whats-publicly-reported/.
3    https://www.eenews.net/articles/investors-question-business-roundtables-climate-rule-battle/.

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The Board’s Statement in Response
The Board unanimously recommends that stockholders vote AGAINST this proposal for the following reasons.
We already provide meaningful and comprehensive disclosure about our lobbying activity on our website.
The Political Activity and Public Policy Statement located under the Corporate Governance section of our website4 provides extensive disclosure that is already responsive to the request in the proposal, including all of the information set forth below:
•Our policies and procedures governing our participation in the political process, including our Political Activity and Public Policy Statement.
•Information on the criteria Mastercard uses to decide whether to engage in the political process through political contributions at the state or local level.
•A discussion of our participation and membership in trade associations, including the reasons we believe it is important to maintain a membership with a variety of trade associations and industry organizations, as well as our membership priorities in each of these trade associations. Expenditures to trade associations are reviewed annually in consideration of our business goals and strategies.
•A discussion of Board oversight of our lobbying and political activities and expenditures, including our lobbying activities and membership in trade associations.
•Information on our U.S. federal and state lobbying activities, including links to the quarterly reports we file with the U.S. House of Representatives and the U.S. Senate disclosing a list of our lobbying activities.
•A semiannually updated list of Mastercard’s contributions to state candidates, parties, political committees and ballot initiative/referendum.
•A semiannually updated list of the U.S.-based trade associations receiving $25,000 or more in annual payments from Mastercard and the percentage of the payment that the trade association reported was used for lobbying for each of those associations.
•A semiannually updated list of Mastercard’s contributions to state and local trade associations and national political state groups receiving $25,000 or more in annual payments from Mastercard and Mastercard’s contributions to states.
•Information on the Mastercard Political Action Committee (the Mastercard PAC), a Mastercard-sponsored federal separate segregated fund and link to a list of PAC contributions.
These extensive disclosures provide transparency and accountability with respect to our lobbying and political activities and expenditures. In fact, Mastercard is a recognized industry leader in these areas, as reflected in the company’s status as a “trendsetter” by the CPA-Zicklin Index of Corporate Political Disclosure and Accountability, the leading industry watchdog on political accountability.
We have enhanced reporting of our lobbying and political activities and expenditures.
Since 2023, we have reported our membership priorities in each of the trade associations where we report our membership, with such expenditures being reviewed annually by the Chief Government Affairs & Policy Officer in consideration of our company’s business goals and strategies. Participation in the political process comes with the understanding that we may not always agree with every position taken by the recipients of our political expenditures, the organizations or organizations’ other members with whom we may affiliate. We believe it remains valuable to be part of associations to collectively address many issues of importance to Mastercard in a meaningful manner as they often advance positions consistent with company interests. When we disagree with a position, we employ a range of approaches to make our voice heard. We believe our dissenting voice has greater impact when we participate as a member of these organizations.
We continue to publish consolidated Corporate Political Contributions Reports on our website. For the fiscal year 2024, we published two Corporate Political Contributions Reports covering the first and second half of the fiscal year, which included all of the information set forth below:
•Issues and the amounts per quarter reported in the company’s lobbying disclosure reports in 2024.
4    https://investor.mastercard.com/corporate-governance/policies-and-reports/default.aspx

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•U.S.-based national trade associations that received $25,000 or more in dues from Mastercard in 2024, including the percentage of the dues that the trade association reported used for lobbying and our membership priorities.
•PAC contributions, including the member name and party or committee/PAC name and the amounts.
•Contributions to national political state groups that received $25,000 or more in payments from Mastercard and contributions to states from Mastercard, including the name and the amounts.
•Contributions to state trade associations/coalitions that received $25,000 or more in payments from Mastercard in the July-December 2024 report.
•Contributions to Super PACs, independent expenditures and ballot referendums, including the identity and the amounts.
•A statement that Mastercard restricts any payments that are made to 501(c)(4) organizations from being used for election-related activities.
Our Corporate Political Contributions Report is reviewed and updated semiannually, and our archived reports are publicly available for five years.
The proposal includes lobbying outside of the United States, which would be significantly burdensome.
The proposal requests that we disclose lobbying outside the United States. We have connections across more than 220 countries and territories, and we estimate that such lobbying occurs in more than 150 jurisdictions. We must comply and meet the standards of the different laws, regulations and market practices governing lobbying in each of those jurisdictions, including any required reporting specific to that jurisdiction. Meeting the detailed request in this proposal to encompass global lobbying activities would add to the already complex set of requirements that we must adhere to in order to conduct lobbying in these jurisdictions, as the additional information necessary to fulfill the proposal would need to be multiplied by hundreds of varying legal regimes.
The proposal does not limit lobbying to our advocacy or interactions with foreign governments that is more commonly understood by the term “lobbying” but has also included activities by “trade association[s] or other organization[s] to which MasterCard is a member,” such that the proposal captures every trade association in which the company is a member, in every country in which the company operates. The concept of “trade associations”
may not be recognized and could mean entirely different entities across different jurisdictions than what it does under the Internal Revenue Code 501(c)(6).
The request in the proposal to include this level of information outside of the United States is overly burdensome, and meeting this request would take enormous resources and be costly to the company.
We have governance practices in place, including Board oversight, to ensure effective oversight of our lobbying and political activities.
Our Government Affairs & Policy team oversees Mastercard’s public policy strategy. Political contributions and corporate political expenditures, including direct and indirect lobbying activities, are approved by the Chief Government Affairs & Policy Officer. Our NCG is responsible for overseeing Mastercard’s public policy activities and at least annually will review political contributions, trade association dues used for political purposes, corporate political expenditures, lobbying efforts and strategies, the company’s political activity policies, and the Political Activity and Public Policy Statement. Mastercard maintains comprehensive internal compliance procedures to ensure that the company’s political and public policy activities fully comply with all applicable laws, regulations and company policies.
Mastercard’s activities in this area and its Political Activity and Public Policy Statement are reviewed on an annual basis by outside counsel. All political activities in which Mastercard engages are based solely upon the best interests of the company and are made without regard to the personal preferences of our officers and/or executives.
Mastercard is committed to engaging constructively in the political process and policy arena in a manner that informs and affects the debate concerning issues related to our business. We strive to engage on these issues in the most responsible and ethical way. Since Mastercard already provides meaningful disclosure of, and ensures management and Board oversight over, its lobbying expenditures and activities, we do not believe that the proposal is necessary.
For the foregoing reasons, the Board recommends that stockholders vote AGAINST this proposal.

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Stock ownership information
Information about the beneficial ownership of our voting securities by directors, management and certain beneficial owners is provided in the tables in this section.	09

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STOCK OWNERSHIP INFORMATION
Security ownership of certain beneficial owners
The following table sets forth certain information with respect to the beneficial ownership of our voting securities held by each person known to us to beneficially own more than 5% of any class of our voting securities. The number of shares beneficially owned by each stockholder as described in this proxy statement is determined in accordance with the rules of the SEC. Under such SEC rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 902,487,192 shares of Class A common stock outstanding as of April 7, 2025.

Name and address of beneficial owner	Shares of Class A common stock beneficially owned	Percent of total outstanding Class A common stock beneficially owned
Mastercard Foundation Asset Management Corporation[1]	84,753,156	9.4%
250 Yonge Street, Suite 2400
Toronto, Ontario M5B 2L7
The Vanguard Group, Inc.[2]
100 Vanguard Blvd.	75,250,260	8.3%
Malvern, PA 19355
BlackRock, Inc.[3]
50 Hudson Yards	67,825,777	7.5%
New York, NY 10001
1Based solely on a Schedule 13G/A filed with the SEC on February 12, 2025, Mastercard Foundation Asset Management Corporation has shared dispositive power with respect to 84,753,156 shares of Class A common stock and shared voting power with respect to 84,753,156 shares of Class A common stock.
2Based solely on a Schedule 13G/A filed with the SEC on February 13, 2024, The Vanguard Group, Inc. has sole dispositive power with respect to 71,670,525 shares of Class A common stock, shared dispositive power with respect to 3,579,735 shares of Class A common stock and shared voting power with respect to 1,113,418 shares of Class A common stock.
3Based solely on a Schedule 13G/A filed with the SEC on February 12, 2024, BlackRock, Inc. has sole dispositive power with respect to 67,825,777 shares of Class A common stock and sole voting power with respect to 60,923,859 shares of Class A common stock.
Security ownership of directors and management
The following table shows, as of April 7, 2025, all shares of Class A common stock beneficially owned by each director, each named executive officer, and all directors and executive officers as a group. Such shares consist of:
•the number of shares of Class A common stock directly or indirectly owned;
•any shares of Class A common stock that could be acquired through the exercise of options to purchase shares of Class A common stock exercisable within 60 days of April 7, 2025; and
•any other stock awards that could vest (or have restrictions removed) within 60 days of April 7, 2025, including RSUs, DSUs and restricted stock.
Unless otherwise indicated, each of the named individuals and each member of the group have sole voting power and sole investment power with respect to the shares beneficially owned. The number of shares beneficially owned, as that term is defined by Rule 13d-3 under the Exchange Act, by all directors and executive officers as a group as of April 7, 2025 and each director and named executive officer individually is less than 1% of the outstanding shares of Class A common stock. No director or executive officer beneficially owns, either directly or indirectly, any shares of Class B common stock.

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STOCK OWNERSHIP INFORMATION

Name	Shares of Class A common stock directly and indirectly owned	Shares of Class A common stock obtainable within 60 days	Total shares of Class A common stock beneficially owned (shown in columns (a) and (b))
	(a)	(b)[1]	(c)
Candido Bracher	0	2,501[3]	2,501[3]
Richard K. Davis	7,738	2,550	10,288
Julius Genachowski	1,790[2,3]	8,633	10,423[2,3]
Choon Phong Goh	1,535	3,808	5,343
Merit E. Janow	8,522	4,784	13,306
Oki Matsumoto	5,261	2,550	7,811
Michael Miebach	29,697[3]	128,471	158,168[3]
Youngme Moon	1,535	2,550	4,085
Rima Qureshi	12,181	8,633	20,814
Gabrielle Sulzberger	1,621	3,257	4,878
Harit Talwar	118	2,090	2,208
Lance Uggla	5,496	3,378	8,874
Sachin Mehra	14,088[3]	69,231	83,319[3]
Timothy Murphy	20,691[3,4]	39,673	60,364[3,4]
Raj Seshadri	7,700[3]	19,889	27,589[3]
Craig Vosburg	43,536[3]	71,941	115,477[3]
All directors and executive officers as a group (23 persons)	225,206[2,3,4]	547,856[3]	773,062[1,2,3,4]
1Includes shares of Class A common stock underlying stock options exercisable, RSUs vesting, DSUs receivable and restricted stock with restrictions removable within 60 days of April 7, 2025. For non-employee directors, also includes DSUs and restricted stock that will be settled or have restrictions removed, as applicable, within 60 days of termination of service as a director.
2Includes 1,790 shares held in a trust of which Mr. Genachowski is the trustee. Mr. Genachowski has sole voting and investment power with respect to these shares.
3Fractional shares have been rounded up to the nearest whole share.
4Includes 1,000 shares held by Mr. Murphy’s dependent child.

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About the Annual Meeting and voting
10	This section, organized in a Q&A format, is designed to provide stockholders with answers to general questions about our Annual Meeting.

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ABOUT THE ANNUAL MEETING AND VOTING
Why am I receiving these proxy materials?
You are receiving this proxy statement and additional proxy materials in connection with the Board’s solicitation of proxies to be voted at the Annual Meeting or at any adjournment or postponement of it.
How is Mastercard distributing proxy materials?
Under SEC rules, we are furnishing our proxy materials online. On or about [●], 2025, we expect to start mailing to our Class A common stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (Notice), which explains how to access the proxy materials online and to make the materials available on www.proxyvote.com. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice tells you how to access and review the proxy materials online. The Notice also tells you how to submit your proxy via the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, follow the instructions in the Notice explaining how to request printed materials on a one-time or ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet as we believe electronic delivery will allow you to receive your materials faster and also will lower costs and reduce the environmental impact of our Annual Meeting by reducing the printing and mailing of full sets of materials.
Our proxy materials include this proxy statement and the 2024 Form 10-K.
Copies of the 2024 Form 10-K and our other periodic filings are available in the “Investor Relations” section of our website (https://investor.mastercard.com/investor-relations/default.aspx) under “Financials and SEC Filings.” The information included in our website is not incorporated herein by reference.
A copy of the proxy materials, including the 2024 Form 10-K, will be furnished to you free of charge upon request to our Corporate Secretary or to our proxy solicitor at, respectively:

Mastercard Incorporated Office of the Corporate Secretary 2000 Purchase Street Purchase, NY 10577	or	Sodali & Co 333 Ludlow Street 5th Fl., South Tower Stamford, CT 06902 Individuals call: (800) 662-5200 Banks & Brokers call:(203) 658-9400
Attention: Corporate Secretary corporate.secretary@mastercard.com Telephone: 914.249.2000

Who is entitled to vote at the Annual Meeting?
We have two classes of stock outstanding: Class A common stock and Class B common stock. Our publicly traded Class A common stock is our only class of voting stock. Our Class A stockholders are the only stockholders entitled to notice of, and to vote on, proposals at the Annual Meeting or any adjournment or postponement of the meeting. As of April 25, 2025, [●] shares of Class A common stock were outstanding.
Class A stockholders of record on the Record Date are entitled to vote their shares at the Annual Meeting or any adjournment or postponement of it. Each share of Class A common stock is entitled to one vote per share on all matters on which stockholders are entitled to vote. The Record Date is established by the Board as required by Delaware law and our bylaws.
Class B common stock is a non-voting class held only by certain of our customers and was distributed in connection with our IPO. Except as may be required by Delaware law, holders of Class B common stock have no voting power and may not vote on the proposals in this proxy statement. This structure ensures that certain of our customers who are restricted from holding shares of Class A common stock, do not have a vote at the Annual Meeting. Class B shares account for less than [●]% of our total outstanding equity as of April 25, 2025.
A list of stockholders of record as of the Record Date can be reviewed by any stockholder or stockholder’s attorney or agent for purposes germane to the Annual Meeting for 10 days preceding the Annual Meeting at the Office of Mastercard’s Corporate Secretary at 2000 Purchase Street, Purchase, New York.

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ABOUT THE ANNUAL MEETING AND VOTING
What matters will be voted on at the Annual Meeting?
The following matters are scheduled for vote by Class A stockholders at the Annual Meeting:

1.Election of 12 directors

2.Advisory approval of Mastercard’s executive compensation

3.Ratification of the appointment of PwC as the independent registered public accounting firm for Mastercard for 2025

4.Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law

5.Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to remove the Industry Director concept

6.Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes

7.Consideration of a stockholder proposal requesting a racial equity audit report

8.Consideration of a stockholder proposal requesting the Board’s Human Resources and Compensation Committee to consider eliminating DEI and ESG goals from executive pay incentives

9.Consideration of a stockholder proposal requesting a report on affirmative action risks

10.Consideration of a stockholder proposal requesting transparency in lobbying

Action on any other business which may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting

What is the quorum requirement for the Annual Meeting?
The presence virtually or by proxy at the Annual Meeting of the holders of a majority of the voting power of the outstanding shares of Class A common stock entitled to vote as of the Record Date on any of the proposals to be voted upon at the Annual Meeting will constitute a quorum.
What is the difference between holding shares as a registered stockholder and holding shares in street name?
If your shares of common stock are owned directly in your name with our transfer agent, EQ Shareowner Services, you are considered a registered holder of those shares.
If your shares of common stock are held by a broker, bank or other nominee, you hold those shares in street name. Your broker, bank or other nominee will vote your shares as you direct.
If I hold shares in street name, does my broker need instructions to vote my shares?
Under the rules of the NYSE, if you hold shares of common stock in street name and do not give specific voting instructions to your broker, bank or other nominee, generally your nominee will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. When the broker, bank or other nominee is unable to vote on a proposal because the proposal is not routine and you do not provide any voting instructions, a broker non-vote occurs, and, as a result, your shares will not be voted on these proposals.

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ABOUT THE ANNUAL MEETING AND VOTING

On the following non-routine proposals, your broker, bank or other nominee will not be able to vote without instruction from you (resulting in a broker non-vote):

•Proposal 1	Election of 12 directors

•Proposal 2	Advisory approval of Mastercard’s executive compensation

•Proposal 4	Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law

•Proposal 5	Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to remove the Industry Director concept

•Proposal 6	Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes

•Proposal 7	Consideration of a stockholder proposal requesting a racial equity audit report

•Proposal 8	Consideration of a stockholder proposal requesting the Board’s Human Resources and Compensation Committee to consider eliminating DEI and ESG goals from executive pay incentives

•Proposal 9	Consideration of a stockholder proposal requesting a report on affirmative action risks

•Proposal 10	Consideration of a stockholder proposal requesting transparency in lobbying

On the following routine proposal, your broker, bank or other nominee may vote in its discretion without instruction from you:

•Proposal 3	Ratification of the appointment of PwC as the independent registered public accounting firm for Mastercard for 2025

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ABOUT THE ANNUAL MEETING AND VOTING
What are my voting choices for each matter, and how does the Board recommend I vote?

Proposal		Voting choices	Board recommendation

	Election of 12 directors	With respect to each director nominee: For Against Abstain	For election of all 12 director nominees

	Advisory approval of Mastercard’s executive compensation	For Against Abstain	For

	Ratification of the appointment of PwC as the independent registered public accounting firm for Mastercard for 2025	For Against Abstain	For

	Approval of an amendment to our Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law	For Against Abstain	For

	Approval of an amendment to our Amended and Restated Certificate of Incorporation to remove the Industry Director concept	For Against Abstain	For

	Approval of an amendment to our Amended and Restated Certificate of Incorporation to implement other miscellaneous changes	For Against Abstain	For

☒	Consideration of a stockholder proposal requesting a racial equity audit report	For Against Abstain	Against

☒	Consideration of a stockholder proposal requesting the Board’s Human Resources and Compensation Committee to consider eliminating DEI and ESG goals from executive pay incentives	For Against Abstain	Against

Proposal		Voting choices	Board recommendation

☒	Consideration of a stockholder proposal requesting a report on affirmative action risks	For Against Abstain	Against

☒	Consideration of a stockholder proposal requesting transparency in lobbying	For Against Abstain	Against

What vote is needed to elect directors?
Since the election is uncontested, each nominee who receives a greater number of FOR votes than AGAINST votes will be elected to serve as a director. Abstentions by stockholders and broker non-votes are not treated as votes cast and will have no effect on the outcome of this proposal.
The election of nominees is subject to the Board’s “majority voting” policy. Generally under this policy:
•New director nominees who fail to receive a majority of votes cast in an uncontested election will not be elected.
•To be renominated to serve on the Board, incumbent directors must provide an irrevocable resignation to the Board that is effective only when (1) the director does not receive a majority of the votes cast in an uncontested election and (2) the Board accepts the proffered resignation. If an incumbent director does not receive a majority of the votes cast in an uncontested election, the Board then would evaluate and act on the proffered resignation within 90 days of the election, taking into account the recommendation of the NCG.
•Any vacancies resulting from the Board’s acceptance of a contingent resignation, or from the failure of a new director nominee to receive a majority of the votes cast in an uncontested election, may be filled by the Board or the Board may reduce its size.
•Plurality voting (by which directors receiving the greatest number of votes cast are elected) applies in the case of any contested election.
•The Board has received a contingent resignation from each of the 12 director nominees included in this proxy statement.

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ABOUT THE ANNUAL MEETING AND VOTING
What vote is required for the other matters to be voted upon at the Annual Meeting to be adopted?

Proposal	Voting requirements	Effect of abstentions	Effect of broker non-votes

2.Advisory approval of Mastercard’s executive compensation	A majority of votes cast by Class A stockholders must be FOR the proposal	No effect on outcome	No effect on outcome

3.Ratification of the appointment of PwC as the independent registered public accounting firm for Mastercard for 2025	A majority of votes cast by Class A stockholders must be FOR the proposal (ratification not required by applicable laws)	No effect on outcome	Not applicable – brokers are permitted to vote on this matter without specific instruction from the beneficial owner

4.Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law	A majority of the outstanding shares entitled to vote thereon must be cast FOR the proposal	Against	Against

5.Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to remove the Industry Director concept	A majority of the outstanding shares entitled to vote thereon must be cast FOR the proposal	Against	Against

6.Approval of an amendment to Mastercard’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes	A majority of the outstanding shares entitled to vote thereon must be cast FOR the proposal	Against	Against

7.Consideration of a stockholder proposal requesting a racial equity audit report	A majority of votes cast by Class A stockholders must be FOR the proposal	No effect on outcome	No effect on outcome

8.Consideration of a stockholder proposal requesting the Board’s Human Resources and Compensation Committee to consider eliminating DEI and ESG goals from executive pay incentives	A majority of votes cast by Class A stockholders must be FOR the proposal	No effect on outcome	No effect on outcome

9.Consideration of a stockholder proposal requesting a report on affirmative action risks	A majority of votes cast by Class A stockholders must be FOR the proposal	No effect on outcome	No effect on outcome

10.Consideration of a stockholder proposal requesting transparency in lobbying	A majority of votes cast by Class A stockholders must be FOR the proposal	No effect on outcome	No effect on outcome

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ABOUT THE ANNUAL MEETING AND VOTING
How do I vote my shares?
You can vote by calling the toll-free telephone number or by using the Internet as described in the instructions included on the Notice. If you receive a paper copy of the proxy materials, you may also vote your shares by completing, signing, dating and returning your proxy card or voting instruction form. Your vote will be cast in accordance with the instructions authorized by telephone or Internet or included on a properly signed and dated proxy card or voting instruction form, as applicable. We must receive your vote, either by telephone, Internet, proxy card or voting instruction form, by 11:59 p.m. (Eastern time) on June 23, 2025 for your vote to be counted. If you are a stockholder, you can also attend the Annual Meeting and vote your shares. Be sure to read “What do I need to do if I would like to attend the Annual Meeting?” on pg 141 if you are considering attending the Annual Meeting.
If you do not vote by telephone or Internet, return a signed proxy card or voting instruction form, or attend the Annual Meeting and vote, no vote will be cast on your behalf. Each of the Notice, proxy card and voting instruction form indicates on its face the number of shares of common stock registered in your name at the close of business on the Record Date, which number corresponds to the number of votes you will be entitled to cast at the meeting on each proposal. You can find further discussion of Class A common stock voting power in “Who is entitled to vote at the Annual Meeting?” on pg 135.
You are urged to follow the instructions on your Notice, proxy card or voting instruction form to indicate how your vote is to be cast.
What can I do if I change my mind after I vote my shares?
Any stockholder who authorizes its vote by telephone or by Internet or executes and returns a proxy card or voting instruction form may revoke the proxy by:
•providing Mastercard with a written notice addressed to the Office of the Corporate Secretary of Mastercard Incorporated at 2000 Purchase Street, Purchase, NY 10577, Attention: Corporate Secretary that is received no later than 11:59 p.m. (Eastern time) on June 23, 2025;
•executing and returning a subsequent proxy that is received no later than 11:59 p.m. (Eastern time) on June 23, 2025;
•calling the toll-free telephone number or by using the Internet as described in the instructions included on the Notice before the close of voting at 11:59 p.m. (Eastern time) on June 23, 2025; or
•attending the Annual Meeting and voting at the Annual Meeting.
Your attendance at the Annual Meeting by itself will not revoke your previous proxy. You can find more information on voting your shares at the Annual Meeting below under the subheading, “What do I need to do if I would like to attend the Annual Meeting?” on pg 141.
How are my shares voted by the proxies designated by Mastercard?
Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies executed and received (and not revoked before they are voted) will be voted as specified in the above Board recommendations.
With respect to director nominations, should any nominee be unable to serve, the persons designated as a proxy reserve full discretion to vote for another person or the Board may reduce its size. If you specify a different choice on the proxy, your shares will be voted as specified by you.
Who bears the cost of soliciting votes for the Annual Meeting?
We will bear the costs of the solicitation of proxies, including the cost of preparing, printing and mailing the Notice, this proxy statement and related proxy materials. In addition to the solicitation of proxies by use of the mail, proxies may be solicited from stockholders by directors, officers, employees or agents of Mastercard in person or by telephone, facsimile or other appropriate means of communication. We have retained Sodali & Co to assist in the solicitation of proxies for a fee of $21,000 plus reimbursement of reasonable out-of-pocket expenses. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to our directors, officers or employees in connection with the solicitation. Any questions or requests for assistance regarding this proxy statement and related proxy materials may be directed to Mastercard’s Corporate Secretary or Sodali & Co using the contact information on pg 135.
What is “householding”?
The SEC has adopted rules that allow a company to deliver a single Notice or set of proxy materials to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” provides cost savings for companies and reduces the amount of duplicate information stockholders receive. We are sending only one Notice to stockholders sharing a single address (or, if requested, one set of proxy materials to that address) unless we have received contrary instructions from a stockholder at that address. Any stockholder who objects to, or wishes to begin, householding may notify our Corporate Secretary orally or in writing at the aforementioned

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ABOUT THE ANNUAL MEETING AND VOTING
email, telephone number or address. We will promptly provide an individual copy of the Notice and, if requested, proxy materials to any stockholder who revokes consent to householding.
Who counts the votes?
Sodali & Co will act as inspector of elections and will certify the voting results.
How do I find out the voting results?
We will disclose the final voting results in a Current Report on Form 8-K, which we intend to file with the SEC on or before June 30, 2025. This Form 8-K will be available in the “Investor Relations” section of our website (https://investor.mastercard.com/investor-relations/default.aspx) under “Financials and SEC Filings” and on the SEC’s website at www.sec.gov.
What do I need to do if I would like to attend the Annual Meeting?
Stockholders will be able to attend the Annual Meeting online, vote their shares electronically and submit questions online during the meeting by logging in to www.virtualshareholdermeeting.com/MA2025 using the unique 16-digit control number included in their Notice, proxy or voting instruction card, email or any additional instructions accompanying these proxy materials. Stockholders may also submit questions in advance of the meeting by entering their control number and submitting a question under the “Submit a Question for Management” tab at www.proxyvote.com.
At the Annual Meeting, you may vote your shares by clicking on the vote button during the time the polls are open for voting. Those without a control number may attend as a guest of the meeting but will not have the option to vote, ask questions or otherwise participate in the Annual Meeting. Stockholders are encouraged to check in to the webcast up to 15 minutes before the Annual Meeting’s start time at www.virtualshareholdermeeting.com/MA2025.
What if I have a disability?
Mastercard provides reasonable accommodations to individuals with a disability who request assistance in order to participate in the Annual Meeting. We ask that requests for assistance be made on or before June 13, 2025 (11 calendar days before the Annual Meeting), if possible. Please direct your requests to the Office of the Corporate Secretary as follows:

By email to corporate.secretary@mastercard.com
By telephone 914.249.2000
By mail to Mastercard Incorporated, Office of the Corporate
Secretary, 2000 Purchase Street, Purchase, NY 10577,
Attention: Corporate Secretary

Other matters
Management is not aware of any business to be transacted at the Annual Meeting other than those described in this proxy statement.
Should any such matter properly come before the Annual Meeting for a vote, the persons designated as a proxy will vote in accordance with their best judgment.
**********************************************************************************

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Submission of 2026 proposals and nominations
Deadlines for submitting proposals for inclusion in our proxy statement for our 2026 annual meeting of stockholders, director nominations and other proposals to be considered at the 2026 annual meeting are provided in this section.	11

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SUBMISSION OF 2026 PROPOSALS AND NOMINATIONS
Proposals for inclusion in the proxy statement for the 2026 annual meeting
If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2026 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, the proposal must be received by our Corporate Secretary no later than [●]. Proposals may be submitted by email addressed to corporate.secretary@mastercard.com or by mail addressed to Mastercard Incorporated, Office of the Corporate Secretary, 2000 Purchase Street, Purchase, NY 10577.
Director nominations for inclusion in the proxy statement for the 2026 annual meeting (proxy access)
Our bylaws permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of our outstanding Class A common stock for at least three years to submit director nominees for up to 20% of the Board for inclusion in our proxy statement if the stockholder(s) and the nominee(s) meet the requirements specified in our bylaws. Notice of director nominations submitted under these proxy access bylaw provisions must be received no earlier than [●] and no later than [●] for inclusion in the 2026 proxy statement.
Other proposals or director nominations to be presented at the 2026 annual meeting
In addition, our bylaws provide for an advance notice procedure for director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement but that a stockholder instead wishes to present at an annual meeting. To be timely, a notice of director nominations or other matters a stockholder wishes to present at the 2026 annual meeting must be received by our Corporate Secretary between February 24, 2026 and March 26, 2026 and must comply with the additional requirements of our bylaws.
You can find more information about proxy access and our advance notice procedure for director nominations in our bylaws posted on our website at https://investor.mastercard.com/corporate-governance/corporate-documents/default.aspx.

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Appendices
12

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APPENDICES
Appendix A: Non-GAAP financial information
In this proxy statement, we disclose non-GAAP financial measures for net revenue, net income and diluted earnings per share, which exclude the impact of gains and losses on our equity investments, which includes mark-to-market fair value adjustments, impairments, and gains and losses upon disposition and the related tax impacts. Our non-GAAP financial measures also exclude the impact of special items, where applicable, which represent litigation judgments and settlements and certain one-time items, as well as the related tax impacts (Special Items). We also present growth rates adjusted for the impact of currency, which is a non-GAAP financial measure. We believe that the non-GAAP financial measures presented facilitate an understanding of our operating performance and provide a meaningful comparison of our results between periods. We use non-GAAP financial measures to, among other things, evaluate our ongoing operations in relation to historical results, for internal planning and forecasting purposes, and in the calculation of performance-based compensation. We excluded these items because management evaluates the underlying operations and performance of the company separately from these recurring and nonrecurring items.
Net revenue, net income and diluted earnings per share adjusted for the impact of gains and losses on our equity investments, Special Items and/or the impact of currency are non-GAAP financial measures and should not be relied upon as substitutes for measures calculated in accordance with GAAP.
Our non-GAAP financial measures for the comparable periods exclude the impact of the following:
Gains and losses on equity investments
•During 2024 and 2023, we recorded net pre-tax losses of $29 million ($25 million after tax, or $0.03 per diluted share) and $61 million ($36 million after tax, or $0.04 per diluted share), respectively. These net losses were primarily related to unrealized fair market value adjustments on marketable and nonmarketable equity securities.
Special Items
Litigation provisions
•During 2024, we recorded pre-tax charges of $680 million ($495 million after tax, or $0.53 per diluted share), primarily as a result of a legal provision associated with the U.K. consumer class action settlement, settlements with a number of U.K. merchants and a change in estimate related to the claims of merchants who opted out of the U.S. merchant class litigation.
•During 2023, we recorded pre-tax charges of $539 million ($376 million after tax, or $0.40 per diluted share), primarily as a result of changes in the estimate related to the claims of merchants who opted out of the U.S. merchant class litigation and settlements with a number of U.K. and Pan-European merchants.
Currency-neutral growth rates
Currency-neutral growth rates are calculated by remeasuring the prior period’s results using the current period’s exchange rates for both the translational and transactional impacts on operating results and are non-GAAP financial measures. The impact of currency translation represents the effect of translating operating results where the functional currency is different from our U.S. dollar reporting currency. The impact of the transactional currency represents the effect of converting revenue and expenses occurring in a currency other than the functional currency of the entity. The impact of the related realized gains and losses resulting from our foreign exchange derivative contracts designated as cash flow hedging instruments (specifically those that manage the impact of foreign currency variability on anticipated revenues and expenses) is recognized in the respective financial statement line item on the statements of operations when the underlying forecasted transactions impact earnings. The translational and transactional impact of currency and the related impact of our foreign exchange derivative contracts designated as cash flow hedging instruments as specified previously (Currency impact) has been excluded from our currency-neutral growth rates.

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APPENDICES
Non-GAAP reconciliations
($ in millions, except per share data)

	Year ended December 31, 2024
	Net revenue	Net income	Diluted earnings per share
Reported - GAAP	$26,167	$12,874	$13.89
(Gains) losses on equity investments	**	25	0.03
Litigation provisions	**	495	0.53
Restructuring charge	**	147	0.16
Adjusted - Non-GAAP	$26,167	$13,541	$14.60

	Year ended December 31, 2023
	Net revenue	Net income	Diluted earnings per share
Reported - GAAP	$25,098	$11,195	$11.83
(Gains) losses on equity investments	**	36	0.04
Litigation provisions	**	376	0.40
Adjusted - Non-GAAP	$25,098	$11,607	$12.26

	Year ended December 31, 2024 as compared to the year ended December 31, 2023
	Increase/(Decrease)
	Net revenue	Net income	Diluted earnings per share
Reported - GAAP	12%	15%	17%
(Gains) losses on equity investments	**	—%	—%
Litigation provisions	**	1%	1%
Restructuring charge	**	1%	1%
Adjusted - Non-GAAP	12%	17%	19%
Currency impact	1%	1%	1%
Adjusted - Non-GAAP - currency-neutral	13%	18%	21%
Note: Figures may not sum due to rounding.
**    Not applicable

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Appendix B: Amendment to Mastercard’s Amended and Restated Certificate of Incorporation to limit liability of officers as permitted by Delaware law

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1. Amend ARTICLE VIII Section 8.1 as follows:

Section 8.1. Limited Liability of Directors and Officers.

No director or officer of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Solely for purposes of this Article VIII, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL, as amended from time to time. Neither the amendment nor the repeal of this Article VIII shall eliminate or reduce the effect thereof in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VIII would accrue or arise, prior to such amendment or repeal.

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Appendix C: Amendment to Mastercard’s Amended and Restated Certificate of Incorporation to remove the Industry Director concept

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1. Amend ARTICLE VI Section 6.1 as follows:

Section 6.1. Board of Directors: Composition.

(A) The business and affairs of the Corporation shall be managed by or under the direction of a Board consisting of not less than three directors or more than fifteen directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board. Any directors that may be elected by the holders of any series of Preferred Stock shall be included within the number of directors fixed by or pursuant to this Section 6.1(A).

(B) Subject to the succeeding provisions of this Section 6.1(B), the directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board and at each annual meeting of stockholders prior to the 2011 annual meeting of stockholders successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. At each annual meeting of stockholders commencing with the 2011 annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term expiring at the next annual meeting of stockholders. Commencing with the 2013 annual meeting of stockholders, the foregoing classification of the Board of Directors shall cease. If the number of directors is changed prior to the 2013 annual meeting of stockholders, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. If the number of directors is increased at or following the 2013 annual meeting of stockholders, any additional director elected to fill a newly created directorship resulting from such increase shall hold office for a term expiring at the next annual meeting of stockholders. In no case shall a decrease in the number of directors remove or shorten the term of any incumbent director.

(C) A majority of the total number of directors then in office (but not less than one-third of the number of directors constituting the entire Board) shall constitute a quorum for the transaction of business; provided, that a quorum shall not be constituted unless directors who are neither ~~Industry Directors~~ officers nor ~~officers or~~ employees of the Corporation or any of its subsidiaries represent a majority of the directors present. Except as otherwise provided by law, this Amended and Restated Certificate of Incorporation or the by-laws of the Corporation, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board. ~~“Industry Director” means any director, other than a director who is an officer or employee of the Corporation or any of its subsidiaries, who is presently, or who has been, within the prior eighteen months, previously affiliated with a Member or Similar Person.~~

(D) A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(E) Directors need not be elected by written ballot unless the by-laws shall so provide.

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2. Amend ARTICLE VI Section 6.2 as follows:

Section 6.2. Board of Directors: Vacancies.

Any ~~newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board shall be filled only by a majority of the directors then in office who are not Industry Directors, although less than a quorum, or by a sole remaining director who is not an Industry Director. Notwithstanding the immediately preceding sentence, if the Board shall be comprised only of Industry Directors, any~~ newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Prior to the 2013 annual meeting of stockholders, if any applicable provision of the DGCL expressly confers power on stockholders to fill such a directorship at a special meeting of stockholders, such a directorship may be filled at such meeting only by the affirmative vote of at least 80% of the votes cast thereon by the outstanding shares of the Corporation then entitled to vote at an election of directors, voting together as a single class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

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Appendix D: Amendment to Mastercard’s Amended and Restated Certificate of Incorporation to implement other miscellaneous changes

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1. Amend ARTICLE IV Section 4.1 as follows:

Section 4.1. Capitalization.

The total number of shares of all classes of stock that the Corporation is authorized to issue is 4,500,000,000 shares, consisting of (i) 300,000,000 shares of Preferred Stock, par value $.0001 per share (“Preferred Stock”), (ii) 3,000,000,000 shares of Class A Common Stock, par value $.0001 per share (“Class A Common Stock”) and (iii) 1,200,000,000 shares of Class B Common Stock, par value $.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”). The number of authorized shares of any of the Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the ~~affirmative~~ requisite vote of the holders ~~of a majority in voting power~~ of the stock of the Corporation entitled to vote thereon ~~irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto)~~, and, no vote of the holders of any of the Class A Common Stock, Class B Common Stock or Preferred Stock voting separately as a class shall be required therefor irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto).

2. Amend ARTICLE IV Section 4.3 as follows:

Section 4.3. Common Stock.

(A) Voting Rights.

(1) Each holder of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that to the fullest extent permitted by law, holders of Class A Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.

(2) To the fullest extent permitted by law, holders of Class B Common Stock, as such, shall have no voting power and shall not be entitled to vote on any matter.

(B) Dividends and Distributions.

Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock and the Class B Common Stock with respect to the

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payment of dividends, dividends may be declared and paid on the Class A Common Stock and the Class B Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine. Except as otherwise required by the DGCL, in any circumstance where the Corporation may declare dividends or otherwise make distributions (including, without limitation, any distribution on liquidation, dissolution or winding-up of the Corporation) on either the Class A Common Stock or Class B Common Stock, the Corporation shall declare the same per share dividends or make the same per share distributions, as the case may be, on such other class of Common Stock; provided, however, that if any such dividends or distributions are declared with respect to the Class A Common Stock in the form of additional shares of Class A Common Stock (or rights, options or warrants to purchase or otherwise acquire, Class A Common Stock), such dividends or distributions shall be made with respect to the Class B Common Stock in the form of an equivalent number of shares of Class B Common Stock (or rights, options or warrants to purchase or otherwise acquire, Class B Common Stock) and if any such dividends or distributions are declared with respect to the Class B Common Stock in the form of additional shares of Class B Common Stock (or rights, options or warrants to purchase or otherwise acquire, Class B Common Stock), such dividends or distributions shall be made with respect to the Class A Common Stock in the form of an equivalent number of shares of Class A Common Stock (or rights, options or warrants to purchase or otherwise acquire, Class A Common Stock).

(C) Ownership of Class B Common Stock.

Class B Common Stock may only be held by (i) a Class A member or affiliate member of Mastercard International Incorporated (“Mastercard International”), (ii) the Corporation or a subsidiary thereof or (iii) a director, officer or employee of the Corporation or a subsidiary thereof. Any transfer or purported transfer that would result in a violation of the immediately preceding sentence shall be void ab initio and any shares of Class B Common Stock held in violation of this Section 4.3(C) may be redeemed by the Corporation, or its designee, at a price per share equal to the lesser of (i) the per share consideration paid in the transaction that resulted in such violative transfer (or, in the case of a devise, gift or other such transaction without consideration, the Market Price at the time of such devise or gift or other such transaction) and (ii) the Market Price on the date the Corporation, or its designee, elects to redeem such shares.

(D) Conversion.

(1)

(a) Any holder of Class B Common Stock may, at any time and from time to time at such holder’s option, convert all or any portion of such holder’s shares of Class B Common Stock into an equal number of fully paid and nonassessable shares of Class A Common Stock by delivery of written or electronic notice (or such other reasonable means as the Corporation may establish) to the Corporation (and, if such shares are held in certificated form, delivery and surrender to the Corporation of the certificates representing the shares of Class B Common Stock to be so converted); provided, however, that nothing herein shall entitle any Person to convert Class B Common Stock into Class A Common Stock if this would result in any Member (including such Person) Beneficially Owning any share of Class A Common Stock except as permitted pursuant to Section 4.3(D)(1)(b). Subject to the provisos contained in the immediately preceding sentence, a conversion pursuant to this Section 4.3(D)(1)(a) may be effected in connection with a transfer of shares Beneficially Owned by a Member. Upon such delivery of ~~written~~ notice (and, if applicable, surrender of certificates) pursuant to this Section 4.3(D)(1)(a), the Corporation shall deliver or cause to be delivered to the record owner of such shares of Class B Common Stock (or upon the written order of the record owner of such shares of Class B Common Stock, such record owner’s designee) the number of fully paid and nonassessable shares of Class A Common Stock into which the shares of such Class B Common Stock have been converted in accordance with the provisions of this Section 4.3(D)(1)(a). The Corporation may, in connection with any conversion pursuant to this Section 4.3(D)(1)(a), require such evidence as the Board may determine ~~in its sole discretion~~, that following such conversion the shares shall not be Beneficially Owned by a Member except as

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permitted pursuant to Section 4.3(D)(1)(b). The Board may from time to time establish such procedures as it may ~~in its sole and absolute discretion~~ determine to be necessary or desirable for the orderly conversion of Class B Common Stock, which procedures shall be binding upon the holders of Class B Common Stock.

(b) Following the occurrence of a conversion pursuant to Section 4.3(D)(1)(a) and prior to sale, Members shall be permitted to Beneficially Own Class A Common Stock for a period which shall not exceed 30 days (such period, the “Transitory Ownership Period”); provided, however, that during the Transitory Ownership Period, Members shall not be permitted to vote any shares of Class A Common Stock Beneficially Owned by them.

(2) The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A Common Stock on the conversion of shares of Class B Common Stock pursuant to Section 4.3(D)(1)(a); provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any registration of transfer involved in the issue or delivery of shares of Class A Common Stock in a name other than that of the record owner of Class B Common Stock converted or to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such taxes or has established, to the reasonable satisfaction of the Corporation, that such taxes have been paid.

(3) As long as any shares of Class B Common Stock shall be outstanding, the Corporation shall reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of shares of Class B Common Stock, that number of shares of Class A Common Stock necessary to effect the conversion of all of the then outstanding shares of Class B Common Stock. If at any time the Board determines that the number of authorized but unissued shares of Class A Common Stock would be insufficient to effect the conversion of all of the then outstanding shares of Class B Common Stock, the Board shall use all reasonable efforts to cause the Corporation’s authorized but unissued shares of Class A Common Stock to be increased to such number of shares as shall be sufficient to effect such conversion.

(4) Upon the occurrence of a conversion pursuant to Section 4.3(D)(1)(a), the Class B Common Stock so converted shall be retired and may not be reissued.

(5) Shares of Class A Common Stock shall not be convertible into any other class or series.

(E) Liquidation, Dissolution or Winding Up.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock and Class B Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder.

(F) Mergers, Consolidation, Etc.

In the event that the Corporation shall enter into any consolidation, merger, combination, statutory conversion, transfer, domestication, continuance or other transaction in which shares of Class A Common Stock or Class B Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, and in such event, the shares of each such class of Common Stock shall be exchanged for or changed into the same per share amount of stock, securities, cash and/or any other property, as the case may be, into which

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or for which each share of the other class of Common Stock is exchanged or changed; provided, however, that if shares of Class A Common Stock or Class B Common Stock are exchanged for or changed into shares of capital stock, such shares so exchanged for or changed into may differ to the extent and only to the extent that the Class A Common Stock and the Class B Common Stock differ as provided herein.

(G) Adjustments.

In the event that the Corporation shall, at any time when any shares of Class B Common Stock are outstanding, effect a subdivision, combination or consolidation of the outstanding shares of Class A Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Class A Common Stock, then in each case the Corporation shall, at the same time, effect an equivalent subdivision, combination or consolidation of the outstanding shares of Class B Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Class B Common Stock. In the event that the Corporation shall at any time when any shares of Class A Common Stock are outstanding effect a subdivision, combination or consolidation of the outstanding shares of Class B Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Class B Common Stock, then in each case the Corporation shall, at the same time, effect an equivalent subdivision, combination or consolidation of the outstanding shares of Class A Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Class A Common Stock.

(H) Limitations on Beneficial Ownership of Class A Common Stock and Class B Common Stock.

(1) Except as permitted pursuant to Section 4.3(D)(1), no Member or Similar Person (as defined below) shall Beneficially Own any share of Class A Common Stock or any share of any other class or series of stock of the Corporation entitled to vote generally in the election of directors (“Other Voting Stock”). Any Beneficial Ownership in violation of this Section 4.3(H)(1) (including, for the avoidance of doubt, any Beneficial Ownership of a Person that shall thereafter become a Member or Similar Person) shall be subject to the provisions set forth in Section 4.3(H)(5)-(8).

(2) No Person shall Beneficially Own (a) shares of Class A Common Stock representing more than 15% of the aggregate outstanding shares or voting power of Class A Common Stock; (b) shares of any class or series of Other Voting Stock representing more than 15% of the aggregate outstanding shares or voting power of such class or series of Other Voting Stock; or (c) shares of Class A Common Stock and/or Other Voting Stock representing more than 15% of the aggregate voting power of all the then outstanding shares of stock of the Corporation entitled to vote at an election of directors, voting as a single class. Any Beneficial Ownership in violation of this Section 4.3(H)(2) shall be subject to the provisions set forth in Section 4.3(H)(5)-(8).

(3)

(a) Notwithstanding Section 4.3(H)(2), Mastercard Foundation may Beneficially Own more than 15% of the aggregate outstanding shares of Class A Common Stock; provided that Mastercard Foundation shall not Beneficially Own more than 20% of the aggregate outstanding shares of Class A Common Stock.

(b) Notwithstanding Section 4.3(H)(1) and (2), an underwriter that participates in a public offering or a private placement of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) may Beneficially Own shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) in excess of the limitations on Beneficial Ownership set forth in Section 4.3(H)(1) and (2) but only to the extent necessary to facilitate such public offering or private placement.

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(c) A Person (including, without limitation, a Member or Similar Person) shall not be deemed to Beneficially Own shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) for purposes of Section 4.3(H)(1) and (2) if such shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) are (x) held for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of such Person’s business and if such shares are held by such Person without the purpose or effect of changing or influencing control of the Corporation or (y) are held by the designated market maker for the Class A Common Stock or the New York Stock Exchange (or, if the Corporation elects to list the Class A Common Stock on a different securities exchange, the market maker for the Class A Common Stock designated by such exchange or, failing such a designation, by the Corporation) in the ordinary course of such designated market maker’s business, if such shares are held by such designated market maker without the purpose or effect of changing or influencing control of the Corporation.

(4) Definitions. Capitalized terms defined below shall have the meanings assigned to them below when used throughout this Amended and Restated Certificate of Incorporation. In the case of any ambiguity in the definition of any of the capitalized terms defined below or elsewhere in this Amended and Restated Certificate of Incorporation, the Board of the Corporation shall have the power to resolve such ambiguity ~~in its sole and absolute discretion~~.

(a) “Affiliate” shall have the meaning assigned to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule).

(b) “Beneficial Owner” shall have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act (or any successor rules), except that in calculating the beneficial ownership of any particular Person, such Person will be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns”, “Beneficial Ownership” and “Beneficially Owned” have a corresponding meaning.

(c) “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 4.3(H)(7)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code (or any successor provisions).

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e) “Market Price” of a security on any date shall mean the last reported sale price for such security, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, for such security, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such security is not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board or, in the event that no trading price is available for such security, the fair market value of such security as determined in good faith by the Board.

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(f) “Mastercard Foundation” shall mean Mastercard Foundation, a legal entity incorporated as a corporation without share capital under the Canada Corporations Act.

(g) “Member” shall mean any Person that on May 30, 2006 was or thereafter shall have become or shall become, a Class A member or affiliate member of Mastercard International or licensee of any of the Corporation’s or Mastercard International’s brands, or an Affiliate of any of the foregoing, whether or not such Person continues to retain such status.

(h) “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

(i) “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 4.3(H)(1) or (2), would Beneficially Own shares of Class A Common Stock and/or Other Voting Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

(j) “Similar Person” shall mean any Person that is an operator, member or licensee of any general purpose payment card system that competes with the Corporation, or any Affiliate of such a Person.

(k) “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership, or any agreement to take any such actions or cause any such events, of Class A Common Stock, Class B Common Stock and/or Other Voting Stock or the right to vote Class A Common Stock and/or Other Voting Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Class A Common Stock, Class B Common Stock and/or Other Voting Stock or any interest in Class A Common Stock, Class B Common Stock and/or Other Voting Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership of Class A Common Stock, Class B Common Stock and/or Other Voting Stock; in each case, whether voluntary or involuntary, whether owned of record, or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

(l) “Trust” shall mean any trust as defined in Section 4.3(H)(5)(a).

(m) “Trustee” shall mean a Person unaffiliated with the Corporation, a Prohibited Owner or any Member or Similar Person, that is appointed by the Corporation to serve as trustee of a Trust.

(5) Violative Transfer. If any Transfer is purportedly effected which, if effective, would result in any Person Beneficially Owning shares of Class A Common Stock and/or Other Voting Stock in violation of Section 4.3(H)(1) or (2), then the intended transferee shall acquire no rights in respect of such shares, including, without limitation, voting rights or rights to dividends or other distributions with respect to such shares and:

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(a) that number of shares of the Class A Common Stock and/or Other Voting Stock the Beneficial Ownership of which otherwise would cause such Person to violate Section 4.3(H)(1) or (2) (rounded to the next highest whole share) shall be automatically transferred to a trust (“Trust”) for the benefit of a Charitable Beneficiary, effective as of the close of business on the business day prior to the date of such transfer, and such Person shall acquire no rights in such shares; or

(b) if the transfer to the Trust described in clause (a) of this Section 4.3(H)(5) would not be effective for any reason to prevent the violation of Section 4.3(H)(1) or (2), as applicable, then, subject to Section 4.3(H)(9) hereof, the Transfer of that number of shares of Class A Common Stock and/or Other Voting Stock that otherwise would cause any Person to violate Section 4.3(H)(1) or (2) shall be void ab initio.

(6) Remedies for Breach. If the Board shall at any time determine in good faith that a Transfer or other event has purportedly taken place that, if effected would result in a violation of Section 4.3(H)(1) or (2) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any shares of Class A Common Stock and/or Other Voting Stock in violation of Section 4.3(H)(1) or (2) (whether or not such violation is intended), the Board shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares pursuant to Section 4.3(H)(7)(e), refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 4.3(H)(1) or (2) shall automatically result in the Transfer to a Trust, and, where applicable, such Transfer (or other event) in violation of Section 4.3(H)(1) or (2) shall be void ab initio irrespective of any action (or non-action) by the Board.

(7) Transfer of Class A Common Stock and/or Other Voting Stock in Trust.

(a) Ownership in Trust. Upon any purported Transfer that would result in a transfer of shares of Class A Common Stock and/or Other Voting Stock to a Trust pursuant to Section 4.3(H)(5), such shares shall be deemed to have been Transferred to the trustee of the Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the date of such purported Transfer or other event that results in the Transfer to the Trust pursuant to Section 4.3(H)(5). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner or Member. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 4.3(H)(7)(f).

(b) Status of Shares Held by the Trustee. Shares of Class A Common Stock and/or Other Voting Stock held by the Trustee shall be issued and outstanding shares of Class A Common Stock and/or Other Voting Stock, respectively, of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

(c) Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Class A Common Stock and/or Other Voting Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Class A Common Stock and/or Other Voting Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to the DGCL, effective as of the

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date that the shares of Class A Common Stock and/or Other Voting Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Class A Common Stock and/or Other Voting Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken corporate action pursuant to such vote, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 4.3(H), until the Corporation has received notification that shares of Class A Common Stock and/or Other Voting Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

(d) Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Class A Common Stock and/or Other Voting Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 4.3(H)(1) or (2), as applicable. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 4.3(H)(7)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Class A Common Stock and/or Other Voting Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 4.3(H)(7)(d), such excess shall be paid to the Trustee upon demand.

(e) Right to Redeem Stock Transferred to the Trustee. Shares of Class A Common Stock and/or Other Voting Stock transferred to the Trustee may be redeemed by the Corporation, or its designee, at a price per share equal to the lesser of (i) the per share consideration paid in the transaction that resulted in such transfer to the Trust (or, in the case of a devise, gift or other such transaction without consideration, the Market Price at the time of such devise or gift or other such transaction) and (ii) the Market Price on the date the Corporation, or its designee, elects to redeem such shares. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 4.3(H)(7)(c). The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to redeem such shares until the Trustee has sold the shares held in the Trust pursuant to Section 4.3(H)(7)(d). Upon such a redemption, the interest of the Charitable Beneficiary in the shares shall terminate and the Trustee shall distribute the net proceeds of the redemption to the Prohibited Owner.

(f) Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that the shares of Class A Common Stock and/or Other Voting Stock held in the Trust would not violate the restrictions set forth in Section 4.3(H)(1) or (2) in the hands of such Charitable Beneficiary.

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(8) Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership of shares of Class A Common Stock and/or Other Voting Stock that will or may violate Section 4.3(H)(1) or (2) or any Person who would have owned shares of Class A Common Stock and/or Other Voting Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 4.3(H)(5) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation.

(9) NYSE Transactions. Nothing in Section 4.3(H) shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Section 4.3(H) and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Section 4.3(H).

(10) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 4.3(H), the Board of the Corporation shall have the power to determine the application of the provisions of this Section 4.3(H) with respect to any situation based on the facts known to it. In the event Section 4.3(H)(6) or (7) requires or permits an action or determination by the Board and this Amended and Restated Certificate of Incorporation fails to provide specific guidance with respect to such action or determination, the Board shall have the power to determine the action to be taken or determination to be made ~~in its sole and absolute discretion~~ so long as such action or determination is not contrary to the provisions of Section 4.3(H). Absent a decision to the contrary by the Board ~~(which the Board may make in its sole and absolute discretion)~~, if a Person would have (but for the remedies set forth in Section 4.3(H)(6)) acquired Beneficial Ownership of Class A Common Stock and/or Other Voting Stock in violation of Section 4.3(H)(1) or (2), such remedies (as applicable) shall apply first, to the shares of Class A Common Stock and/or Other Voting Stock which, but for such remedies, would have been owned directly by such Person, second, to the shares which, but for such remedies, would have been wholly Beneficially Owned (but not owned directly) by such Person, and thereafter, to the shares which, but for such remedies, would have been Beneficially Owned by such Person, pro rata among the Persons who directly own such shares of Class A Common Stock and/or Other Voting Stock based upon the relative number of the shares of Class A Common Stock and/or Other Voting Stock held by each such Person.

(11) Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Section 4.3(H).

(12) Non-Waiver. No delay or failure on the part of the Corporation or the Board in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board, as the case may be, except to the extent specifically waived in writing.

(I) Legend.

Any certificate for shares of Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth herein.

3. Amend ARTICLE VI Section 6.1 as follows:

Section 6.1. Board of Directors: Composition.

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(A) The business and affairs of the Corporation shall be managed by or under the direction of a Board consisting of not less than three directors or more than fifteen directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board. Any directors that may be elected by the holders of any series of Preferred Stock shall be included within the number of directors fixed by or pursuant to this Section 6.1(A).

(B) ~~Subject to the succeeding provisions of this Section 6.1(B), the directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board and at each annual meeting of stockholders prior to the 2011 annual meeting of stockholders successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. At each annual meeting of stockholders commencing with the 2011 annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term expiring at the next annual meeting of stockholders. Commencing with the 2013 annual meeting of stockholders, the foregoing classification of the Board of Directors shall cease. If the number of directors is changed prior to the 2013 annual meeting of stockholders, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. If the number of directors is increased at or following the 2013 annual meeting of stockholders, any additional director elected to fill a newly created directorship resulting from such increase shall hold office~~ At each annual meeting of stockholders, directors shall be elected for a term expiring at the next annual meeting of stockholders. In no case shall a decrease in the number of directors remove or shorten the term of any incumbent director.

(C) A majority of the total number of directors then in office (but not less than one-third of the number of directors constituting the entire Board) shall constitute a quorum for the transaction of business; provided, that a quorum shall not be constituted unless directors who are neither Industry Directors nor officers or employees of the Corporation or any of its subsidiaries represent a majority of the directors present. Except as otherwise provided by law, this Amended and Restated Certificate of Incorporation or the by-laws of the Corporation, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board. “Industry Director” means any director, other than a director who is an officer or employee of the Corporation or any of its subsidiaries, who is presently, or who has been, within the prior eighteen months, previously affiliated with a Member or Similar Person.

(D) A director shall hold office until the next annual meeting ~~for the year in which his or her term expires~~ of stockholders and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(E) Directors need not be elected by written ballot unless the by-laws shall so provide.

4. Amend ARTICLE VI Section 6.2 as follows:

Section 6.2. Board of Directors: Vacancies.

Any newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board shall be filled only by a majority of the directors then in office who are not Industry Directors, although less than a quorum, or by a sole remaining director who is not an Industry Director. Notwithstanding the immediately preceding sentence, if the Board shall be comprised only of Industry Directors, any newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. ~~Prior to the 2013 annual meeting of stockholders, if any applicable provision of the DGCL expressly confers power on stockholders to fill such a directorship at a special meeting of stockholders, such a directorship may be filled at such meeting only by the affirmative vote of at least 80% of the votes cast thereon by the~~

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~~outstanding shares of the Corporation then entitled to vote at an election of directors, voting together as a single class.~~ Any director elected to fill a vacancy or newly created directorship shall serve until the next annual meeting of stockholders and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office ~~not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor~~.

5. Amend ARTICLE VI Section 6.3 as follows:

Section 6.3. Removal of Directors.

~~Prior to the 2013 annual meeting of stockholders, directors may be removed with or without cause, but only by the affirmative vote of at least 80% in voting power of all the then outstanding shares of stock of the Corporation entitled to vote at an election of directors, voting as a single class. Commencing with the 2013 annual meeting of stockholders, directors~~ Directors may be removed with or without cause, by the holders of a majority in voting power of the shares then entitled to vote at an election of directors.

6. Amend ARTICLE VI Section 6.4 as follows:

Section 6.4. Election of Directors by Preferred Stock Holders.

Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) applicable thereto~~, and such directors so elected shall not be divided into classes pursuant to this Article VI unless expressly provided by such terms~~.

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MASTERCARD INCORPORATED
2000 PURCHASE STREET
PURCHASE, NY 10577-2509

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/MA2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
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V65596-P28507

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MASTERCARD INCORPORATED

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. Merit E. Janow	☐	☐	☐
1b. Candido Bracher	☐	☐	☐
1c. Richard K. Davis	☐	☐	☐
1d. Julius Genachowski	☐	☐	☐
1e. Choon Phong Goh	☐	☐	☐
1f. Oki Matsumoto	☐	☐	☐
1g. Michael Miebach	☐	☐	☐
1h. Youngme Moon	☐	☐	☐
1i. Rima Qureshi	☐	☐	☐
1j. Gabrielle Sulzberger	☐	☐	☐
1k. Harit Talwar	☐	☐	☐
1l. Lance Uggla	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V65597-P28507

mastercard

MASTERCARD INCORPORATED
Annual Meeting of Stockholders
June 24, 2025 8:30 A.M. Eastern Time
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby constitute(s) and appoint(s) Michael Miebach, Sachin Mehra, Tiffany Hall, Richard Verma and Adam Zitter, and each or any of them as proxies, each with the full power to appoint his or her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of MASTERCARD INCORPORATED that the stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders to be held at 8:30 A.M. Eastern Time on June 24, 2025, virtually at www.virtualshareholdermeeting.com/MA2025, and any adjournment or postponement thereof. The stockholder(s) hereby revoke(s) any proxies heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Discretionary authority is hereby conferred as to all other matters that may properly come before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side